File Nos. 33-51626
811-07148

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]

Pre-Effective Amendment No.	[ ]

Post-Effective Amendment No.	[28]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]

Amendment No.	[29]

(Check appropriate box or boxes)

SCHWARTZ INVESTMENT TRUST
(Exact Name of Registrant as Specified in Charter)

3707 West Maple Road, Suite 100
Bloomfield Hills, Michigan 48301
(Address of Principle Executive Offices)

Registrant's Telephone Number, including Area Code: (248) 644-8500

George P. Schwartz
Schwartz Investment Counsel, Inc.
3707 West Maple Road, Suite 100
Bloomfield Hills, Michigan 48301
(Name and Address of Agent for Service)

Copies to:
David M. Leahy, Esq.
Sullivan & Worcester LLP
1666 K Street, NW
Washington, D.C.  20006

It is proposed that this filing will become effective (check appropriate box):

/ /	immediately upon filing pursuant to paragraph (b)
/ X /	on May 1, 2012 pursuant to paragraph (b)
/ /	60 days after filing pursuant to paragraph (a)(1)
/ /	on (date) pursuant to paragraph (a)(1)
/ /	75 days after filing pursuant to paragraph (a)(2)
/ /	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
/ /	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Schwartz Value Fund

VALUE INVESTING SINCE 1984

TICKER SYMBOL: RCMFX

PROSPECTUS

MAY 1, 2012

Risk/Return Summary	1
Additional Investment Information	6
How to Purchase Shares	8
How to Redeem Shares	12
Dividends and Distributions	14
Taxes	15
Operation of the Fund	16
Calculation of Share Price	17
Financial Highlights	18
Privacy Notice	19
For More Information	back cover

RISK/RETURN SUMMARY

What is the Fund’s investment objective?

The investment objective of the Fund is to seek long-term capital appreciation.

What are the Fund’s fees and expenses?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%
Other Expenses	0.43%
Acquired Fund Fees and Expenses	0.03%
Total Annual Fund Operating Expenses	1.41%*

*
Total Annual Fund Operating Expenses will not correlate to the Fund’s ratio of expenses to average net assets in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund but does not include “Acquired Fund Fees and Expenses.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 144	$ 446	$ 771	$1,691

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 75% of the average value of its portfolio.

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What are the Fund’s principal investment strategies?

Under normal market conditions, the Fund intends to invest at least 80% of its net assets in U.S. common stocks. The Fund may also invest in exchange-traded funds (“ETFs”) if the Adviser believes it is advisable to expose the Fund to the broad market or to market sectors without purchasing a large number of individual securities. The Fund may invest in the securities of companies of any size, although it is anticipated that the Fund’s portfolio will consist primarily of common stocks of large-cap companies.

The Adviser uses fundamental security analysis to identify and purchase shares of companies that are believed to be selling below their intrinsic value. The Adviser looks for companies whose market prices are below what a corporate or entrepreneurial buyer would be willing to pay for the entire business. The price of stocks in relation to cash flow, earnings, dividends, book value, and asset value, both historical and prospective, are key determinants in the security selection process. Emphasis is also placed on identifying companies undergoing changes that may significantly enhance shareholder value in the future, including changes in operations, management, capital allocation, strategies or product offerings.

The Adviser intends to hold securities for an average of 3 to 5 years under normal market conditions. The price of the securities held by the Fund are monitored in relation to the Adviser’s criteria for value. When a stock appreciates substantially and is no longer undervalued, according to the Adviser’s valuation criteria, it is sold. Stocks are also sold when a company fails to achieve expected results or economic factors or competitive developments adversely impair the company’s intrinsic value.

What are the principal risks of investing in the Fund?

As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund. The Fund is not intended to be a complete investment program and there is no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market Risk. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks, such as rapid fluctuations in price or liquidity due to earnings and other developments affecting a particular company or industry, stock market trends and general economic conditions, investor perceptions, interest rates and other factors beyond the control of the Adviser. Stocks tend to move in cycles and may experience periods of turbulence and instability.

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Security Selection and Investment Style Risk. Like any mutual fund, the Fund’s method of security selection may not be successful and the Fund may underperform the stock market as a whole. If the Adviser’s opinion about the intrinsic value of a company is incorrect or if the intrinsic value of a company is not recognized by the market, it may not achieve the price appreciation anticipated by the Adviser. The Fund’s value style may go out of favor with investors.

Small and Mid-Cap Company Risk. Investments in small and mid-sized companies often involve higher risks because they may lack the management experience, financial resources, product diversification and competitive strengths usually present with larger corporations. In addition, in many instances, the securities of small and mid-sized companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of small and mid-sized companies may be subject to wider price fluctuations. Small and mid-sized companies also may not be widely followed by the investment community, which can lower the demand for their stock.

Exchange-Traded Fund (“ETF”) Risk. ETFs typically hold a portfolio of securities designed to track the performance of a particular index. ETFs differ from traditional index funds in that their shares are listed on a securities exchange and can be traded intraday. Investments in ETFs generally present the same primary risks as investments in conventional investment companies, including the risk that the general level of security prices owned by the ETF may decline, thereby affecting the value of the shares of the ETF. In addition, ETFs are subject to certain risks that do not apply to conventional open-end mutual funds, including the risk that the market price of an ETF’s shares may trade at a discount to its net asset value, or that an active trading market for an ETF’s shares may not be developed or maintained. ETFs are also subject to the risks of the underlying securities or sectors that the ETF is designed to track. When the Fund invests in an ETF, the Fund’s shareholders will indirectly pay a proportionate share of the management fee and operating expenses of the ETF.

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What has been the Fund’s performance history?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Fund by showing the Fund’s performance from year to year for the last ten calendar years, and by showing how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month-end, is available on the Fund’s website (www.schwartzvaluefund.com) or by calling 1-888-726-0753.

The 2012 year-to-date total return for the Fund through March 31, 2012 is 7.03%.

During the periods shown in the bar chart, the highest return for a quarter was 21.72% during the quarter ended June 30, 2009 and the lowest return for a quarter was -21.60% during the quarter ended December 31, 2008.

Average Annual Total Returns For Periods Ended December 31, 2011

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	One Year	Five Years	Ten Years
SCHWARTZ VALUE FUND
Return Before Taxes	5.59%	-1.91%	4.59%
Return After Taxes on Distributions	5.55%	-2.02%	3.76%
Return After Taxes on Distributions and Sale of Fund Shares	3.70%	-1.62%	3.90%

RUSSELL 1000 INDEX (reflects no deduction for fees, expenses, or taxes)	1.50%	-0.02%	3.34%

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Management of the Fund

Investment Adviser
Schwartz Investment Counsel, Inc. (the “Adviser”)

Portfolio Managers
George P. Schwartz, CFA, President and Chief Investment Officer of the Adviser, is co-portfolio manager of the Fund and has served as portfolio manager since the Fund’s inception in July 1993.

Timothy S. Schwartz, CFA, Vice President and Treasurer of the Adviser, is co-portfolio manager of the Fund and has acted in this capacity since March 2008.

Purchase and Sale of Fund Shares

Minimum Initial Investment - $1,000

Minimum Additional Investment - None, except that the minimum for participants in the Automatic Investment Plan is $50.

General Information. You may purchase or redeem (sell) shares of the Fund on each day that the Fund is open for business. Transactions may be initiated by written request, by wire transfer or through your financial institution.

Tax Information

The Fund’s distributions are generally taxed as ordinary income or capital gains unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, or you are a tax-exempt investor.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INVESTMENT INFORMATION

Investment Objective. The investment objective of the Fund is to seek long-term capital appreciation. Dividend and interest income is only an incidental consideration to the Fund’s investment objective. The Fund’s investment objective is fundamental and as such may not be changed without the affirmative vote of the holders of a majority of the Fund’s outstanding shares. Unless otherwise indicated, all investment practices and limitations of the Fund are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

Principal Investment Strategies. Under normal market conditions, the Fund intends to invest at least 80% of its net assets in U.S. common stocks. The Fund may also invest in ETFs if the Adviser believes it is advisable to expose the Fund to the broad market or to market sectors without purchasing a large number of individual securities. The Fund may invest in the securities of companies of any size, although it is anticipated that the Fund’s portfolio will consist primarily of common stocks of large-cap companies.

The Adviser uses fundamental security analysis to identify and purchase shares of companies that are believed to be selling below their intrinsic value. The Adviser looks for companies whose market prices are below what a corporate or entrepreneurial buyer would be willing to pay for the entire business. The price of stocks in relation to cash flow, earnings, dividends, book value, and asset value, both historical and prospective, are key determinants in the security selection process. Emphasis is also placed on identifying companies undergoing changes that may significantly enhance shareholder value in the future, including changes in operations, management, capital allocation, strategies or product offerings.

The Adviser intends to hold securities for an average of 3 to 5 years under normal market conditions. The price of the securities held by the Fund are monitored in relation to the Adviser’s criteria for value. When a stock appreciates substantially and is no longer undervalued, according to the Adviser’s valuation criteria, it is sold. Stocks are also sold when a company fails to achieve expected results or economic factors or competitive developments adversely impair the company’s intrinsic value.

Principal Risks. As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund. The Fund is not intended to be a complete investment program and there is no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks, such as rapid fluctuations in price or liquidity due to earnings and other developments affecting a particular company or industry, stock market trends and general economic conditions, investor perceptions, interest rates and other factors beyond the control of the Adviser. Stocks tend to move in cycles and may experience periods of turbulence and instability.

Like any mutual fund, the Fund’s method of security selection may not be successful and the Fund may underperform the stock market as a whole. If the Adviser’s opinion about the intrinsic value of a company is incorrect or if the intrinsic value of a company is not recognized by the market, it may not achieve the price appreciation anticipated by the Adviser. The Fund’s value style may go out of favor with investors.

Investments in small and mid-sized companies often involve higher risks because they may lack the management experience, financial resources, product diversification and competitive strengths usually present with larger corporations. In addition, in many instances, the securities of small and mid-sized companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of small and mid-sized companies may be subject to wider price fluctuations. Small and mid-sized companies also may not be widely followed by the investment community, which can lower the demand for their stock.

ETFs typically hold a portfolio of securities designed to track the performance of a particular index. ETFs differ from traditional index funds in that their shares are listed on a securities exchange and can be traded intraday. Investments in ETFs generally present the same primary risks as investments in conventional investment companies, including the risk that the general level of security prices owned by the ETF may decline, thereby affecting the value of the shares of the ETF. In addition, ETFs are subject to certain risks that do not apply to conventional open-end mutual funds, including the risk that the market price of an ETF’s shares may trade at a discount to its net asset value, or that an active trading market for an ETF’s shares may not be developed or maintained. ETFs are also subject to the risks of the underlying securities or sectors that the ETF is designed to track. When the Fund invests in an ETF, the Fund’s shareholders will indirectly pay a proportionate share of the management fee and operating expenses of the ETF.

Temporary Defensive Strategies. For temporary defensive purposes, the Fund may from time to time invest a significant portion, and possibly all, of its assets in U.S. Government obligations or money market instruments. “U.S. Government obligations” include securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. Government, and by various instrumentalities that have been established or

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or sponsored by the U.S. Government. U.S. Government obligations may or may not be backed by the “full faith and credit” of the U.S. Government. The money market instruments that the Fund may own from time to time include U.S. Government obligations having a maturity of less than one year, shares of money market mutual funds, commercial paper rated A-1 by Standard & Poor’s Ratings Group or Prime-1 by Moody’s Investors Service, Inc., repurchase agreements, bank debt instruments (certificates of deposit, time deposits and bankers’ acceptances), and other short-term instruments issued by domestic branches of U.S. financial institutions that are insured by the Federal Deposit Insurance Corporation and have assets exceeding $10 billion. To the extent the Fund invests in money market mutual funds, there will be some duplication of expenses because the Fund would bear its pro-rata portion of such money market funds’ advisory and operational fees. When the Fund invests in U.S. Government obligations or money market instruments for temporary defensive purposes, these investments may conflict with or impair the Fund’s ability to achieve its investment objective.

HOW TO PURCHASE SHARES

Your initial investment in the Fund ordinarily must be at least $1,000. The Fund may, in the Adviser’s sole discretion, accept certain accounts with less than the stated minimum initial investment. Shares of the Fund are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Fund. Purchase orders received by the Fund’s transfer agent, Ultimus Fund Solutions, LLC (the “Transfer Agent”) by 4:00 p.m., Eastern time, are priced at that day’s net asset value. Purchase orders received by the Transfer Agent after 4:00 p.m., Eastern time, are priced at the net asset value next determined on the following business day.

Opening a New Account. You may open an account and make an initial investment in the Fund by sending a check and a completed account application form to Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Checks should be made payable to the “Schwartz Value Fund.”

All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. The Fund does not accept cash, drafts, “starter” checks, travelers checks, credit card checks, post-dated checks, cashier’s checks under $10,000, or money orders. In addition, to protect the Fund from check fraud, the Fund does not accept checks made payable to third parties.

Shares of the Fund may be purchased through brokerage firms or financial institutions that are authorized to accept purchase orders on behalf of the Fund. Your purchase will be made at the net asset value next determined after your order is received by such organization in proper form before 4:00 p.m., Eastern time, or such earlier time as may be required by such organization.

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These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Transfer Agent. These organizations may be the shareholders of record of your shares. The Fund is not responsible for ensuring that these organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares. The Adviser (from its own revenues) may pay such organizations for administrative, shareholder subaccounting and other services, including sales-related services, based on the amount of customer assets maintained in the Fund by such organizations. The payment of such compensation by the Adviser will not affect the expense ratio of the Fund. Contact your brokerage firm or financial institution to determine whether it is authorized to accept orders on behalf of the Fund.

Provided the Transfer Agent has received a completed account application form, you may also purchase shares of the Fund by bank wire. Please telephone the Transfer Agent at 888-726-0753 for instructions. You should be prepared to give the name in which the account is to be established, the address, telephone number and taxpayer identification number for the account, and the name of the bank that will wire the money. Your investment will be made at the next determined net asset value after your wire is received together with the account information indicated above. If the Transfer Agent does not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends. To make your initial wire purchase, you must mail or fax (513-587-3438) a completed account application to the Transfer Agent. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon 30 days prior notice to shareholders.

Adding to Your Account. You may purchase and add shares to your account by mail, by bank wire transfer or through your brokerage firm or other financial institution. Checks should be sent to Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Checks should be made payable to the “Schwartz Value Fund.” In order to purchase additional shares of the Fund by bank wire, please telephone the Transfer Agent at 888-726-0753 for instructions. Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account. While there is no minimum amount required for subsequent investments, the Fund reserves the right to impose such requirement. All purchases are made at the net asset value next determined after receipt of a purchase order by the Fund.

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Automatic Investment Plan (AIP) and Direct Deposit Plan. You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account. Investments must be at least $50 under the AIP. The Transfer Agent pays the costs of your transfers, but reserves the right, upon 30 days’ written notice, to make reasonable charges for this service.

Your employer may offer a direct deposit plan which will allow you to have all or a portion of your paycheck transferred automatically to purchase shares of the Fund. Social Security recipients may have all or a portion of their social security check transferred automatically to purchase shares of the Fund. Please call 888-726-0753 for more information.

Customer Identification and Verification. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

•	Name;
•	Date of birth (for individuals);
•	Residential or business street address (although post office boxes are still permitted for mailing); and
•	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the net asset value next calculated after the account is closed.

Frequent Purchases and Redemptions of Fund Shares. In general, the Fund is designed for long-term investment and not as a frequent or short-term trading (“market timing”) vehicle. The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares.

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Accordingly, the Board of Trustees has adopted policies and procedures in an effort to detect and prevent market timing in the Fund. The Fund, through its service providers, will monitor shareholder trading activity in order to ensure it complies with the Fund’s policies. The Fund will also prepare reports illustrating purchase and redemption activity to detect market timing activity. The Fund believes that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Adviser to implement the Fund’s investment strategies. In addition to being disruptive, the risks to the Fund presented by market timing are higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease the Fund’s ability to provide maximum investment return to all shareholders; and potentially diluting the value of Fund shares. These risks can have an adverse affect on the Fund’s performance. The Fund reserves the right at any time to reject any purchase request that it believes to be market timing; modify any terms or conditions of purchase of shares of the Fund; or withdraw all or any part of the offering made by this Prospectus. If a purchase order is rejected, shareholders will be responsible for any resulting losses or fees imposed by their financial institution. Financial intermediaries may establish omnibus accounts in the Fund for their clients. The Fund relies on intermediaries to help enforce its market timing policies. Although the Fund has taken steps to discourage frequent purchases and redemptions of its shares, the Fund cannot guarantee that such trading will not occur. Each of the restrictions on frequent purchases and redemptions of Fund shares described above applies uniformly in all cases.

Additional Information. The Fund will mail you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued. The Fund and its distributor reserve the right to limit the amount of investments and to refuse to sell to any person.

The Fund’s account application contains provisions in favor of the Fund, the Adviser, the Transfer Agent, the Fund’s distributor and certain of their affiliates, excluding such entities from liability in connection with the performance of any acts instructed by the shareholder; provided, however, that such entities will be excluded from liability only if such entities have acted within applicable standards of reasonable care. If reasonable procedures are not followed by such entities, they will not be excluded from liability.

By sending your check to the Fund or the Transfer Agent, please be aware that you are authorizing the Transfer Agent to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Transfer Agent receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank

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statement. Your original check will be destroyed once processed, and you will not receive your cancelled check back. If the Transfer Agent cannot post the transaction electronically, you authorize the Transfer Agent to present an image copy of your check for payment.

If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Transfer Agent in the transaction.

HOW TO REDEEM SHARES

You may redeem shares of the Fund on each day that the Fund is open for business by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Fund’s account records. If the shares to be redeemed have a value of more than $50,000, your signature must be guaranteed. If the name(s) or the address on your account has been changed within the previous 15 days of your redemption request, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that participates in the STAMP Medallion Program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions that do not participate in the STAMP Medallion Program will not be accepted. A notary public cannot provide a signature guarantee. The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.

Redemption requests may direct that the proceeds be wired directly to your existing account in any commercial banking institution or brokerage firm in the United States as designated on your application. There is currently no charge for processing wire redemptions. However, the Transfer Agent reserves the right, upon 30 days’ written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You will receive the net asset value per share next determined after receipt by the Transfer Agent (or other agents of the Fund) of your redemption request in the form described above. Payment is normally made within three business days after tender in proper form, provided that payment in redemption of shares purchased by check will be effected only after

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the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Fund by certified check or wire transfer.

You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund. Your redemption will be made at the net asset value next determined after your order is received by such organization in proper form before 4:00 p.m., Eastern time, or such earlier time as may be required by such organization. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent. Contact your brokerage firm or financial institution to determine whether it is authorized to accept orders on behalf of the Fund.

Automatic Withdrawal Plan. If the shares in your account have a value of at least $5,000, you (or another person you have designated) may receive monthly, quarterly or semi-annual payments in a specified amount of not less than $50 each. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days written notice, to make reasonable charges or to terminate the plan upon 60 days written notice. Telephone the Transfer Agent toll-free at 888-726-0753 for additional information.

Additional Information. At the discretion of the Fund or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization.

The Fund reserves the right to require you to close your account if at any time the value of your shares is less than $1,000 (based on actual amounts invested, unaffected by market fluctuations), or such other minimum amount as the Fund may determine from time to time. After notification to you of the Fund’s intention to close your account, you will be given 60 days to increase the value of your account to the minimum amount.

The Fund reserves the right to suspend the right of redemption or to postpone the date of payment for more than five business days under unusual circumstances as determined by the Securities and Exchange Commission.

The Fund, when it is deemed to be in the best interests of the Fund’s shareholders, may make payment for shares redeemed in whole or in part in securities of the Fund taken at current value. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash and will bear market risk until the securities received are converted into cash. Portfolio securities that are issued in an in-kind redemption will be readily marketable.

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DIVIDENDS AND DISTRIBUTIONS

The Fund expects to distribute substantially all of its net investment income and net realized capital gains, if any, on an annual basis. Distributions are paid according to one of the following options:

Share Option	—	income distributions and capital gains distributions reinvested in additional shares

Income Option	—	income distributions paid in cash; capital gains distributions reinvested in additional shares

Cash Option	—	income distributions and capital gains distributions paid in cash

You should indicate your choice of option on your application. If no option is specified on your application, distributions will automatically be reinvested in additional shares. All distributions will be based on the net asset value in effect on the payable date.

If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed distribution checks.

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TAXES

The Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a “regulated investment company” under Subchapter M of the Internal Revenue Code by annually distributing substantially all of its net investment income and any net realized capital gains to its shareholders and by satisfying certain other requirements related to the sources of its income and the diversification of its assets. By so qualifying, the Fund will not be subject to federal income tax on that part of its net investment income and net realized capital gains that it distributes to shareholders. The Fund expects most of its distributions to be in the form of capital gains; however, the nature of the Fund’s distributions could vary in any given year.

Dividends and distributions paid to shareholders are generally subject to federal income tax and may be subject to state and local income tax. Distributions attributable to net investment income and net realized short-term capital gains, if any, are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. Dividends distributed by the Fund from net investment income may be eligible, in whole or in part, for the dividends received deduction available to corporations.

Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) by the Fund are taxable to you as capital gains, without regard to the length of time you have held your Fund shares. Capital gains distributions may be taxable at different rates depending on the length of time the Fund holds its assets. Redemptions of shares of the Fund are taxable events on which you may realize a gain or loss.

If you buy shares of the Fund shortly before the record date of a distribution, you will pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which is taxable.

The Fund will annually mail a statement to you indicating the amount and federal income tax status of all distributions made during the year. In addition to federal taxes, you may be subject to state and local taxes on distributions.

You should consult your tax advisor about the tax consequences of distributions from the Fund, redemptions of Fund shares, and the use of the Automatic Withdrawal Plan. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. See “Taxes” in the Statement of Additional Information for further information.

15

OPERATION OF THE FUND

The Fund is a diversified series of Schwartz Investment Trust (the “Trust”), an open-end management investment company organized as an Ohio business trust. The Board of Trustees supervises the business activities of the Fund. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.

Investment Adviser. The Trust retains Schwartz Investment Counsel, Inc., 3707 W. Maple Road, Suite 100, Bloomfield Hills, Michigan 48301, to manage the Fund’s investments. The Adviser has been registered as an investment adviser since 1988 and has approximately $899 million of assets under management as of December 31, 2011 . The controlling shareholder of the Adviser is George P. Schwartz, who is Chairman and President of the Trust and President and Chief Investment Officer of the Adviser.

The Fund pays an investment advisory fee to the Adviser computed at the annual rate of 0.95% of the Fund’s average daily net assets. A discussion of the factors considered by the Board of Trustees in its most recent approval of the Fund’s investment advisory agreement, including its conclusions with respect thereto, will be available in the Fund’s semi-annual report for the period ending June 30, 2012.

Portfolio Managers. George P. Schwartz, CFA, and Timothy S. Schwartz, CFA are jointly responsible for the day-to-day investment policy, portfolio management and investment research for the Fund. Mr. George Schwartz has been President and Chief Investment Officer of the Adviser for more than 30 years. Mr. Timothy Schwartz joined the Adviser in 1998 and is Vice President and Treasurer of the Adviser. The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their ownership of shares of the Fund.

Distributor. Ultimus Fund Distributors, LLC (the “Distributor”), serves as the distributor of shares of the Fund. The Distributor, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is a wholly-owned subsidiary of the Transfer Agent. The Fund may be distributed through other broker-dealers as well.

Portfolio Holdings and Disclosure Policy. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Statement of Additional Information.

16

CALCULATION OF SHARE PRICE

On each day that the Fund is open for business, the price (net asset value) of the Fund’s shares is determined as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). The Fund is open for business on each day the New York Stock Exchange is open for business. The Fund’s net asset value is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of net asset value after the order is received in proper form.

The Fund’s portfolio securities are valued as follows: (1) securities that are traded on stock exchanges, other than NASDAQ, are valued at the closing sales price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price, (2) securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price, (3) securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid price, (4) securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and (5) securities and other assets for which market quotations are not readily available or are considered to be unreliable due to significant market or other events are valued at their fair value as determined in good faith in accordance with consistently applied procedures adopted by and under the general supervision of the Board of Trustees. When fair value pricing is employed, the prices used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. To the extent any assets of the Fund are invested in other open-end investment companies that are registered under the Investment Company Act of 1940, the Fund’s net asset value with respect to those assets is calculated based upon the net asset values of such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates fair value. The Fund’s net asset value will fluctuate with the value of the securities it holds.

17

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended Dec. 31, 2011	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009		Year Ended Dec. 31, 2008		Year Ended Dec. 31, 2007
Net asset value at beginning of year	$21.21	$19.04	$14.12		$22.15		$25.52

Income/(loss) from investment operations:
Net investment income/(loss)	0.07	0.11	(0.01)		0.07		(0.00	)(a)
Net realized and unrealized gains/ (losses) on investments	1.12	2.17	4.93		(8.03)		(2.82)
Total from investment operations	1.19	2.28	4.92		(7.96)		(2.82)

Less distributions:
From net investment income	(0.07)	(0.11)	—		(0.07)		—
From net realized gains on investments	—	—	—		(0.00	)(a)	(0.55)
Total distributions	(0.07)	(0.11)	—		(0.07)		(0.55)

Net asset value at end of year	$22.33	$21.21	$19.04		$14.12		$22.15

Total return (b)	5.6%	12.0%	34.8%		(35.9%	)	(11.1%	)

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$36,654	$35,161	$34,369		$27,490		$54,863

Ratio of expenses to average net assets	1.38%	1.43%	1.55%		1.43%		1.34%

Ratio of net investment income/(loss) to average net assets	0.32%	0.52%	(0.07%	)	0.33%		(0.00%	)

Portfolio turnover rate	75%	69%	73%		150%		78%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

18

PRIVACY NOTICE

FACTS	WHAT DOES THE SCHWARTZ VALUE FUND DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪ Social Security number
▪ Assets
▪ Retirement Assets
▪ Transaction History
▪ Checking Account Information
▪ Purchase History
▪ Account Balances
▪ Account Transactions
▪ Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Schwartz Value Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Schwartz Value Fund share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-888-726-0753

19

Who we are
Who is providing this notice?	Schwartz Investment Trust Ultimus Fund Distributors, LLC Ultimus Fund Solutions, LLC
What we do
How does the Schwartz Value Fund protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Schwartz Value Fund collect my personal information?
We collect your personal information, for example, when you

▪ Provide account information
▪ Give us your contact information
▪ Make deposits or withdrawals from your account
▪ Make a wire transfer
▪ Tell us where to send the money
▪ Tell us who receives the money
▪ Show your government-issued ID
▪ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only

▪ Sharing for affiliates’ everyday business purposes – information about your creditworthiness
▪ Affiliates from using your information to market to you
▪ Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.

▪ Schwartz Investment Counsel, Inc., the investment adviser to the Schwartz Value Fund, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ The Schwartz Value Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ The Schwartz Value Fund doesn’t jointly market.

20

Board of Trustees

Donald J. Dawson, Jr.,
Lead Independent Trustee
John E. Barnds
Louis C. Bosco, Jr.
Joseph M. Grace
George P. Schwartz, CFA

Investment Adviser

SCHWARTZ INVESTMENT COUNSEL, INC.
3707 W. Maple Road, Suite 100
Bloomfield Hills, Michigan 48301
248-644-8500

5060 Annuciation Circle, Suite 100
Ave Maria, Florida 34142
239-867-4520

Administrator/Transfer Agent

ULTIMUS FUND SOLUTIONS, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
888-726-0753

Legal Counsel

SULLIVAN & WORCESTER LLP
1666 K Street NW, Suite 700
Washington, D.C. 20006

Officers

George P. Schwartz, CFA, President
Richard L. Platte, Jr., CFA, VP/Secretary
Timothy S. Schwartz, CFA, Treasurer
Cathy M. Stoner, CPA, IACCP,
Chief Compliance Officer
Robert G. Dorsey, Assistant Secretary
Wade R. Bridge, Assistant Secretary
Mark J. Seger, CPA, Assistant Treasurer
Theresa M. Bridge, CPA, Assistant Treasurer
Stephen L. Preston, Assistant Vice President

Independent Registered
Public Accounting Firm

DELOITTE & TOUCHE LLP
111 South Wacker Drive
Chicago, Illinois 60606

Distributor

ULTIMUS FUND DISTRIBUTORS, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Custodian

US BANK, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

PROSPECTUS

May 1, 2012

AVE MARIA CATHOLIC VALUES FUND
TICKER SYMBOL: AVEMX

AVE MARIA GROWTH FUND
TICKER SYMBOL: AVEGX

AVE MARIA RISING DIVIDEND FUND
TICKER SYMBOL: AVEDX

AVE MARIA OPPORTUNITY FUND
TICKER SYMBOL: AVESX

AVE MARIA WORLD EQUITY FUND
TICKER SYMBOL: AVEWX

AVE MARIA BOND FUND
TICKER SYMBOL: AVEFX

These securities have not been approved or disapproved by the
Securities and Exchange Commission nor has the Securities and
Exchange Commission passed upon the accuracy or adequacy of this
Prospectus. Any representation to the contrary is a criminal offense.

Risk/Return Summary
Ave Maria Catholic Values Fund	1
Ave Maria Growth Fund	6
Ave Maria Rising Dividend Fund	11
Ave Maria Opportunity Fund	16
Ave Maria World Equity Fund	22
Ave Maria Bond Fund	28
Information Relevant to All Funds	34
Additional Investment Information	35
How to Purchase Shares	45
How to Exchange Shares	49
How to Redeem Shares	50
Dividends and Distributions	52
Taxes	53
Operation of the Funds	54
The Catholic Advisory Board	57
Calculation of Share Price	58
Financial Highlights	59
Privacy Notice	65
For More Information	back cover

 RISK/RETURN SUMMARY

AVE MARIA CATHOLIC VALUES FUND

What is the Fund’s investment objective?

The investment objective of the Ave Maria Catholic Values Fund is to seek long-term capital appreciation.

What are the Fund’s fees and expenses?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.99	%(1)
Service (12b-1) Fees	0.25%
Other Expenses	0.26%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses	1.52	%(2)

(1)
The Adviser has contractually agreed to reduce Management Fees and reimburse Other Expenses until at least May 1, 2013 so that the Fund’s Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) do not exceed 1.50%. Any Management Fee reductions and/or expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years from the end of the fiscal year during which such fee reductions or expense reimbursement occurred, provided the repayment to the Adviser does not cause Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) of the Fund to exceed the 1.50% limitation. This expense limitation agreement may be terminated by the Fund or the Adviser upon not less than 60 days’ prior written notice, provided, however, that (i) the Adviser may not terminate the agreement without the approval of the Board of Trustees, and (ii) the agreement terminates automatically if the Adviser ceases to serve as the Fund’s investment adviser. During the fiscal year ended December 31, 2011, the Adviser recouped $80,509 of previous fee reductions from the Fund.

(2)
Total Annual Fund Operating Expenses will not correlate to the Fund’s ratio of net expenses to average net assets in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund but does not include “Acquired Fund Fees and Expenses.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. The Example also takes into account the contractual arrangement permitting the Adviser to recover prior years’ Management Fee reductions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 155	$ 478	$ 822	$ 1,794

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Under normal market conditions, the Ave Maria Catholic Values Fund invests primarily in common stocks believed to be priced at a discount to their true value according to the Adviser’s criteria for value. Under normal circumstances, all of the Fund’s equity investments (which include common stocks, preferred stocks and securities convertible into common stock) and at least 80% of the Fund’s net assets will be invested in companies meeting the Fund’s religious criteria (as discussed below). The Fund invests in securities of established companies of various market capitalizations.

The Adviser utilizes a comprehensive financial database and other sources with a universe of over 10,000 primarily domestic corporations to identify companies as candidates for the Fund. Using fundamental security analysis, the Adviser extensively analyzes stocks to identify those that meet the Fund’s investment objective and standards. The price of stocks in relation to cash flow, earnings, dividends, book value and asset value, both historical and prospective, are key determinants in the security selection process. Emphasis is also placed on identifying companies undergoing changes that the Adviser believes will significantly enhance shareholder value in the future, including changes in operations, management, capital allocation, strategies and product offerings.

The Fund practices morally responsible investing. This process is designed to avoid investments in companies believed to offer products or services or engage in practices that are contrary to core values and teachings of the Roman Catholic Church. The Catholic Advisory Board sets the criteria for screening out companies based on religious principles. In making this determination, the Catholic Advisory Board’s members are guided by the magisterium of the Roman Catholic Church and actively seek the advice and counsel of Catholic clergy. This process would, in general, avoid two major categories of companies: first, those involved in the practice of abortion, and second, companies whose policies are judged to be anti-

family, such as companies that distribute pornographic material or whose policies undermine the Sacrament of Marriage.

The prices of securities held by the Fund are monitored in relation to the Adviser’s criteria for value. Generally, stocks are purchased with the intent to hold them for three years or more. When a stock appreciates substantially and is no longer undervalued according to the Adviser’s valuation criteria, it is sold. Stocks are also sold when a company fails to achieve expected results, or economic factors or competitive developments adversely impair the company’s intrinsic value. Additionally, a stock may be sold (but is not required to be sold) if the Catholic Advisory Board determines that the company operates in a way that is inconsistent with core values and teachings of the Roman Catholic Church.

The Fund is not authorized or sponsored by the Roman Catholic Church and the Catholic Advisory Board is not affiliated with the Roman Catholic Church.

What are the principal risks of investing in the Ave Maria Catholic Values Fund?

As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund. The Fund is not intended to be a complete investment program and there is no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

General Market Risks. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks, such as rapid fluctuations in price or liquidity due to earnings or other developments affecting a particular company or industry, stock market trends and general economic conditions, investor perceptions, interest rates and other factors beyond the control of the Adviser. Stocks tend to move in cycles and may experience periods of turbulence and instability.

Moral Investing Risks. The Adviser invests in equity securities only if they meet both the Fund’s investment and religious requirements, and as such, the return may be lower than if the Adviser made decisions based solely on investment considerations. If the Catholic Advisory Board is of the opinion that a company has violated teachings and core values of the Roman Catholic Church, the Catholic Advisory Board can request that the security be removed from the Fund. This policy could result in the Fund selling a security at an inopportune time from a purely financial point of view. However, the Catholic Advisory Board cannot force the sale of a security; it may only recommend to the Adviser that the security be sold.

Security Selection and Investment Style Risks. Like any mutual fund, the Fund’s method of security selection may not be successful and the Fund may underperform the stock market as a whole. A stock may never achieve the price appreciation the Adviser anticipates and the Fund’s value style may go out of favor with investors.

Small-Cap and Mid-Cap Company Risks. Investments in small and mid-sized companies often involve higher risks because they may lack the management experience, financial resources, product diversification and competitive strengths usually present with larger corporations. In addition, in many instances, the securities of small and mid-sized companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of small and mid-sized companies may be subject to wider price fluctuations. Small and mid-sized companies also may not be widely followed by the investment community, which can lower the demand for their stock.

What has been the Fund’s performance history?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Ave Maria Catholic Values Fund by showing the Fund’s performance from year to year for the last ten calendar years, and by showing how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available on the Fund’s website (www.avemariafunds.com) or by calling 1-888-726-9331.

The 2012 year-to-date total return for the Fund through March 31, 2012 is 12.84%.

During the periods shown in the bar chart, the highest return for a quarter was 22.46% during the quarter ended June 30, 2009 and the lowest return for a quarter was -25.71% during the quarter ended December 31, 2008.

Average Annual Total Returns for Periods Ended December 31, 2011

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Ave Maria Catholic Values Fund	One Year	Five Years	Ten Years

Return Before Taxes	-1.34%	-0.16%	5.81%
Return After Taxes on Distributions	-1.34%	-0.19%	5.61%
Return After Taxes on Distributions and Sale of Fund Shares	-0.87%	-0.14%	5.09%

STANDARD & POOR’S 500 INDEX (reflects no deduction for fees, expenses, or taxes)	2.11%	-0.25%	2.92%

Management of the Fund

Investment Adviser
Schwartz Investment Counsel, Inc. (the “Adviser”)

Portfolio Managers
George P. Schwartz, CFA, President and Chief Investment Officer of the Adviser, is co-portfolio manager of the Fund and has acted in this capacity since July 2002.

Gregory R. Heilman, CFA, Senior Vice President and Portfolio Manager of the Adviser, is co-portfolio manager of the Fund and has acted in this capacity since October 2003.

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Information Relevant to All Funds” on page 34 of this Prospectus.

AVE MARIA GROWTH FUND

What is the Fund’s investment objective?

The investment objective of the Ave Maria Growth Fund is to seek long-term capital appreciation.

What are the Fund’s fees and expenses?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.03	%(1)
Service (12b-1) Fees	0.20	%(2)
Other Expenses	0.27%
Total Annual Fund Operating Expenses	1.50%

(1)
The Adviser has contractually agreed to reduce Management Fees and reimburse Other Expenses until at least May 1, 2013 so that the Fund’s Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) do not exceed 1.50%. Any Management Fee reductions and/or expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years from the end of the fiscal year during which such fee reductions or expense reimbursement occurred, provided the repayment to the Adviser does not cause Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) of the Fund to exceed the 1.50% limitation. This expense limitation agreement may be terminated by the Fund or the Adviser upon not less than 60 days’ prior written notice, provided, however, that (i) the Adviser may not terminate the agreement without the approval of the Board of Trustees, and (ii) the agreement terminates automatically if the Adviser ceases to serve as the Fund’s investment adviser. During the fiscal year ended December 31, 2011, the Adviser recouped $122,051 of previous fee reductions from the Fund.

(2)
The Fund has adopted a Shareholder Servicing Plan under which the Fund may make payments to financial organizations for providing account administration and personnel and account maintenance services to Fund shareholders. The annual limitation for payment of such expenses under the Plan is 0.25% of the Fund’s average daily net assets. The Fund incurred expenses of 0.20% under the Plan during its most recent fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. The Example also takes into account the contractual arrangement permitting the Adviser to recover prior years’ Management Fee reductions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 153	$ 474	$ 818	$ 1,791

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 10% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

The Ave Maria Growth Fund invests primarily in common stocks of companies believed by the Sub-Adviser to offer above-average potential for growth in revenues, profits or cash flow. Dividend and interest income are secondary considerations in investment selection. Under normal circumstances, all of the Fund’s equity investments (which include common stocks, preferred stocks and securities convertible into common stock) and at least 80% of the Fund’s net assets will be invested in companies meeting the Fund’s religious criteria (as discussed below). The Fund may invest in companies of all sizes, including small and mid-cap companies.

In selecting investments, the Sub-Adviser relies primarily on fundamental analysis by reviewing the issuing company’s financial statements, the fundamentals of other companies in the same industry, market trends and economic conditions. The Sub-Adviser evaluates a company’s earnings growth and prospects, price to cash flow and other variables to determine whether the company meets its growth criteria.

The Fund practices morally responsible investing. This process is designed to avoid investments in companies believed to offer products or services or engage in practices that are contrary to core values and teachings of the Roman Catholic Church. The Catholic Advisory Board sets the criteria for screening out companies based on religious principles. In making this determination, the Catholic Advisory Board’s members are guided by the magisterium of the Roman Catholic Church and actively seek the advice and counsel of Catholic clergy. This process would, in general, avoid two major categories of companies: first, those involved in the practice of abortion, and second, companies whose policies are judged to be anti-family, such as companies that distribute pornographic material or whose polices undermine the Sacrament of Marriage.

The Fund’s investments are monitored in relation to the Sub-Adviser’s criteria for a growth company. Generally, stocks are purchased with the intent to hold them for three years or more. However, when a company no longer meets the Sub-Adviser’s investment standards, it is sold regardless of the time held by the Fund. In addition, a stock may be sold (but is not required to be sold) if the Catholic Advisory Board determines that the company operates in a way that is inconsistent with the core values and teachings of the Roman Catholic Church.
The Fund is not authorized or sponsored by the Roman Catholic Church and the Catholic Advisory Board is not affiliated with the Roman Catholic Church.

What are the principal risks of investing in the Ave Maria Growth Fund?

As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund. The Fund is not intended to be a complete investment program and there is no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

General Market Risks. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks, such as rapid fluctuations in price or liquidity due to earnings or other developments affecting a particular company or industry, stock market trends and general economic conditions, investor perceptions, interest rates and other factors beyond the control of the Sub-Adviser. Stocks tend to move in cycles and may experience periods of turbulence and instability.

Moral Investing Risks. The Sub-Adviser invests in equity securities only if they meet both the Fund’s investment and religious requirements, and as such, the return may be lower than if the Sub-Adviser made decisions based solely on investment considerations. If the Catholic Advisory Board is of the opinion that a company has violated teachings and core values of the Roman Catholic Church, the Catholic Advisory Board can request that the security be removed from the Fund. This policy could result in the Fund selling a security at an inopportune time from a purely financial point of view. However, the Catholic Advisory Board cannot force the sale of a security; it may only recommend to the Sub-Adviser that the security be sold.

Security Selection and Investment Style Risks. Like any mutual fund, the Fund’s method of security selection may not be successful and the Fund may underperform the stock market as a whole. Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, growth securities may be more sensitive to changes in current or expected earnings than other securities. Growth securities also may be more volatile because growth companies usually invest a high portion of earnings in their business, and may lack the dividend income of value companies that can offset losses in a falling market. A company may never achieve the earnings growth the Sub-Adviser anticipates and the Fund’s growth style may go out of favor with investors.

Small-Cap and Mid-Cap Company Risks. Investments in small and mid-sized companies often involve higher risks because they may lack the management experience, financial resources, product diversification and competitive strengths usually present with larger corporations. In addition, in many instances, the securities of small and mid-sized companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of small and mid-sized companies may be subject to wider price fluctuations. Small and mid-sized companies also may not be widely followed by the investment community, which can lower the demand for their stock.

What has been the Fund’s performance history?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Ave Maria Growth Fund by showing the Fund’s performance from year to year for each full calendar year over the lifetime of the Fund, and by showing how the Fund’s average annual total returns for 1 and 5 years and since inception compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available on the Fund’s website (www.avemariafunds.com) or by calling 1-888-726-9331.

The 2012 year-to-date total return for the Fund through March 31, 2012 is 14.85%.

During the periods shown in the bar chart, the highest return for a quarter was 18.84% during the quarter ended June 30, 2009 and the lowest return for a quarter was -23.18% during the quarter ended December 31, 2008.

Average Annual Total Returns for Periods Ended December 31, 2011

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Ave Maria Growth Fund	One Year	Five Years	Since Inception (May 1, 2003)

Return Before Taxes	0.53%	4.02%	9.06%
Return After Taxes on Distributions	0.53%	3.98%	9.01%
Return After Taxes on Distributions and Sale of Fund Shares	0.35%	3.46%	8.02%

STANDARD & POOR’S 500 INDEX (reflects no deduction for fees, expenses, or taxes)	2.11%	-0.25%	5.83%

Management of the Fund

Investment Advisers
Schwartz Investment Counsel, Inc. is the investment adviser of the Fund. JLB & Associates, Inc. (the “Sub-Adviser”) is the sub-adviser of the Fund.

Portfolio Manager
James L. Bashaw, CFA, President and Chief Investment Officer of the Sub-Adviser, is the portfolio manager of the Fund and has acted in this capacity since the Fund’s inception in May 2003.

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Information Relevant to All Funds” on page 34 of this Prospectus.

AVE MARIA RISING DIVIDEND FUND

What is the Fund’s investment objective?

The Ave Maria Rising Dividend Fund seeks to provide increasing dividend income over time, long-term growth of capital, and a reasonable level of current income.

What are the Fund’s fees and expenses?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Service (12b-1) Fees	None
Other Expenses	0.27%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.03	%(1)

(1)
Total Annual Fund Operating Expenses will not correlate to the Fund’s ratio of expenses to average net assets in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund but does not include “Acquired Fund Fees and Expenses.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 105	$ 328	$ 569	$ 1,259

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Under normal circumstances, the Ave Maria Rising Dividend Fund will invest at least 80% of its net assets, including the amount of any borrowings for investment purposes, in the common stocks of dividend-paying companies that are expected to increase their dividends over time and to provide long-term growth of capital. Under normal circumstances, all of the Fund’s equity investments (which include common stocks, preferred stocks and securities convertible into common stock) and at least 80% of the Fund’s net assets will be invested in companies meeting the Fund’s religious criteria (as discussed below). The Fund may invest in companies of all sizes.

The Adviser believes that a track record of dividend increases is an excellent indicator of a company’s financial health and growth prospects, and that over the long term, income can contribute significantly to total return. Dividends can also help reduce the Fund’s volatility during periods of market turbulence and help offset losses when stock prices are falling. The Adviser looks for stocks with sustainable, above-average growth in earnings and dividends, and the Adviser attempts to buy them when they are temporarily out-of-favor or undervalued by the market.

Using fundamental security analysis, the Adviser extensively analyzes stocks to identify those that meet the Fund’s investment objective and standards. In selecting investments for the Fund, the Adviser favors companies with one or more of the following attributes:

•	either a track record of, or the potential for, above-average earnings and dividend growth;

•	a competitive dividend yield;

•	a sound balance sheet and solid cash flow to support future dividend increases;

•	a sustainable competitive advantage and leading market position; and

•	reasonable valuations, such as low price/earnings, price/cash flow, or price/sales ratios.

In pursuing the Fund’s investment objective, the Adviser has the discretion to purchase securities in special situations when it perceives an unusual opportunity for gain. These special situations might arise when the Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The Fund practices morally responsible investing. This process is designed to avoid investments in companies believed to offer products or services or engage in practices that are contrary to core values and teachings of the Roman Catholic Church. The Catholic Advisory Board sets the criteria for screening out companies based on religious principles. In making this determination, the Catholic Advisory Board’s members are guided by the magisterium of the Roman Catholic Church and actively seek the advice and counsel of Catholic clergy. This process would, in general, avoid two major categories of companies: first, those involved in the practice of abortion, and second, companies whose policies are judged to be anti-family, such as companies that distribute pornographic material or whose policies undermine the Sacrament of Marriage.

Stocks are sold when a company fails to achieve expected results, or economic factors or competitive developments adversely impair the company’s value. Additionally, a stock may be sold (but is not required to be sold) if the Catholic Advisory Board determines that the company operates in a way that is inconsistent with the core values and teachings of the Roman Catholic Church.

The Fund is not authorized or sponsored by the Roman Catholic Church and the Catholic Advisory Board is not affiliated with the Roman Catholic Church.

What are the principal risks of investing in the Ave Maria Rising Dividend Fund?

As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund. The Fund is not intended to be a complete investment program and there is no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

General Market Risks. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks, such as rapid fluctuations in price or liquidity due to earnings or other developments affecting a particular company or industry, stock market trends and general economic conditions, investor perceptions, interest rates and other factors beyond the control of the Adviser. Stocks tend to move in cycles and may experience periods of turbulence and instability.

Moral Investing Risks. The Adviser invests in equity securities only if they meet both the Fund’s investment and religious requirements, and as such, the return may be lower than if the Adviser made decisions based solely on investment considerations. If the Catholic Advisory Board is of the opinion that a company has violated teachings and core values of the Roman Catholic Church, the Catholic Advisory Board can request that the security be removed from the Fund. This policy could result in the Fund selling a security at an inopportune time from a purely financial point of view. However, the Catholic Advisory Board cannot force the sale of a security; it may only recommend to the Adviser that the security be sold.

Security Selection and Investment Style Risks. Like any mutual fund, the Fund’s method of security selection may not be successful and the Fund may underperform the stock market as a whole. There is no guarantee that the Fund’s dividends will increase over time. The companies held by the

Fund may reduce or stop paying dividends, which may affect the Fund’s ability to generate income. The investment style utilized for the Fund could fall out of favor with investors, which may cause the Fund to underperform relative to other mutual funds that do not emphasize dividend paying stocks.

Small-Cap and Mid-Cap Company Risks. Investments in small and mid-sized companies often involve higher risks because they may lack the management experience, financial resources, product diversification and competitive strengths usually present with larger corporations. In addition, in many instances, the securities of small and mid-sized companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of small and mid-sized companies may be subject to wider price fluctuations. Small and mid-sized companies also may not be widely followed by the investment community, which can lower the demand for their stock.

What has been the Fund’s performance history?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Ave Maria Rising Dividend Fund by showing the Fund’s performance from year to year for each full calendar year over the lifetime of the Fund, and by showing how the Fund’s average annual total returns for 1 and 5 years and since inception compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available on the Fund’s website (www.avemariafunds.com) or by calling 1-888-726-9331.

The 2012 year-to-date total return for the Fund through March 31, 2012 is 8.73%.

During the periods shown in the bar chart, the highest return for a quarter was 15.51% during the quarter ended September 30, 2009 and the lowest return for a quarter was -19.23% during the quarter ended December 31, 2008.

Average Annual Total Returns for Periods Ended December 31, 2011

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Ave Maria Rising Dividend Fund	One Year	Five Years	Since Inception (May 2, 2005)

Return Before Taxes	4.63%	3.48%	6.19%
Return After Taxes on Distributions	4.14%	3.10%	5.80%
Return After Taxes on Distributions and Sale of Fund Shares	3.67%	2.94%	5.33%

STANDARD & POOR’S 500 INDEX (reflects no deduction for fees, expenses, or taxes)	2.11%	-0.25%	3.33%

Management of the Fund

Investment Adviser
Schwartz Investment Counsel, Inc. (the “Adviser”)

Portfolio Managers
George P. Schwartz, CFA, President and Chief Investment Officer of the Adviser, is co-portfolio manager of the Fund and has acted in this capacity since the Fund’s inception in May 2005.

Richard L. Platte, Jr., CFA, Executive Vice President and Secretary of the Adviser, is co-portfolio manager of the Fund and has acted in this capacity since the Fund’s inception in May 2005.

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Information Relevant to All Funds” on page 34 of this Prospectus.

AVE MARIA OPPORTUNITY FUND

What is the Fund’s investment objective?

The investment objective of the Ave Maria Opportunity Fund is to seek long-term capital appreciation.

What are the Fund’s fees and expenses?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%
Service (12b-1) Fees	None
Other Expenses	0.53%
Acquired Fund Fees and Expenses	0.03%
Total Annual Fund Operating Expenses	1.51%
Less: Management Fee Reductions	0.23	%(1)
Total Annual Fund Operating Expenses After Management Fee Reductions	1.28	%(2)

(1)
The Adviser has contractually agreed to reduce Management Fees and reimburse Other Expenses until at least May 1, 2013 so that the Fund’s Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) do not exceed 1.25%. Any Management Fee reductions and/or expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years from the end of the fiscal year during which such fee reductions or expense reimbursement occurred, provided the repayment to the Adviser does not cause Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) of the Fund to exceed the 1.25% limitation. This expense limitation agreement may be terminated by the Fund or the Adviser upon not less than 60 days’ prior written notice, provided, however, that (i) the Adviser may not terminate the agreement without the approval of the Board of Trustees, and (ii) the agreement terminates automatically if the Adviser ceases to serve as the Fund’s investment adviser.

(2)
Total Annual Fund Operating Expenses will not correlate to the Fund’s ratio of net expenses to average net assets in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund but does not include “Acquired Fund Fees and Expenses.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. The Example also takes into account the Adviser’s contractual arrangement to maintain the Fund’s expenses at the agreed upon level for a period of one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 130	$ 455	$ 802	$ 1,782

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 101% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

The Ave Maria Opportunity Fund invests primarily in common stocks believed to be priced at a discount to their true value according to the Adviser’s criteria for value. The Fund may invest in common stocks of companies of any capitalization and, under normal circumstances, will emphasize investments in mid-capitalization (“mid-cap”), small capitalization (“small-cap”) and micro capitalization (“micro-cap”) companies. Under normal circumstances, all of the Fund’s equity investments (which include common stocks, preferred stocks and securities convertible into common stock) and at least 80% of the Fund’s net assets will be invested in companies meeting the Fund’s religious criteria (as discussed below).

Using fundamental security analysis, the Adviser extensively analyzes stocks to identify those that meet the Fund’s investment objective and standards. The prices of shares in relation to cash flow, earnings, dividends, book value, and asset value, both historical and prospective, are key determinants in the security selection process. Emphasis is also placed on identifying companies undergoing changes that the Adviser believes will significantly enhance shareholder value in the future, including changes in operations, management, capital allocation, strategies and product offerings.

Although the Fund is permitted to invest in companies of any size, it is anticipated that the Fund will emphasize investments in common stocks of mid-cap, small-cap and micro-cap companies, with market capitalizations within the ranges defined by the Adviser. The Adviser currently defines mid-cap companies as those whose market capitalization at the time of purchase is between $4 billion and $10 billion, defines small-cap companies as those whose market capitalization is between $200 million and $4 billion, and defines micro-cap companies as those whose market capitalization is less than $200 million. Therefore, most of the companies in the Fund’s portfolio can be expected to have a market capitalization of $10 billion or less, as measured at the time of purchase. However, there is no maximum or minimum market capitalization of companies in which the Fund may invest. The Adviser believes that the Russell 2000 Index, an index of small capitalization stocks, is the most appropriate broad-based securities market index against which to compare the Fund’s performance. The median market capitalization of the companies included in the Russell 2000 Index was $563 million as of the most recent reconstitution of the Index.

The Fund practices morally responsible investing. This process is designed to avoid investments in companies believed to offer products or services or engage in practices that are contrary to core values and teachings of the Roman Catholic Church. The Catholic Advisory Board sets the criteria for screening out companies based on religious principles. In making this determination, the Catholic Advisory Board’s members are guided by the magisterium of the Roman Catholic Church and actively seek the advice and counsel of Catholic clergy. This process would, in general, avoid two major categories of companies: first, those involved in the practice of abortion, and second, companies whose policies are judged to be anti-family, such as companies that distribute pornographic material or whose policies undermine the Sacrament of Marriage.

The prices of securities held by the Fund are monitored in relation to the Adviser’s criteria for value. Generally, stocks are purchased with the intent to hold them for three years or more. When a stock appreciates substantially and is no longer undervalued according to the Adviser’s valuation criteria, it is sold. Stocks are also sold when a company fails to achieve expected results, or economic factors or competitive developments adversely impair the company’s intrinsic value. Additionally, a stock may be sold (but is not required to be sold) if the Catholic Advisory Board determines that the company operates in a way that is inconsistent with core values and teachings of the Roman Catholic Church.

The Fund is not authorized or sponsored by the Roman Catholic Church and the Catholic Advisory Board is not affiliated with the Roman Catholic Church.

What are the principal risks of investing in the Ave Maria Opportunity Fund?

As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund. The Fund is not intended to be a complete investment program and there is no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

General Market Risks. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks, such as rapid fluctuations in price or liquidity due to earnings or other developments affecting a particular company or industry, stock market trends and general economic conditions, investor perceptions, interest rates and other factors beyond the control of the Adviser. Stocks tend to move in cycles and may experience periods of turbulence and instability.

Moral Investing Risks. The Adviser invests in equity securities only if they meet both the Fund’s investment and religious requirements, and as such, the return may be lower than if the Adviser made decisions based solely on investment considerations. If the Catholic Advisory Board is of the opinion that a company has violated teachings and core values of the Roman Catholic Church, the Catholic Advisory Board can request that the security be removed from the Fund. This policy could result in the Fund selling a security at an inopportune time from a purely financial point of view. However, the Catholic Advisory Board cannot force the sale of a security; it may only recommend to the Adviser that the security be sold.

Security Selection and Investment Style Risks. Like any mutual fund, the Fund’s method of security selection may not be successful and the Fund may underperform the stock market as a whole. A stock may never achieve the price appreciation the Adviser anticipates and the Fund’s value style may go out of favor with investors.

Mid-Cap, Small-Cap and Micro-Cap Company Risks. Investments in mid-cap, small-cap and micro-cap companies often involve higher risks because they may lack the management experience, financial resources, product diversification and competitive strengths usually present with larger corporations. In addition, in many instances, the securities of mid-cap, small-cap and micro-cap companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of mid-cap, small-cap and micro-cap companies may be subject to wider price fluctuations. Mid-cap, small-cap and micro-cap companies also may not be widely followed by the investment community, which can lower the demand for their stock. The foregoing risks may be particularly pronounced with respect to investments in micro-cap companies.

What has been the Fund’s performance history?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Ave Maria Opportunity Fund by showing the Fund’s performance from year to year for each full calendar year over the lifetime of the Fund, and by showing how the Fund’s average annual total returns for 1 and 5 years and since inception compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available on the Fund’s website (www.avemariafunds.com) or by calling 1-888-726-9331.

The 2012 year-to-date total return for the Fund through March 31, 2012 is 10.01%.

During the periods shown in the bar chart, the highest return for a quarter was 26.05% during the quarter ended June 30, 2009 and the lowest return for a quarter was -26.43% during the quarter ended December 31, 2008.

Average Annual Total Returns for Periods Ended December 31, 2011

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Ave Maria Opportunity Fund	One Year	Five Years	Since Inception (May 1, 2006)

Return Before Taxes	1.29%	1.06%	2.36%
Return After Taxes on Distributions	1.29%	1.03%	2.19%
Return After Taxes on Distributions and Sale of Fund Shares	0.84%	0.90%	1.95%

RUSSELL 2000 INDEX (reflects no deduction for fees, expenses, or taxes)	-4.18%	0.15%	0.89%

Management of the Fund

Investment Adviser
Schwartz Investment Counsel, Inc. (the “Adviser”)

Portfolio Manager
Timothy S. Schwartz, CFA, Vice President and Treasurer of the Adviser, is the portfolio manager of the Fund and has acted in this capacity since the Fund’s inception in May 2006.

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Information Relevant to All Funds” on page 34 of this Prospectus.

AVE MARIA WORLD EQUITY FUND

What is the Fund’s investment objective?

The investment objective of the Ave Maria World Equity Fund is to seek long-term capital appreciation.

What are the Fund’s fees and expenses?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%
Service (12b-1) Fees	None
Other Expenses	0.83%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses	1.80%
Less: Management Fee Reductions	0.28	%(1)
Total Annual Fund Operating Expenses After Management Fee Reductions	1.52	%(2)

(1)
The Adviser has contractually agreed to reduce Management Fees and reimburse Other Expenses until at least May 1, 2013 so that the Fund’s Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) do not exceed 1.50%. Any Management Fee reductions and/or expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years from the end of the fiscal year during which such fee reductions or expense reimbursement occurred, provided the repayment to the Adviser does not cause Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) of the Fund to exceed the 1.50% limitation. This expense limitation agreement may be terminated by the Fund or the Adviser upon not less than 60 days’ prior written notice, provided, however, that (i) the Adviser may not terminate the agreement without the approval of the Board of Trustees, and (ii) the agreement terminates automatically if the Adviser ceases to serve as the Fund’s investment adviser.

(2)
Total Annual Fund Operating Expenses will not correlate to the Fund’s ratio of net expenses to average net assets in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund but does not include “Acquired Fund Fees and Expenses.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. The Example also takes into account the Adviser’s contractual arrangement to maintain the Fund’s expenses at the agreed upon level for a period of one year . Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 155	$ 540	$ 951	$ 2,098

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Under normal market conditions, the Ave Maria World Equity Fund will invest at least 80% of its net assets, including the amount of any borrowings for investment purposes, in common stocks of U.S. and non-U.S. companies. The Fund will invest at least 60% of its net assets in common stocks issued by non-U.S. companies. For purposes of this requirement, a company is deemed to be a “non-U.S. company” if the company is headquartered outside the United States, or has at least 50% of its revenues or operations outside of the United States. Under normal circumstances, all of the Fund’s equity investments (which include common stocks, preferred stocks and securities convertible into common stock) and at least 80% of the Fund’s net assets will be invested in companies meeting the Fund’s religious criteria (as discussed below). The Fund invests in securities of established companies of various market capitalizations.

The Fund may, with respect to its investments in the stocks of non-U.S. companies, invest directly in such securities and/or indirectly through depositary receipts. Depositary receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. All of the stocks owned by the Fund will be U.S. dollar-denominated and will be traded on a U.S. securities exchange or traded domestically in the over-the-counter markets.

The Fund will limit its investments in securities of issuers located in any one country (other than the United States) to less than 25% of the Fund’s total assets. The Fund may invest without limitation in equity securities of issuers located in emerging markets. Emerging market countries include, but are not limited to, South Korea, Brazil, Russia, China, Mexico, Taiwan, South Africa and India.

The Fund invests primarily in common stocks believed to be priced at a discount to their true value according to the Adviser’s criteria for value. The price of stocks in relation to cash flow, earnings, dividends, book value and asset value, both historical and prospective, are key determinants in the security selection process. Emphasis is also placed on identifying companies undergoing changes that the Adviser believes will significantly enhance shareholder value in the future, including changes in operations, management, capital allocation, strategies and product offerings.

The Fund practices morally responsible investing. This process is designed to avoid investments in companies believed to offer products or services or engage in practices that are contrary to core values and teachings of the Roman Catholic Church. The Catholic Advisory Board sets the criteria for screening out companies based on religious principles. In making this determination, the Catholic Advisory Board’s members are guided by the magisterium of the Catholic Church and actively seek the advice and counsel of Catholic clergy. This process would, in general, avoid two major categories of companies: first, those involved in the practice of abortion, and second, companies whose policies are judged to be anti-family, such as companies that distribute pornographic material or whose policies undermine the Sacrament of Marriage.

The prices of securities held by the Fund are monitored in relation to the Adviser’s criteria for value. Generally, stocks are purchased with the intent to hold them for three years or more. When a stock appreciates substantially and is no longer undervalued according to the Adviser’s valuation criteria, it is sold. Stocks are also sold when a company fails to achieve expected results, or economic factors or competitive developments adversely impair the company’s intrinsic value. Additionally, a stock may be sold (but is not required to be sold) if the Catholic Advisory Board determines that the company operates in a way that is inconsistent with the core values and teachings of the Roman Catholic Church.

The Fund is not authorized or sponsored by the Roman Catholic Church and the Catholic Advisory Board is not affiliated with the Roman Catholic Church.

What are the principal risks of investing in the Ave Maria World Equity Fund?

As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund. The Fund is not intended to be a complete investment program and there is no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

General Market Risks. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks, such as fluctuations in price or liquidity due to earnings or other developments affecting a particular company or industry, stock market trends and general economic conditions, investor perceptions, interest rates and other factors beyond the control of the Adviser. Stocks tend to move in cycles and may experience periods of turbulence and instability.

Moral Investing Risks. The Adviser invests in equity securities only if they meet both the Fund’s investment and religious requirements, and as such, the return may be lower than if the Adviser made decisions based solely on investment considerations. If the Catholic Advisory Board is of the opinion that a company has violated teachings and core values of the Roman Catholic Church, the Catholic Advisory Board can request that the security be removed from the Fund. This policy could result in the Fund selling a security at an inopportune time from a purely financial point of view. However, the Catholic Advisory Board cannot force the sale of a security; it may only recommend to the Adviser that the security be sold.

Foreign Exposure Risks. Foreign securities and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include less stringent investor protection and disclosure standards of some foreign markets; fluctuations in foreign currencies; and withholding or other taxes. These factors can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently than the U.S. market. Even with respect to U.S. companies with substantial foreign operations, economic, regulatory and currency changes in foreign countries could dramatically affect the demand for a company’s products or the cost of producing those products. The foregoing risks are more pronounced in the case of investments in securities of issuers that are located in or have substantial operations in emerging market countries.

Security Selection and Investment Style Risks. Like any mutual fund, the Fund’s method of security selection may not be successful and the Fund may underperform the stock market as a whole. A stock may never achieve the price appreciation the Adviser anticipates and the Fund’s value style may go out of favor with investors.

Small-Cap and Mid-Cap Company Risks. Investments in small and mid-sized companies often involve higher risks because they may lack the management experience, financial resources, product diversification and competitive strengths usually present with larger corporations. In addition, in many instances, the securities of small and mid-sized companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of small and mid-sized companies may be subject to wider price fluctuations. Small and mid-sized companies also may not be widely followed by the investment community, which can lower the demand for their stock.

What has been the Fund’s performance history?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Ave Maria World Equity Fund by showing the Fund’s performance for each full calendar year over the lifetime of the Fund, and by showing how the Fund’s average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available on the Fund’s website (www.avemariafunds.com) or by calling 1-888-726-9331.

The 2012 year-to-date total return for the Fund through March 31, 2012 is 10.88%.

During the period shown in the bar chart, the highest return for a quarter was 7.98% during the quarter ended December 31, 2011 and the lowest return for a quarter was -20.66% during the quarter ended September 30, 2011.

Average Annual Total Returns for Periods Ended December 31, 2011

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Ave Maria World Equity Fund	One Year	Since Inception (April 30, 2010)

Return Before Taxes	-9.60%	0.96%
Return After Taxes on Distributions	-9.67%	0.91%
Return After Taxes on Distributions and Sale of Fund Shares	-6.15%	0.82%

STANDARD & POOR’S GLOBAL 1200 INDEX (reflects no deduction for fees, expenses, or taxes)	-5.08%	1.80%

Management of the Fund

Investment Adviser
Schwartz Investment Counsel, Inc. (the “Adviser”)

Portfolio Manager
Gregory R. Heilman, CFA, Senior Vice President and Portfolio Manager of the Adviser, is the portfolio manager of the Fund and has acted in this capacity since the Fund’s inception in April 2010.

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Information Relevant to All Funds” on page 34 of this Prospectus.

AVE MARIA BOND FUND

What is the Fund’s investment objective?

The investment objective of the Ave Maria Bond Fund is to seek preservation of principal with a reasonable level of current income.

What are the Fund’s fees and expenses?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.30%
Service (12b-1) Fees	0.15	%(1)
Other Expenses	0.28%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.74%
Less: Management Fee Reductions	0.03	%(2)
Total Annual Fund Operating Expenses After Management Fee Reductions	0.71	%(3)

(1)
The Fund has adopted a Shareholder Servicing Plan under which the Fund may make payments to financial organizations for providing account administration and personnel and account maintenance services to Fund shareholders. The annual limitation for payment of such expenses under the Plan is 0.25% of the Fund’s average daily net assets. The Fund incurred expenses of 0.15% under the Plan during its most recent fiscal year.

(2)
The Adviser has contractually agreed to reduce Management Fees and reimburse Other Expenses until at least May 1, 2013 so that the Fund’s Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) do not exceed 0.70%. Any Management Fee reductions and/or expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years from the end of the fiscal year during which such fee reductions or expense reimbursement occurred, provided the repayment to the Adviser does not cause Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) of the Fund to exceed the 0.70% limitation. This expense limitation agreement may be terminated by the Fund or the Adviser upon not less than 60 days’ prior written notice, provided, however, that (i) the Adviser may not terminate the agreement without the approval of the Board of Trustees, and (ii) the agreement terminates automatically if the Adviser ceases to serve as the Fund’s investment adviser.

(3)
Total Annual Fund Operating Expenses will not correlate to the Fund’s ratio of net expenses to average net assets in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund but does not include “Acquired Fund Fees and Expenses.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. The Example also takes into account the Adviser’s contractual arrangement to maintain the Fund’s expenses at the agreed upon level for a period of one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 73	$ 234	$ 409	$ 916

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

The Ave Maria Bond Fund invests primarily (80% or more of its net assets, including the amount of any borrowings for investment purposes) in investment-grade debt securities of domestic issuers, including the U.S. government and its agencies and instrumentalities, corporations and municipalities, as well as mortgage-backed securities and money market instruments. The Fund may invest up to 20% of its net assets in equity securities, which include preferred stocks, common stocks paying dividends and securities convertible into common stock. Under normal circumstances, all of the Fund’s investments in corporate debt and equity securities will satisfy the Fund’s religious criteria (as discussed below).

The Fund seeks to invest in securities that appear comparatively undervalued. For example, the Fund would consider a security having a yield that is higher than another security of similar credit quality and duration to be comparatively undervalued. Unlike funds investing solely for income, the Fund also seeks modest capital appreciation and growth of investment income. The Fund may purchase securities that are convertible into common stock or carry warrants or common stock purchase rights when the Adviser believes they offer higher return potential than nonconvertible securities. The Fund may also seek capital appreciation by investing in fixed income securities when the Adviser believes interest rates on such investments may decline, thereby increasing the market value of the Fund’s fixed income securities. The Adviser may also purchase securities it believes have a high potential for credit upgrade.

The Fund will invest at least 80% of its net assets in “investment-grade” debt securities and securities issued by the U.S. government, its agencies or instrumentalities. Investment-grade debt securities are corporate bonds, debentures, notes or money market instruments rated in the top four categories at the time of purchase by a nationally recognized rating agency, or unrated securities that the Adviser considers to be of comparable quality. Securities issued by the U.S. government, its agencies or its instrumentalities include direct obligations of the U.S. Treasury (including Treasury Inflation-Protected Securities (“TIPS”)) and securities issued or guaranteed as to payment of interest and principal by agencies or instrumentalities of the U.S. government.

The Fund will invest no more than 20% of its net assets in debt securities whose highest rating, at the time of purchase, is BBB by Standard & Poor's (or an equivalent rating) or lower. The Fund may invest up to 5% of its net assets in so-called “junk” securities whose ratings are below investment-grade.

The Fund may invest in debt securities of any maturity. In selecting debt securities, the Adviser will focus on the issuer’s credit strength as well as the security’s effective duration and yield. Effective duration is a measure of a debt security’s price sensitivity to interest rate changes. Effective duration takes into account a debt security’s cash flows over time including the possibility that a debt security might be prepaid by the issuer or redeemed by the holder prior to its stated maturity date. In contrast, maturity measures only the time until the final payment is due. When the Adviser expects interest rates to rise, it may purchase debt securities with shorter maturities or invest in money market instruments. When the Adviser expects interest rates to fall, it may invest in longer-term debt securities. The Adviser may sell a security when it no longer meets its criteria for investment or when there are more attractive investment opportunities available.

The Fund practices morally responsible investing. This process is designed to avoid investments in companies believed to offer products or services or engage in practices that are contrary to core values and teachings of the Roman Catholic Church. The Catholic Advisory Board sets the criteria for screening out companies based on religious principles. In making this determination, the Catholic Advisory Board’s members are guided by the magisterium of the Roman Catholic Church and actively seek the advice and counsel of Catholic clergy. This process would, in general, avoid two major categories of companies: first, those involved in the practice of abortion, and second, companies whose policies are judged to be anti-family, such as companies that distribute pornographic material or whose policies undermine the Sacrament of Marriage. The Fund’s investments in U.S. government obligations (or money market instruments for temporary defensive or liquidity purposes) may conflict with the Fund’s religious goals.

The Fund is not authorized or sponsored by the Roman Catholic Church and the Catholic Advisory Board is not affiliated with the Roman Catholic Church.

What are the principal risks of investing in the Ave Maria Bond Fund?

As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund. The Fund is not intended to be a complete investment program and there is no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

General Market Risks. The Fund is subject to the risk that the securities markets may decrease in value. Factors affecting the securities markets include economic growth and decline, interest rate levels and political events. There is a risk the Adviser will not accurately predict the impact of these and other factors, in which case the securities owned by the Fund might decline in value. Any debt securities held by the Fund may be subject to certain risks, such as credit risks, interest rate risks, prepayment and extension risks and liquidity risks. Any equity securities held by the Fund may be subject to certain risks, such as rapid fluctuations in price or liquidity due to earnings or other developments affecting a particular company or industry, general economic and stock market conditions, investor perceptions and other factors beyond the control of the Adviser. Stocks tend to move in cycles and may experience periods of turbulence and instability. Convertible securities generally are debt obligations that pay income, but may convert into common or preferred stock under certain circumstances. Therefore, convertible securities may be subject to both debt and equity security risks described herein.

Security Selection Risks. Like any mutual fund, the Fund’s method of security selection may not be successful and the Fund might underperform the markets as a whole. The Adviser’s opinion about the creditworthiness of a company, the intrinsic value of a security or the direction of interest rates may be incorrect, which may cause the Fund to underperform relative to other mutual funds that have similar investment strategies.

Moral Investing Risks. The Adviser invests in corporate debt and equity securities only if they meet both the Fund’s investment and religious requirements, and as such, the return may be lower than if the Adviser made decisions based solely on investment considerations. If the Catholic Advisory Board is of the opinion that a company has violated teachings and core values of the Roman Catholic Church, the Catholic Advisory Board can request that the security be removed from the Fund. This policy could result in the Fund selling a security at an inopportune time from a purely financial point of view. However, the Catholic Advisory Board cannot force the sale of a security; it may only recommend to the Adviser that the security be sold.

Interest Rate Risks. The value of the Fund’s fixed income securities is also affected by changes in interest rates. When interest rates rise, the value of the Fund’s fixed income securities and its share price will decline. A change in interest rates will also change the amount of income the Fund generates. Securities with longer maturities generally are more sensitive to interest rate changes than securities with shorter maturities.

Credit Risks. The value of the Fund’s fixed income securities is affected by the issuers’ continued ability to make interest and principal payments, when due. The Fund could lose money if an issuer cannot meet its financial obligations or if its credit rating is downgraded. Securities rated in the lowest of the investment-grade categories (BBB or an equivalent rating) are considered more speculative than higher-rated securities. Their issuers may not be as financially strong and they may have a weakened capacity to pay interest or principal, especially during periods of economic uncertainty or downturn.

The Fund’s investment grade determination is made at the time of purchase. If a security’s rating is reduced below investment grade, the Fund is not required to liquidate the position. When a security’s rating is reduced below investment grade, it may be more difficult for the Fund to receive income and achieve capital appreciation from its investment.

Government securities held by the Fund may or may not be backed by the “full faith and credit” of the U.S. government. Securities backed by the full faith and credit of the U.S. government include Treasury securities, Government National Mortgage Association securities and Overseas Private Investment Corporation securities. Securities that are not backed by the “full faith and credit” of the U.S. government include securities issued by various other government agencies.

Risks Associated with Credit Ratings. A rating by a nationally recognized statistical rating organization represents the organization’s opinion as to the credit quality of a security but is not an absolute standard of quality or guarantee as to the creditworthiness of an issuer. Ratings of nationally recognized statistical rating organizations present an inherent conflict of interest because such organizations are paid by the entities whose securities they rate. The credit rating of a security does not necessarily address its market risk (that is, the risk that the value of a security will be adversely affected due to movements in the overall financial markets or changes in the level of interest rates). In addition, ratings may not be revised promptly to reflect developments in the issuer’s financial condition.

Prepayment and Extension Risks. Mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. Prepayment risk is the risk that the underlying mortgages may be refinanced or paid off before they mature, particularly during periods of declining interest rates. This could lower the Fund’s return and result in losses to the Fund if some securities were acquired at a premium. Extension risk is the risk that the underlying mortgages may be refinanced or paid off more slowly than anticipated, particularly during periods of rising interest rates. This could cause the Fund to be unable to capitalize on higher interest rates because its investments are locked in at a lower interest rate for a longer period of time.

Liquidity Risks. Fixed-income securities may also be subject to liquidity risk, which is the risk that a security can not be sold at an advantageous time or price. If a fixed income security is downgraded or drops in price, the market demand may be limited, making that security difficult to sell. Additionally the market for certain fixed income securities may become illiquid under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer.

What has been the Fund’s performance history?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Ave Maria Bond Fund by showing the Fund’s performance from year to year for each full calendar year over the lifetime of the Fund, and by showing how the Fund’s average annual total returns for 1 and 5 years and since inception compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available on the Fund’s website (www.avemariafunds.com) or by calling 1-888-726-9331.

The 2012 year-to-date total return for the Fund through March 31, 2012 is 2.36%.

During the periods shown in the bar chart, the highest return for a quarter was 5.44% during the quarter ended September 30, 2009 and the lowest return for a quarter was -2.00% during the quarter ended September 30, 2011.

Average Annual Total Returns for Periods Ended December 31, 2011

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Ave Maria Bond Fund	One Year	Five Years	Since Inception (May 1, 2003)

Return Before Taxes	3.34%	4.99%	4.58%
Return After Taxes on Distributions	2.51%	3.93%	3.54%
Return After Taxes on Distributions and Sale of Fund Shares	2.61%	3.76%	3.40%

BARCLAYS U.S. INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX (reflects no deduction for fees, expenses, or taxes)	5.80%	5.88%	4.60%

Management of the Fund

Investment Adviser
Schwartz Investment Counsel, Inc. (the “Adviser”)

Portfolio Manager
Richard L. Platte, Jr., CFA, Executive Vice President and Secretary of the Adviser, is the portfolio manager of the Fund and has acted in this capacity since the Fund’s inception in May 2003.

INFORMATION RELEVANT TO ALL FUNDS

Purchase and Sale of Fund Shares

Minimum Initial Investment - $1,000

Minimum Additional Investment - None, except that the minimum for participants in the Automatic Investment Plan is $50.

General Information. You may purchase or redeem (sell) shares of each Fund on each day that the Funds are open for business. Transactions may be initiated by written request, by wire transfer or through your financial institution.

Tax Information

Each Fund’s distributions are generally taxed as ordinary income or capital gains unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, or you are a tax-exempt investor.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INVESTMENT INFORMATION

INVESTMENT OBJECTIVES

Ave Maria Catholic Values Fund:
Long-term capital appreciation

Ave Maria Growth Fund:
Long-term capital appreciation

Ave Maria Rising Dividend Fund:
Increasing dividend income over time, long-term growth of capital, and a reasonable level of current income

Ave Maria Opportunity Fund:
Long-term capital appreciation

Ave Maria World Equity Fund:
Long-term capital appreciation

Ave Maria Bond Fund:
Preservation of principal with a reasonable level of current income

Each Fund’s investment objective is fundamental and as such may not be changed without the affirmative vote of the holders of a majority (as defined under the Investment Company Act of 1940) of a Fund’s outstanding shares.

PRINCIPAL INVESTMENT STRATEGIES

The Funds practice morally responsible investing. This process is designed to avoid investments in companies believed to offer products or services or engage in practices that are contrary to core values and teachings of the Roman Catholic Church. The Catholic Advisory Board sets the criteria for screening out companies based on religious principles. In making this determination, the Catholic Advisory Board’s members are guided by the magisterium of the Roman Catholic Church and actively seek the advice and counsel of Catholic clergy. This process would, in general, avoid two major categories of companies: first, those involved in the practice of abortion, and second, companies whose policies are judged to be anti-family, such as companies that distribute pornographic material or whose policies undermine the Sacrament of Marriage. The Funds are not authorized or sponsored by the Roman Catholic Church and the Catholic Advisory Board is not affiliated with the Roman Catholic Church.

Under normal circumstances, all of the equity investments of the Ave Maria Catholic Values Fund, Ave Maria Growth Fund, Ave Maria Rising Dividend Fund, Ave Maria Opportunity Fund and the Ave Maria World Equity Fund and at least 80% of each Fund’s net assets, including the amount of any borrowings for investment purposes, will be invested in companies meeting the Fund’s religious criteria. Under normal circumstances, all of the Ave Maria Bond Fund’s investments in corporate debt and equity securities will satisfy the Fund’s religious criteria. These policies are fundamental and as such may not be changed without the affirmative vote of the holders of a majority (as defined under the Investment Company Act of 1940) of a Fund’s outstanding shares.

Ave Maria Catholic Values Fund

Under normal market conditions, the Ave Maria Catholic Values Fund invests primarily in common stocks believed to be priced at a discount to their true value according to the Adviser’s criteria for value. Under normal circumstances, all of the Fund’s equity investments (which include common stocks, preferred stocks and securities convertible into common stock) and at least 80% of the Fund’s net assets will be invested in companies meeting the Fund’s religious criteria. The Fund invests in securities of established companies of various market capitalizations.

The Adviser utilizes a comprehensive financial database and other sources with a universe of over 10,000 primarily domestic corporations to identify companies as candidates for the Fund. Using fundamental security analysis, the Adviser extensively analyzes stocks to identify those that meet the Fund’s investment objective and standards. The price of stocks in relation to cash flow, earnings, dividends, book value and asset value, both historical and prospective, are key determinants in the security selection process. Emphasis is also placed on identifying companies undergoing changes that the Adviser believes will significantly enhance shareholder value in the future, including changes in operations, management, capital allocation, strategies and product offerings.

The prices of securities held by the Fund are monitored in relation to the Adviser’s criteria for value. Generally, stocks are purchased with the intent to hold them for three years or more. When a stock appreciates substantially and is no longer undervalued, according to the Adviser’s valuation criteria, it is sold. Stocks are also sold when a company fails to achieve expected results, or economic factors or competitive developments adversely impair the company’s intrinsic value. Additionally, a stock may be sold (but is not required to be sold) if the Catholic Advisory Board determines that the company operates in a way that is inconsistent with core values and teachings of the Roman Catholic Church.

Ave Maria Growth Fund

The Ave Maria Growth Fund invests primarily in common stocks of companies believed by the Sub-Adviser to offer above-average potential for growth in revenues, profits or cash flow. Dividend and interest income are secondary considerations in investment selection. Under normal circumstances, all of the Fund’s equity investments (which include common stocks, preferred stocks and securities convertible into common stock) and at least 80% of the Fund’s net assets will be invested in companies meeting the Fund’s religious criteria. The Fund may invest in companies of all sizes, including small and mid-cap companies.

In selecting investments, the Sub-Adviser relies primarily on fundamental analysis by reviewing the issuing company’s financial statements, the fundamentals of other companies in the same industry, market trends and economic conditions. The Sub-Adviser evaluates a company’s earnings growth and prospects, price to cash flow, along with other variables to determine whether the company meets its growth criteria.

The Fund’s investments are monitored in relation to the Sub-Adviser’s criteria for a growth company. Generally, stocks are purchased with the intent to hold them for three years or more. However, when a company no longer meets the Sub-Adviser’s investment standards, it is sold regardless of the time held by the Fund. In addition, a stock may be sold (but is not required to be sold) if the Catholic Advisory Board determines that the company operates in a way that is inconsistent with the core values and teachings of the Roman Catholic Church.

Ave Maria Rising Dividend Fund

Under normal circumstances, the Ave Maria Rising Dividend Fund will invest at least 80% of its net assets, including the amount of any borrowings for investment purposes, in the common stocks of dividend-paying companies that are expected to increase their dividends over time and to provide long-term growth of capital. Under normal circumstances, all of the Fund’s equity investments (which include common stocks, preferred stocks and securities convertible into common stock) and at least 80% of the Fund’s net assets will be invested in companies meeting the Fund’s religious criteria. The Fund may invest in companies of all sizes.

The Adviser believes that a track record of dividend increases is an excellent indicator of a company’s financial health and growth prospects, and that over the long term, income can contribute significantly to total return. Dividends can also help reduce the Fund’s volatility during periods of market turbulence and help offset losses when stock prices are falling. The Adviser looks for stocks with sustainable, above-average growth in earnings and dividends, and the Adviser attempts to buy them when they are temporarily out-of-favor or undervalued by the market.

Using fundamental security analysis, the Adviser extensively analyzes stocks to identify those that meet the Fund’s investment objective and standards. In selecting investments for the Fund, the Adviser favors companies with one or more of the following attributes:

•	either a track record of, or the potential for, above-average earnings and dividend growth;

•	a competitive dividend yield;

•	a sound balance sheet and solid cash flow to support future dividend increases;

•	a sustainable competitive advantage and leading market position; and

•	reasonable valuations, such as low price/earnings, price/cash flow, or price/sales ratios.

In pursuing the Fund’s investment objective, the Adviser has the discretion to purchase securities in special situations when it perceives an unusual opportunity for gain. These special situations might arise when the Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Stocks are sold when a company fails to achieve expected results, or economic factors or competitive developments adversely impair the company’s value. Additionally, a stock may be sold (but is not required to be sold) if the Catholic Advisory Board determines that the company operates in a way that is inconsistent with core values and teachings of the Roman Catholic Church.

Ave Maria Opportunity Fund

The Ave Maria Opportunity Fund invests primarily in common stocks believed to be priced at a discount to their true value according to the Adviser’s criteria for value. The Fund may invest in common stocks of companies of any capitalization and, under normal circumstances, will emphasize investments in mid-cap, small-cap and micro-cap companies. Under normal circumstances, all of the Fund’s equity investments (which include common stocks, preferred stocks and securities convertible into common stock) and at least 80% of the Fund’s net assets will be invested in companies meeting the Fund’s religious criteria.

Using fundamental security analysis, the Adviser extensively analyzes stocks to identify those that meet the Fund’s investment objective and standards. The prices of shares in relation to cash flow, earnings, dividends, book value, and asset value, both historical and prospective, are key determinants in the security selection process. Emphasis is also placed on companies undergoing changes that the Adviser believes will significantly enhance shareholder value in the future, including changes in operations, management, capital allocation, strategies and product offerings.

Although the Fund is permitted to invest in companies of any size, it is anticipated that the Fund will invest primarily in common stocks of mid-cap, small-cap and micro-cap companies, with market capitalizations within the ranges defined by the Adviser. The Adviser currently defines mid-cap companies as those whose market capitalization at the time of purchase is between $4 billion and $10 billion, defines small-cap companies as those whose market capitalization is between $200 million and $4 billion, and defines micro-cap companies as those whose market capitalization is less than $200 million. Therefore, most of the companies in the Fund’s portfolio can be expected to have a market capitalization of $10 billion or less, as measured at the time of purchase. However, there is no maximum or minimum market capitalization of companies in which the Fund may invest. The Adviser believes that the Russell 2000 Index, an index of small capitalization stocks, is the most appropriate broad-based securities market index against which to compare the Fund’s performance.

The prices of securities held by the Fund are monitored in relation to the Adviser’s criteria for value. Generally, stocks are purchased with the intent to hold them for three years or more. When a stock appreciates substantially and is no longer undervalued, according to the Adviser’s valuation criteria, it is sold. Stocks are also sold when a company fails to achieve expected results or economic factors or competitive developments adversely impair the company’s intrinsic value. Additionally, a stock may be sold (but is not required to be sold) if the Catholic Advisory Board determines that the company operates in a way that is inconsistent with core values and teachings of the Roman Catholic Church.

Ave Maria World Equity Fund

Under normal market conditions, the Ave Maria World Equity Fund will invest at least 80% of its net assets, including the amount of any borrowings for investment purposes, in common stocks of U.S. and non-U.S. companies. The Fund will invest at least 60% of its net assets in common stocks issued by non-U.S. companies. For purposes of this requirement, a company is deemed to be a “non-U.S. company” if the company is headquartered outside the United States, or has at least 50% of its revenues or operations outside of the United States. Under normal circumstances, all of the Fund’s equity investments (which include common stocks, preferred stocks and securities convertible into common stock) and at least 80% of the Fund’s net assets will be invested in companies meeting the Fund’s religious criteria. The Fund invests in securities of established companies of various market capitalizations.

The Fund may, with respect to its investments in the stocks of non-U.S. companies, invest directly in such securities and/or indirectly through depositary receipts. Depositary receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. All of the stocks owned by the Fund will be U.S. dollar-denominated and will be traded on a U.S. securities exchange or traded domestically in the over-the-counter markets.

The Fund will limit its investments in securities of issuers located in any one country (other than the United States) to less than 25% of the Fund’s total assets. The Fund may invest without limitation in equity securities of issuers located in emerging markets. Emerging market countries include, but are not limited to, South Korea, Brazil, Russia, China, Mexico, Taiwan, South Africa and India.

The Fund invests primarily in common stocks believed to be priced at a discount to their true value according to the Adviser’s criteria for value. The price of stocks in relation to cash flow, earnings, dividends, book value and asset value, both historical and prospective, are key determinants in the security selection process. Emphasis is also placed on identifying companies undergoing changes that the Adviser believes will significantly enhance shareholder value in the future, including changes in operations, management, capital allocation, strategies and product offerings.

The prices of securities held by the Fund are monitored in relation to the Adviser’s criteria for value. Generally, stocks are purchased with the intent to hold them for three years or more. When a stock appreciates substantially and is no longer undervalued, according to the Adviser’s valuation criteria, it is sold. Stocks are also sold when a company fails to achieve expected results, or economic factors or competitive developments adversely impair the company’s intrinsic value. Additionally, a stock may be sold (but is not required to be sold) if the Catholic Advisory Board determines that the company operates in a way that is inconsistent with the core values and teachings of the Roman Catholic Church.

Ave Maria Bond Fund

The Ave Maria Bond Fund invests primarily (80% or more of its net assets, including the amount of any borrowings for investment purposes) in investment-grade debt securities of domestic issuers, including the U.S. government and its agencies and instrumentalities, corporations and municipalities, as well as mortgage-backed securities and money market instruments. The Fund may invest up to 20% of its net assets in equity securities, which include preferred stocks, common stocks paying dividends and securities convertible into common stock. Under normal circumstances, all of the Fund’s investments in corporate debt and equity securities will satisfy the Fund’s religious criteria.

The Fund seeks to invest in securities that appear comparatively undervalued. For example, the Fund would consider a security having a yield that is higher than another security of similar credit quality and duration to be comparatively undervalued. Unlike funds investing solely for income, the Fund also seeks modest capital appreciation and growth of investment income. The Fund may purchase securities that are convertible into common stock or carry warrants or common stock purchase rights when the Adviser believes they offer higher return potential than nonconvertible securities. The Fund may also seek capital appreciation by investing in fixed income securities when the Adviser believes interest rates on such investments may decline, thereby increasing the market value of the Fund’s fixed income securities. The Adviser may also purchase securities it believes have a high potential for credit upgrade.

The Fund will invest at least 80% of its net assets in “investment-grade” debt securities and securities issued by the U.S. government, its agencies or instrumentalities. Investment-grade debt securities are corporate bonds, debentures, notes or money market instruments rated in the top four categories at the time of purchase by a nationally recognized rating agency, or unrated securities that the Adviser considers to be of comparable quality. Securities issued by the U.S. government, its agencies or its instrumentalities include direct obligations of the U.S. Treasury (including TIPS) and securities issued or guaranteed as to payment of interest and principal by agencies or instrumentalities of the U.S. government.

The Fund will invest no more than 20% of its net assets in debt securities whose highest rating, at the time of purchase, is BBB by Standard & Poor's (or an equivalent rating) or lower. The Fund may invest up to 5% of its net assets in so-called “junk” securities whose ratings are below investment-grade.

The Fund may invest in debt securities of any maturity. In selecting debt securities, the Adviser will focus on the issuer’s credit strength as well as the security’s effective duration and yield. Effective duration is a measure of a debt security’s price sensitivity to interest rate changes. Effective duration takes into account a debt security’s cash flows over time, including the possibility that a debt security might be prepaid by the issuer or redeemed by the holder prior to its stated maturity date. In contrast, maturity measures only the time until the final payment is due. When the Adviser expects interest rates to rise, it may purchase debt securities with shorter maturities or invest in money market instruments. When the Adviser expects interest rates to fall, it may invest in longer-term debt securities. The Adviser may sell a security when it no longer meets its criteria for investment or when there are more attractive investment opportunities available.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, each Fund may from time to time invest a significant portion, and possibly all, of its assets in U.S. Government obligations or money market instruments. “U.S. Government obligations” include securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. Government, and by various instrumentalities that have been established or sponsored by the U.S. Government. U.S. Government obligations may or may not be backed by the “full faith and credit” of the U.S. Government. The money market instruments that a Fund may own from time to time include U.S. Government obligations having a maturity of less than one year, shares of money market mutual funds, commercial paper rated A-1 by Standard & Poor’s Ratings Group or Prime-1 by Moody’s Investors Service, Inc., repurchase agreements, bank debt instruments (certificates of deposit, time deposits and bankers’ acceptances), and other short-term instruments issued by domestic branches of U.S. financial institutions that are insured by the Federal Deposit Insurance Corporation and have assets exceeding $10 billion. To the extent a Fund invests in money market mutual funds, there will be some duplication of expenses because the Fund would bear its pro-rata portion of such money market funds’ advisory and operational fees. When a Fund invests in U.S. Government obligations or money market instruments for temporary defensive purposes, these investments may conflict with or impair the Fund’s ability to achieve its investment objective. In addition, these investments may be inconsistent with core values and teachings of the Roman Catholic Church.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

As with any mutual fund investment, there is a risk that you could lose money by investing in the Funds. The Funds are not intended to be a complete investment program and there is no assurance that a Fund will achieve its investment objective. An investment in the Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Risks Applicable to All Funds

General Market Risks. The Funds are subject to the risk that the securities markets may decrease in value. Factors affecting the securities markets include economic growth and decline, interest rate levels and political events. There is a risk the Adviser will not accurately predict the impact of these and other factors, in which case the securities owned by a Fund might decline in value. Any debt securities held by a Fund may be subject to certain risks, such as credit risks, interest rate risks, prepayment and extension risks and liquidity risks. Any equity securities held by a Fund may be subject to certain risks, such as rapid fluctuations in price or liquidity due to earnings and other developments affecting a particular company or industry, general economic and stock market conditions, investor perceptions and other factors beyond the control of the Adviser. Stocks tend to move in cycles and may experience periods of turbulence and instability. Convertible securities generally are debt obligations that pay income, but may convert into common or preferred stock under certain circumstances. Therefore, convertible securities may be subject to both debt and equity security risks described herein.

Security Selection Risks. Like any mutual fund, a Fund’s method of security selection may not be successful and the Fund might underperform the markets as a whole. The Adviser’s opinion about the creditworthiness of a company, the intrinsic value of a security or the direction of interest rates may be incorrect, which may cause a Fund to underperform relative to other mutual funds that have similar investment strategies.

Moral Investing Risks. The Adviser invests in corporate debt and equity securities only if they meet both the Funds’ investment and religious requirements, and as such, the return may be lower than if the Adviser made decisions based solely on investment considerations. If the Catholic Advisory Board is of the opinion that a company has violated teachings and core values of the Roman Catholic Church, the Catholic Advisory Board can request that the security be removed from the Funds. This policy could result in a Fund selling a security at an inopportune time from a purely financial point of view. However, the Catholic Advisory Board cannot force the sale of a security; it may only recommend to the Adviser that the security be sold.

Mid-Cap, Small-Cap and Micro-Cap Company Risks. Investments in mid-cap, small-cap and micro-cap companies often involve higher risks because they may lack the management experience, financial resources, product diversification and competitive strengths usually present with larger corporations. In addition, in many instances, the securities of mid-cap, small-cap and micro-cap companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of mid-cap, small-cap and micro-cap companies may be subject to wider price fluctuations. Mid-cap, small-cap and micro-cap companies also may not be widely followed by the investment community, which can lower the demand for their stock. The foregoing risks may be particularly pronounced with respect to investments in micro-cap companies.

Risk Applicable to Ave Maria World Equity Fund

Foreign Exposure Risks. Foreign securities and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include less stringent investor protection and disclosure standards of some foreign markets; fluctuations in foreign currencies; and withholding or other taxes. These factors can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently than the U.S. market. Even with respect to U.S. companies with substantial foreign operations, economic, regulatory and currency changes in foreign countries could dramatically affect the demand for a company’s products or the cost of producing those products. The foregoing risks are more pronounced in the case of investments in securities of issuers that are located in or have substantial operations in emerging market countries.

Risks Applicable to Ave Maria Bond Fund

Interest Rate Risks. The value of the Fund’s fixed income securities is also affected by changes in interest rates. When interest rates rise, the value of the Fund’s fixed income securities and its share price will decline. A change in interest rates will also change the amount of income the Fund generates. Securities with longer maturities generally are more sensitive to interest rate changes than securities with shorter maturities.

Credit Risks. The value of the Fund’s fixed income securities is affected by the issuers’ continued ability to make interest and principal payments, when due. The Fund could lose money if an issuer cannot meet its financial obligations or if its credit rating is downgraded. Securities rated in the lowest of the investment-grade categories (BBB or an equivalent rating) are considered more speculative than higher-rated securities. Their issuers may not be as financially strong and they may have a weakened capacity to pay interest or principal, especially during periods of economic uncertainty or downturn.

The Fund’s investment grade determination is made at the time of purchase. If a security’s rating is reduced below investment grade, the Fund is not required to liquidate the position. When a security’s rating is reduced below investment grade, it may be more difficult for the Fund to receive income and achieve capital appreciation from its investment.

Government securities held by the Fund may or may not be backed by the “full faith and credit” of the U.S. government. Securities backed by the full faith and credit of the U.S. government include Treasury securities, Government National Mortgage Association securities and Overseas Private Investment Corporation securities. Securities that are not backed by the “full faith and credit” of the U.S. government include securities issued by various other government agencies.

Risks Associated with Credit Ratings. A rating by a nationally recognized statistical rating organization represents the organization’s opinion as to the credit quality of a security but is not an absolute standard of quality or guarantee as to the creditworthiness of an issuer. Ratings of nationally recognized statistical rating organizations present an inherent conflict of interest because such organizations are paid by the entities whose securities they rate. The credit rating of a security does not necessarily address its market risk (that is, the risk that the value of a security will be adversely affected due to movements in the overall financial markets or changes in the level of interest rates). In addition, ratings may not be revised promptly to reflect developments in the issuer’s financial condition.

Prepayment and Extension Risks. Mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. Prepayment risk is the risk that the underlying mortgages may be refinanced or paid off before they mature, particularly during periods of declining interest rates. This could lower the Fund’s return and result in losses to the Fund if some securities were acquired at a premium. Extension risk is the risk that the underlying mortgages may be refinanced or paid off more slowly than anticipated, particularly during periods of rising interest rates. This could cause the Fund to be unable to capitalize on higher interest rates because its investments are locked in at a lower interest rate for a longer period of time.

Liquidity Risks. Fixed-income securities may also be subject to liquidity risk, which is the risk that a security can not be sold at an advantageous time or price. If a fixed income security is downgraded or drops in price, the market demand may be limited, making that security difficult to sell. Additionally the market for certain fixed income securities may become illiquid under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer.

HOW TO PURCHASE SHARES

Your initial investment in a Fund ordinarily must be at least $1,000. The Funds may, in the Adviser’s sole discretion, accept certain accounts with less than the stated minimum initial investment. Shares of each Fund are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Funds. Purchase orders received by the Funds’ transfer agent, Ultimus Fund Solutions, LLC (the “Transfer Agent”) by 4:00 p.m., Eastern time, are priced at that day’s net asset value. Purchase orders received by the Transfer Agent after 4:00 p.m., Eastern time, are priced at the net asset value next determined on the following business day.

Opening a New Account

You may open an account and make an initial investment in the Funds by sending a check and a completed account application form to Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Checks should be made payable to the applicable Fund.

All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. The Funds do not accept cash, drafts, “starter” checks, travelers checks, credit card checks, post-dated checks, cashier’s checks under $10,000, or money orders. In addition, to protect the Funds from check fraud, the Funds do not accept checks made payable to third parties.

Shares of the Funds may be purchased through brokerage firms or financial institutions that are authorized to accept purchase orders on behalf of the Funds. Your purchase will be made at the net asset value next determined after your order is received by such organization in proper form before 4:00 p.m., Eastern time, or such earlier time as may be required by such organization. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Transfer Agent. These organizations may be the shareholders of record of your shares. The Funds are not responsible for ensuring that the organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares. The Adviser (from its own revenues) may pay such organizations for administrative, shareholder subaccounting and other services, including sales-related services, based on the amount of customer assets maintained in any Fund by such organizations. The payment of such compensation by the Adviser will not affect the expense ratio of any Fund. Contact your brokerage firm or financial institution to determine whether it is authorized to accept orders on behalf of the Funds.

Provided the Transfer Agent has received a completed account application form, you may also purchase shares of the Funds by bank wire. Please telephone the Transfer Agent at 888-726-9331 for instructions. You should be prepared to give the name in which the account is to be established, the address, telephone number and taxpayer identification number for the account, the name of the Fund(s) in which you are investing, and the name of the bank that will wire the money. Your investment will be made at the next determined net asset value after your wire is received together with the account information indicated above. If the Transfer Agent does not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends. To make your initial wire purchase, you must mail or fax (513-587-3438) a completed account application to the Transfer Agent. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon 30 days’ prior notice to shareholders.

Adding to Your Account

You may purchase and add shares to your account by mail, by bank wire transfer or through your brokerage firm or other financial institution. Checks should be sent to Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Checks should be made payable to the applicable Fund. In order to purchase additional shares of the Funds by bank wire, please telephone the Transfer Agent at 888-726-9331 for instructions. Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account. While there is no minimum amount required for subsequent investments, the Funds reserve the right to impose such requirement. All purchases are made at the net asset value next determined after receipt of a purchase order by the Funds.

Automatic Investment Plan (AIP) and Direct Deposit Plan

You may make automatic monthly investments in the Funds from your bank, savings and loan or other depository institution account. Investments must be at least $50 under the AIP. The Transfer Agent pays the costs of your transfers, but reserves the right, upon 30 days’ written notice, to make reasonable charges for this service.

Your employer may offer a direct deposit plan which will allow you to have all or a portion of your paycheck transferred automatically to purchase shares of the Funds. Social Security recipients may have all or a portion of their social security check transferred automatically to purchase shares of the Funds. Please call 888-726-9331 for more information.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person that opens a new account:

•	Name;

•	Date of birth (for individuals);

•	Residential or business street address (although post office boxes are still permitted for mailing); and

•	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the net asset value next calculated after the account is closed.

Frequent Purchases and Redemptions of Fund Shares

In general, the Funds are designed for long-term investment and not as frequent or short-term trading (“market timing”) vehicles. The Funds discourage and do not accommodate frequent purchases and redemptions of Fund shares. Accordingly, the Board of Trustees has adopted policies and procedures in an effort to detect and prevent market timing in the Funds. The Funds, through their service providers, will monitor shareholder trading activity in order to ensure it complies with the Funds’ policies. The Funds will also prepare reports illustrating purchase and redemption activity to detect market timing activity. The Funds believe that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Adviser to implement a Fund’s investment strategies. In addition to being disruptive, the risks to the Funds presented by market timing are higher expenses through increased trading and transaction costs;

forced and unplanned portfolio turnover; large asset swings that decrease a Fund’s ability to provide maximum investment return to all shareholders; and potentially diluting the value of Fund shares. These risks can have an adverse affect on Fund performance. The Funds reserve the right at any time to reject any purchase or exchange request that they believe to be market timing; modify any terms or conditions of purchase of shares of any Fund; or withdraw all or any part of the offering made by this Prospectus. If a purchase order is rejected, shareholders will be responsible for any resulting losses or fees imposed by any financial institutions. Financial intermediaries may establish omnibus accounts in the Funds for their clients. The Funds rely on intermediaries to help enforce their market timing policies. Although the Funds have taken steps to discourage frequent purchases and redemptions of their shares, the Funds cannot guarantee that such trading will not occur. Each of the restrictions on frequent purchases and redemptions of Fund shares described above apply uniformly in all cases.

Additional Information

The Funds will mail you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued. The Funds and their distributor reserve the right to limit the amount of investments and to refuse to sell to any person.

The Funds’ account application contains provisions in favor of the Funds, the Adviser, the Transfer Agent, the Funds’ distributor and certain of their affiliates, excluding such entities from liability in connection with the performance of any acts instructed by the shareholder; provided, however, that such entities will be excluded from liability only if such entities have acted within applicable standards of reasonable care. If reasonable procedures are not followed by such entities, they will not be excluded from liability.

By sending your check to the Funds or the Transfer Agent, please be aware that you are authorizing the Transfer Agent to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Transfer Agent receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your canceled check back. If the Transfer Agent cannot post the transaction electronically, you authorize the Transfer Agent to present an image copy of your check for payment.

If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Funds or the Transfer Agent in the transaction.

  HOW TO EXCHANGE SHARES

Shares of one Fund may be exchanged for shares of another Fund. The exchange of shares of one Fund for shares of another Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss.

Shares of a Fund acquired by means of an exchange will be purchased at the net asset value next determined after receipt of the exchange request by the Transfer Agent in the form described below. Exchanges may be made by sending a written request to the Transfer Agent, or by calling 888-726-9331. Please provide the following information:

•	Your name and telephone number

•	The exact name of your account and your account number

•	Taxpayer identification number (usually your Social Security number)

•	Dollar value or number of shares to be exchanged

•	The name of the Fund from which the exchange is to be made

•	The name of the Fund into which the exchange is being made

The registration and taxpayer identification numbers of the two accounts involved in the exchange must be identical. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, the Funds reserve the right to terminate or modify the exchange privilege upon 60 days’ notice to shareholders.

The Transfer Agent requires personal identification before accepting any exchange request by telephone, and telephone exchange instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Funds will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in exchanging shares by telephone. If such a case should occur, sending exchange instructions by mail should be considered.

 HOW TO REDEEM SHARES

You may redeem shares of the Funds on each day that the Funds are open for business by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Funds’ account records. If the shares to be redeemed have a value of more than $50,000, your signature must be guaranteed. If the name(s) or the address on your account has been changed within the previous 15 days of your redemption request, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that participates in the STAMP Medallion Program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions that do not participate in the STAMP Medallion Program will not be accepted. A notary public cannot provide a signature guarantee. The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Funds and the Transfer Agent reserve the right to amend these standards at any time without notice.

Redemption requests may direct that the proceeds be wired directly to your existing account in any commercial banking institution or brokerage firm in the United States as designated on your application. There is currently no charge for processing wire redemptions. However, the Transfer Agent reserves the right, upon 30 days’ written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You will receive the net asset value per share next determined after receipt by the Transfer Agent (or other agents of the Funds) of your redemption request in the form described above. Payment is normally made within three business days after tender in proper form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Funds by certified check or wire transfer.

You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Funds. Your redemption will be made at the net asset value next determined after your order is received by such organization in proper form before 4:00 p.m., Eastern time, or such earlier time as may be required by such organization. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent. Contact your brokerage firm or financial institution to determine whether it is authorized to accept orders on behalf of the Funds.

Automatic Withdrawal Plan

If the shares in your account have a value of at least $5,000, you (or another person you have designated) may receive monthly, quarterly or semi-annual payments in a specified amount of not less than $50 each. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days’ written notice, to make reasonable charges or to terminate the plan upon 60 days’ written notice. Telephone the Transfer Agent toll-free at 888-726-9331 for additional information.

Additional Information

At the discretion of the Funds or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization.

The Funds reserve the right to require you to close your account if at any time the value of your shares is less than $1,000 (based on actual amounts invested, unaffected by market fluctuations), or such other minimum amount as the Funds may determine from time to time. After notification to you of the Funds’ intention to close your account, you will be given 60 days to increase the value of your account to the minimum amount.

The Funds reserve the right to suspend the right of redemption or to postpone the date of payment for more than five business days under unusual circumstances as determined by the Securities and Exchange Commission.

Each Fund, when it is deemed to be in the best interest of the Fund’s shareholders, may make payment for shares redeemed in whole or in part in securities of the Fund taken at current value. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash and will bear market risk until the securities received are converted into cash. Portfolio securities that are issued in an in-kind redemption will be readily marketable.

 DIVIDENDS AND DISTRIBUTIONS

The Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Opportunity Fund and the Ave Maria World Equity Fund expect to distribute substantially all of their net investment income, if any, on an annual basis. The Ave Maria Rising Dividend Fund expects to distribute substantially all of its net investment income on a quarterly basis. The Ave Maria Bond Fund expects to distribute substantially all of its net investment income on a monthly basis. Each Fund expects to distribute any net realized capital gains annually.

Distributions are paid according to one of the following options:

Share Option	—	income distributions and capital gains distributions reinvested in additional shares

Income Option	—	income distributions paid in cash; capital gains distributions reinvested in additional shares

Cash Option	—	income distributions and capital gains distribution spaid in cash

You should indicate your choice of option on your application. If no option is specified on your application, distributions will automatically be reinvested in additional shares. All distributions will be based on the net asset value in effect on the payable date.

If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed distribution checks.

 TAXES

The Funds have qualified in all prior years and intend to continue to qualify for the special tax treatment afforded a “regulated investment company” under Subchapter M of the Internal Revenue Code by annually distributing substantially all of their net investment income and any net realized capital gains to their shareholders and by satisfying certain other requirements related to the sources of their income and the diversification of their assets. By so qualifying, each Fund will not be subject to federal income tax on that part of its net investment income and net realized capital gains that it distributes to shareholders. The Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund and the Ave Maria World Equity Fund expect most of their distributions to be in the form of capital gains and the Ave Maria Bond Fund expects most of its distributions to be in the form of net investment income; however, the nature of each Fund’s distributions could vary in any given year.

Dividends and distributions paid to shareholders are generally subject to federal income tax and may be subject to state and local income tax. Distributions attributable to net investment income and net realized short-term capital gains, if any, are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. Dividends distributed by the Funds from net investment income may be eligible, in whole or in part, for the dividends received deduction available to corporations.

Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) by the Funds are taxable to you as capital gains, without regard to the length of time you have held your Fund shares. Capital gains distributions may be taxable at different rates depending on the length of time a Fund holds its assets. Redemptions of shares of the Funds are taxable events on which you may realize a gain or loss.

If you buy shares of a Fund shortly before the record date of a distribution, you will pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which is taxable.

The Funds will annually mail a statement to you indicating the amount and federal income tax status of all distributions made during the year. In addition to federal taxes, you may be subject to state and local taxes on distributions.

You should consult your tax advisor about the tax consequences of distributions from the Funds, redemptions and exchanges of Fund shares, and the use of the Automatic Withdrawal Plan. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. See “Taxes” in the Statement of Additional Information for further information.

 OPERATION OF THE FUNDS

Each Fund is a diversified series of Schwartz Investment Trust (the “Trust”), an open-end management investment company organized as an Ohio business trust. The Board of Trustees supervises the business activities of the Funds. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Funds.

Investment Adviser

The Trust retains Schwartz Investment Counsel, Inc. (the “Adviser”), 3707 W. Maple Road, Suite 100, Bloomfield Hills, Michigan 48301, to manage the Funds’ investments. The Adviser has been registered as an investment adviser since 1988 and has approximately $899 million of assets under management as of December 31, 2011 . The controlling shareholder of the Adviser is George P. Schwartz, who is Chairman and President of the Trust and President and Chief Investment Officer of the Adviser.

Each of the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Opportunity Fund and the Ave Maria World Equity Fund pays the Adviser an investment advisory fee at the annual rate of 0.95% of the average value of its daily net assets; the Ave Maria Rising Dividend Fund pays the Adviser an investment advisory fee at the annual rate of 0.75% of the average value of its daily net assets; and the Ave Maria Bond Fund pays the Adviser an investment advisory fee at the annual rate of 0.30% of the average value of its daily net assets. The aggregate fee paid by the Ave Maria Catholic Values Fund and the Ave Maria Growth Fund for the fiscal year ended December 31, 2011, including recoupment of advisory fee reductions, was equal to 0.99% and 1.03% of average daily net assets.

The Adviser has contractually agreed to reduce its investment advisory fees and reimburse other expenses so that aggregate ordinary operating expenses do not exceed the following annual rates, expressed as a percentage of a Fund’s average daily net assets:

Ave Maria Catholic Values Fund	1.50%
Ave Maria Growth Fund	1.50%
Ave Maria Rising Dividend Fund	1.25%
Ave Maria Opportunity Fund	1.25%
Ave Maria World Equity Fund	1.50%
Ave Maria Bond Fund	0.70%

Any advisory fee reductions and/or expense reimbursements by the Adviser are subject to repayment by the applicable Fund for a period of three years from the end of the fiscal year during which such fee reductions or expense reimbursements occurred, provided the repayment to the Adviser does not cause a Fund’s aggregate ordinary operating expenses to exceed the applicable expense limitation. The Board of Trustees has authorized in advance these repayments to the Adviser. Each expense limitation agreement may be terminated by the Trust or the Adviser upon not less than 60 days’ prior written notice, provided, however, that (i) the Adviser may not terminate the agreement without the approval of the Board of Trustees, and (ii) the agreement terminates automatically if the Adviser ceases to serve as a Fund’s investment adviser. The Adviser will have no claim against a Fund and a Fund will not pay for any unpaid amounts if its expense limitation agreement expires or is terminated.

Sub-Adviser

Subject to the authority of the Board of Trustees and the supervision of the Adviser, the Adviser retains JLB & Associates, Inc. (the “Sub-Adviser”), 44670 Ann Arbor Road, Suite 190, Plymouth, Michigan 48170, to provide the Ave Maria Growth Fund with a continuous program of investing the Fund’s assets and determining the composition of the Fund’s portfolio. Compensation of the Sub-Adviser is paid by the Adviser (not the Ave Maria Growth Fund) at the annual rate of 0.30% of the average value of the Fund’s daily net assets. The Sub-Adviser’s fee is reduced on a pro-rata basis to the extent that the Adviser reduces its advisory fees or reimburses expenses of the Fund. The Sub-Adviser cannot recover any such fee reductions from the Fund.

A discussion of the factors considered by the Board of Trustees in its most recent approval of the Funds’ investment advisory and sub-advisory agreements, including its conclusions with respect thereto, will be available in the Funds’ semi-annual report for the period ending June 30, 2012 .

Portfolio Managers

The portfolio manager(s) of each Fund are responsible for the day-to-day investment policy, portfolio management and investment research for such Fund. The business experience of each portfolio manager is described below. The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their ownership of shares of the Funds.

George P. Schwartz, CFA, co-portfolio manager of the Ave Maria Catholic Values Fund and the Ave Maria Rising Dividend Fund, has been President and Chief Investment Officer of the Adviser for more than 30 years.

Gregory R. Heilman, CFA, co-portfolio manager of the Ave Maria Catholic Values Fund and portfolio manager of the Ave Maria World Equity Fund, joined the Adviser in 2003 and currently serves as Senior Vice President and Portfolio Manager.

James L. Bashaw, CFA, portfolio manager of the Ave Maria Growth Fund, has been President and Chief Investment Officer of the Sub-Adviser for more than 25 years.

Richard L. Platte, Jr., CFA, portfolio manager of the Ave Maria Bond Fund and co-portfolio manager of the Ave Maria Rising Dividend Fund, joined the Adviser in 1987 and currently serves as Executive Vice President and Secretary.

Timothy S. Schwartz, CFA, portfolio manager of the Ave Maria Opportunity Fund, joined the Adviser in 1998 and currently serves as Vice President and Treasurer.

Distributor

Ultimus Fund Distributors, LLC (the “Distributor”) serves as the distributor of shares of the Funds. The Distributor, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is a wholly-owned subsidiary of the Transfer Agent. The Funds may be distributed through other broker-dealers as well.

Shareholder Servicing Plan (12b-1 fees)

The Ave Maria Catholic Values Fund, the Ave Maria Growth Fund and the Ave Maria Bond Fund have adopted a Shareholder Servicing Plan (the “Plan”). The Plan allows each such Fund to make payments to financial organizations (including payments directly to the Adviser and the Distributor) for providing account administration and personnel and account maintenance services to Fund shareholders. The annual service fee may not exceed an amount equal to 0.25% of each such Fund’s average daily net assets. Because these fees are paid out of the Funds’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Adviser may make additional payments to financial organizations from its own revenues based on the amount of customer assets maintained in the Funds by such organizations. The payment by the Adviser of any such additional compensation will not affect the expense ratio of the Funds.

Portfolio Holdings and Disclosure Policy

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Statement of Additional Information.

 THE CATHOLIC ADVISORY BOARD

Each member of the Catholic Advisory Board has served for many years on Catholic boards, committees, foundations and other Catholic organizations. They have all met with and discussed matters of Catholic dogma with the hierarchy of the Catholic Church, including bishops, archbishops, and in some cases, the Pope. All of them are familiar with the magisterium of the Roman Catholic Church. The Catholic Advisory Board sets the criteria for screening out companies based on religious principles. The companies considered for investment in the Funds are screened using publicly available information as well as information from the Adviser, shareholders and other sources. The Catholic Advisory Board members actively seek the advice and counsel of Catholic clergy in determining if companies meet the Funds’ religious criteria.

The members of the Catholic Advisory Board are:

Paul R. Roney, Chairman
Executive Director of the Ave Maria Foundation and President of Domino’s Farms Corporation

Lou Holtz
Former football coach, ESPN college football analyst, author, and motivational speaker

Larry Kudlow
Host of CNBC’s “The Kudlow Report” and nationally syndicated columnist

Thomas S. Monaghan
Chancellor of Ave Maria University

Michael Novak
Author, columnist, theologian and former U.S. Ambassador

Phyllis Schlafly
Author, columnist, radio commentator and founder of Eagle Forum

Father John Riccardo, STL
Priest of Archdiocese of Detroit and host of the radio show, “Christ is the Answer.”

His Eminence Adam Cardinal Maida is the ecclesiastical advisor to the Catholic Advisory Board, but is not connected to the Funds in any way.

The Catholic Advisory Board acts in an advisory capacity only and has no discretionary authority to make investment decisions for the Funds. The Catholic Advisory Board will make its best determination as to whether a particular security is consistent with core values and teachings of the Catholic Church; however, the members of the Board do not represent the Catholic Church and there is no guarantee that the Catholic Advisory Board will be successful in its mission.

 CALCULATION OF SHARE PRICE

On each day that the Funds are open for business, the price (net asset value) of each Fund’s shares is determined as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). The Funds are open for business on each day the New York Stock Exchange is open for business. The net asset value of each Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of net asset value after the order is received in proper form.

The Funds’ portfolio securities are valued as follows: (1) securities that are traded on stock exchanges, other than NASDAQ, are valued at the closing sales price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price, (2) securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price, (3) securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid price, (4) securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and (5) securities and other assets for which market quotations are not readily available or are considered to be unreliable due to significant market or other events are valued at their fair value as determined in good faith in accordance with consistently applied procedures adopted by and under the general supervision of the Board of Trustees. When fair value pricing is employed, the prices used by the Funds to calculate their net asset value may differ from quoted or published prices for the same securities. To the extent any assets of a Fund are invested in other open-end investment companies that are registered under the Investment Company Act of 1940, the Fund’s net asset value with respect to those assets is calculated based upon the net asset values of such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates fair value. The net asset value of each Fund will fluctuate with the value of the securities it holds.

 FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five years (or if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds’ financial statements, is included in the annual report, which is available upon request.

Ave Maria Catholic Values Fund
Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008		Year Ended December 31, 2007
Net asset value at beginning of year	$16.42	$13.63	$9.91	$15.70		$16.50

Income/(loss) from investment operations:
Net investment income/(loss)	(0.01)	0.01	0.01	(0.00	)(a)	0.00	(a)
Net realized and unrealized gains/ (losses) on investments	(0.21)	2.79	3.72	(5.78)		(0.67)
Total from investment operations	(0.22)	2.80	3.73	(5.78)		(0.67)

Less distributions:
From net investment income	—	(0.01)	(0.01)	—		(0.00	)(a)
From net realized gains on investments	—	—	—	(0.01)		(0.13)
Total distributions	—	(0.01)	(0.01)	(0.01)		(0.13)

Net asset value at end of year	$16.20	$16.42	$13.63	$9.91		$15.70

Total return (b)	(1.3% )	20.5%	37.6%	(36.8%	)(c)	(4.0%	)(c)

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$180,050	$187,913	$170,634	$132,814		$247,195

Ratio of net expenses to average net assets (d)	1.50%	1.50%	1.50%	1.50%		1.50%

Ratio of net investment income/ (loss) to average net assets	(0.08% )	0.04%	0.07%	(0.03%	)	0.03%

Portfolio turnover rate	29%	33%	58%	53%		52%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)
During the years ended December 31, 2008 and 2007, the Fund received payments from the Adviser of $71,643 and $176,249, respectively, for losses realized on the disposal of investments purchased in violation of investment restrictions, which otherwise would have reduced the total return by 0.03% and 0.06%, respectively.

(d)
Absent investment advisory fee reductions by the Adviser, the ratio of expenses to average net assets would have been 1.51%, 1.56% and 1.54% for the years ended December 31, 2010, 2009 and 2008, respectively.

Ave Maria Growth Fund
Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2011		Year Ended December 31, 2010		Year Ended December 31, 2009		Year Ended December 31, 2008	Year Ended December 31, 2007
Net asset value at beginning of year	$20.56		$16.26		$12.86		$18.94	$17.22

Income/(loss) from investment operations:
Net investment loss	(0.06)		(0.05)		(0.02)		(0.06)	(0.09)
Net realized and unrealized gains/ (losses) on investments	0.17		4.35		3.42		(6.02)	2.09
Total from investment operations	0.11		4.30		3.40		(6.08)	2.00

Less distributions:
From net realized gains on investments	—		—		—		—	(0.28)

Net asset value at end of year	$20.67		$20.56		$16.26		$12.86	$18.94

Total return (a)	0.5%		26.5%		26.4%		(32.1% )	11.6%

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$162,072		$147,443		$115,626		$83,911	$116,737

Ratio of net expenses to average net assets (b)	1.50%		1.50%		1.50%		1.50%	1.50%

Ratio of net investment loss to average net assets	(0.29%	)	(0.29%	)	(0.16%	)	(0.35% )	(0.55% )

Portfolio turnover rate	10%		25%		9%		22%	9%

(a)
Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)
Absent investment advisory fee reductions by the Adviser, the ratio of expenses to average net assets would have been 1.52%, 1.61%, 1.60% and 1.56% for the years ended December 31, 2010, 2009, 2008 and 2007, respectively.

Ave Maria Rising Dividend Fund
Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
Net asset value at beginning of year	$12.51	$10.77	$8.72	$11.54	$12.08

Income/(loss) from investment operations:
Net investment income	0.18	0.17	0.13	0.15	0.16
Net realized and unrealized gains/ (losses) on investments	0.40	1.74	2.05	(2.74)	(0.22)
Total from investment operations	0.58	1.91	2.18	(2.59)	(0.06)

Less distributions:
From net investment income	(0.18)	(0.17)	(0.13)	(0.15)	(0.16)
From net realized gains on investments	(0.23)	—	—	(0.08)	(0.32)
Total distributions	(0.41)	(0.17)	(0.13)	(0.23)	(0.48)

Net asset value at end of year	$12.68	$12.51	$10.77	$8.72	$11.54

Total return (a)	4.6%	17.9%	25.3%	(22.8% )	(0.6% )

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$223,982	$127,022	$102,861	$67,102	$82,743

Ratio of expenses to average net assets	1.02%	1.06%	1.11%	1.15%	1.14%

Ratio of net investment income to average net assets	1.45%	1.52%	1.42%	1.41%	1.26%

Portfolio turnover rate	22%	34%	63%	39%	41%

(a)
Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Ave Maria Opportunity Fund
Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2011		Year Ended December 31, 2010	Year Ended December 31, 2009		Year Ended December 31, 2008	Year Ended December 31, 2007
Net asset value at beginning of year	$10.85		$9.11	$6.47		$9.58	$10.55

Income/(loss) from investment operations:
Net investment income/(loss)	(0.03)		0.01	(0.02)		0.03	0.07
Net realized and unrealized gains/ (losses) on investments	0.17		1.74	2.66		(3.11)	(0.97)
Total from investment operations	0.14		1.75	2.64		(3.08)	(0.90)

Less distributions:
From net investment income	—		(0.01)	—		(0.03)	(0.07)

Net asset value at end of year	$10.99		$10.85	$9.11		$6.47	$9.58

Total return (a)	1.3%		19.2%	40.8%		(32.2% )	(8.5% )

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$33,727		$24,794	$16,787		$9,859	$18,163

Ratio of net expenses to average net assets (b)	1.25%		1.25%	1.25%		1.25%	1.25%

Ratio of net investment income/ (loss) to average net assets	(0.32%	)	0.07%	(0.25%	)	0.29%	0.66%

Portfolio turnover rate	101%		81%	113%		276%	126%

(a)
Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)
Absent investment advisory fee reductions and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 1.48%, 1.79%, 2.31%, 2.29% and 1.80% for the years ended December 31, 2011, 2010, 2009, 2008 and 2007, respectively.

Ave Maria World Equity Fund
Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended December 31, 2011	Period Ended December 31, 2010(a)
Net asset value at beginning of period	$11.24	$10.00

Income/(loss) from investment operations:
Net investment income	0.05	0.00	(b)
Net realized and unrealized gains/(losses) on investments	(1.13)	1.24
Total from investment operations	(1.08)	1.24

Less distributions:
From net investment income	(0.05)	—

Net asset value at end of period	$10.11	$11.24

Total return (c)	(9.6% )	12.4%	(d)

Ratios/Supplementary Data:
Net assets at end of period (000’s)	$20,324	$12,000

Ratio of net expenses to average net assets (e)	1.50%	1.50%	(f)

Ratio of net investment income to average net assets	0.58%	0.01%	(f)

Portfolio turnover rate	13%	5%	(d)

(a)	Represents the period from the initial public offering (April 30, 2010) through December 31, 2010.

(b)	Amount rounds to less than $0.01 per share.

(c)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not annualized.

(e)	Absent investment advisory fee reductions by the Adviser, the ratio of expenses to average net assets would have been 1.78% and 2.45%(f) for the periods ended December 31, 2011 and 2010, respectively.

(f)	Annualized.

Ave Maria Bond Fund
Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008		Year Ended December 31, 2007
Net asset value at beginning of year	$10.90	$10.48	$9.79	$10.12		$10.25

Income/(loss) from investment operations:
Net investment income	0.21	0.26	0.29	0.36		0.38
Net realized and unrealized gains/ (losses) on investments	0.15	0.43	0.69	(0.33)		0.10
Total from investment operations	0.36	0.69	0.98	0.03		0.48

Less distributions:
From net investment income	(0.21)	(0.26)	(0.29)	(0.36)		(0.38)
From net realized gains on investments	(0.18)	(0.01)	—	(0.00	)(a)	(0.23)
Total distributions	(0.39)	(0.27)	(0.29)	(0.36)		(0.61)

Net asset value at end of year	$10.87	$10.90	$10.48	$9.79		$10.12

Total return (b)	3.3%	6.7%	10.2%	0.3%		4.8%

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$92,401	$74,606	$51,788	$38,136		$34,178

Ratio of net expenses to average net assets (c)	0.70%	0.70%	0.66%	0.62%		0.65%

Ratio of net investment income to average net assets	1.96%	2.38%	2.90%	3.63%		3.69%

Portfolio turnover rate	27%	24%	27%	63%		45%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)
Absent investment advisory fee reductions and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 0.73%, 0.85%, 0.93%, 0.91% and 0.96% for the years ended December 31, 2011, 2010, 2009, 2008 and 2007, respectively.

PRIVACY NOTICE

FACTS	WHAT DO THE AVE MARIA MUTUAL FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪ Social Security number
▪ Assets
▪ Retirement Assets
▪ Transaction History
▪ Checking Account Information
▪ Purchase History
▪ Account Balances
▪ Account Transactions
▪ Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Ave Maria Mutual Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Ave Maria Mutual Funds share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-888-726-9331

Who we are
Who is providing this notice?	Schwartz Investment Trust Ultimus Fund Distributors, LLC Ultimus Fund Solutions, LLC
What we do
How do the Ave Maria Mutual Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do the Ave Maria Mutual Funds collect my personal information?
We collect your personal information, for example, when you

▪ Provide account information
▪ Give us your contact information
▪ Make deposits or withdrawals from your account
▪ Make a wire transfer
▪ Tell us where to send the money
▪ Tell us who receives the money
▪ Show your government-issued ID
▪ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only

▪ Sharing for affiliates’ everyday business purposes – information about your creditworthiness
▪ Affiliates from using your information to market to you
▪ Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.

▪ Schwartz Investment Counsel, Inc., the investment adviser to the Ave Maria Mutual Funds, and JLB & Associates, Inc., the sub-adviser to the Ave Maria Growth Fund, could be deemed to be affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ The Ave Maria Mutual Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ The Ave Maria Mutual Funds don’t jointly market.

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AVE MARIA MUTUAL FUNDS

Board of Trustees

Donald J. Dawson, Jr.,
Lead Independent Trustee
John E. Barnds
Louis C. Bosco, Jr.
Joseph M. Grace
George P. Schwartz, CFA

Investment Adviser

SCHWARTZ INVESTMENT COUNSEL, INC.
3707 W. Maple Road, Suite 100
Bloomfield Hills, Michigan 48301
248-644-8500

5060 Annunciation Circle, Suite 100
Ave Maria, Florida 34142
239-867-4520

Administrator/Transfer Agent

ULTIMUS FUND SOLUTIONS, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
888-726-9331

Custodian

US Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

Distributor

ULTIMUS FUND DISTRIBUTORS, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Officers

George P. Schwartz, CFA, President
Richard L. Platte, Jr., CFA, VP/Secretary
Timothy S. Schwartz, CFA, Treasurer
Cathy M. Stoner, CPA, IACCP Chief Compliance Officer
Robert G. Dorsey, Assistant Secretary
Wade R. Bridge, Assistant Secretary
Mark J. Seger, CPA, Assistant Treasurer
Theresa M. Bridge, CPA, Assistant Treasurer
Stephen L. Preston, Assistant Vice President

Catholic Advisory Board

Paul R. Roney, Chairman
Lou Holtz
Larry Kudlow
Thomas S. Monaghan
Michael Novak
Father John Riccardo
Phyllis Schlafly

Independent Registered
Public Accounting Firm

DELOITTE & TOUCHE LLP
111 South Wacker Drive
Chicago, Illinois 60606

Legal Counsel

SULLIVAN & WORCESTER LLP
1666 K Street NW, Suite 700
Washington, D.C. 20006

SCHWARTZ INVESTMENT TRUST

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2012

Schwartz Value Fund
(RCMFX)

This Statement of Additional Information supplements the Prospectus offering shares of the Schwartz Value Fund (the “Fund”).  The Fund is a series of Schwartz Investment Trust, a registered open-end, diversified management investment company.  This Statement of Additional Information, which is incorporated by reference in its entirety into the Prospectus, should be read only in conjunction with the Prospectus for the Fund, dated May 1, 2012 , as it may be revised or supplemented from time to time.

Because this Statement of Additional Information is not a prospectus, no investment in shares of the Fund should be made solely on the basis of the information contained herein.  It should be read in conjunction with the Prospectus of the Fund.  A copy of the Fund’s Prospectus may be obtained by writing the Fund at P.O. Box 46707, Cincinnati, Ohio 45246-0707, or by calling the Fund toll-free at 888-726-0753, or on the Fund’s website: www.schwartzvaluefund. com.  Capitalized terms used but not defined herein have the same meaning as in the Prospectus.

1

STATEMENT OF ADDITIONAL INFORMATION

Schwartz Investment Trust
3707 W. Maple Road, Suite 100
Bloomfield Hills, Michigan 48301

THE TRUST	3
INVESTMENT POLICIES AND RISK CONSIDERATIONS	3
CORPORATE BONDS AND PREFERRED STOCKS	10
INVESTMENT LIMITATIONS	13
TRUSTEES AND OFFICERS	14
THE INVESTMENT ADVISER	19
PORTFOLIO MANAGERS	20
SECURITIES TRANSACTIONS AND PORTFOLIO HOLDINGS	21
PORTFOLIO TURNOVER	24
CALCULATION OF SHARE PRICE	25
SPECIAL SHAREHOLDER SERVICES	25
TAXES	27
REDEMPTION IN KIND	30
HISTORICAL PERFORMANCE INFORMATION	30
PRINCIPAL SECURITY HOLDERS	32
CUSTODIAN	32
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	32
LEGAL COUNSEL	33
TRANSFER AGENT AND ADMINISTRATOR	33
THE DISTRIBUTOR	33
FINANCIAL STATEMENTS	33
APPENDIX A (RATINGS DESCRIPTIONS)	34
APPENDIX B (PROXY VOTING POLICIES AND PROCEDURES)	38

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THE TRUST

Schwartz Investment Trust (the “Trust”), an open-end, diversified management investment company, was organized as an Ohio business trust on August 31, 1992.  The Trust currently offers seven series of shares to investors: the Schwartz Value Fund, the Ave Maria Catholic Values Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Growth Fund, the Ave Maria Opportunity Fund, the Ave Maria World Equity Fund and the Ave Maria Bond Fund.  This Statement of Additional Information provides information relating to the Schwartz Value Fund (the “Fund”).  Information relating to the Ave Maria Catholic Values Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Growth Fund, the Ave Maria Opportunity Fund, the Ave Maria World Equity Fund and the Ave Maria Bond Fund may be found in a separate Statement of Additional Information.  Each fund has its own investment objective, strategies and policies.

Shares of the Fund have equal voting rights and liquidation rights.  When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned.  The Fund is not required to hold annual meetings of shareholders.  The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust’s outstanding shares.  The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), in order to facilitate communications among shareholders.

Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees.  The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of the Fund into a greater or lesser number of shares, so long as the proportionate beneficial interest in the assets belonging to the Fund are in no way affected.  In case of any liquidation of the Fund, the Fund’s shareholders will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to the Fund.  Expenses attributable to the Fund are borne by the Fund.  Any general expenses of the Trust not readily identifiable as belonging to a particular fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.  Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders.  No shareholder is liable to further calls or to assessment by the Trust without his express consent.

INVESTMENT POLICIES AND RISK CONSIDERATIONS

A more detailed discussion of some of the terms used and investment policies described in the Prospectus appears below.  Unless otherwise indicated, all investment practices and limitations of the Fund are nonfundamental policies that may be changed by the Board of Trustees without shareholder approval.

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Commercial Paper.  Commercial paper consists of short-term (usually from one day to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations.  The Fund will only invest in commercial paper if rated A-1 by Standard & Poor’s Ratings Group (“Standard & Poor’s”) or Prime-1 by Moody’s Investors Service, Inc. (“Moody’s”) or unrated paper of issuers who have outstanding unsecured debt rated AA or better by Standard & Poor’s or Aa or better by Moody’s.  Certain notes may have floating or variable rates.  Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Fund’s policy with respect to illiquid investments unless, in the judgment of the Adviser, such note is liquid.

Commercial paper represents an unsecured promise by the issuer to pay principal and interest when due, and is subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors.  Adverse economic changes or individual corporate developments could materially impact the ability of an issuer to pay, when due, principal and interest.

The rating of Prime-1 is the highest commercial paper rating assigned by Moody’s.  Among the factors considered by Moody’s in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks that may be inherent in certain areas; evaluation of the issuer’s products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; the financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.  These factors are all considered in determining whether the commercial paper is rated Prime-1.  Commercial paper rated A-1 (highest quality) by Standard & Poor’s has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated “A” or better, although in some cases “BBB” credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned.  The relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated A-1.

Bank Debt Instruments.  Bank debt instruments in which the Fund may invest consist of certificates of deposit, bankers’ acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation.  Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.  Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.  Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.  The Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

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These bank debt instruments are generally not insured by the Federal Deposit Insurance Corporation or any other government agency, except that certificates of deposit may be insured for up to $250,000.  The profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions.  New government regulations, a downturn in general economic conditions or exposure to credit losses arising from possible financial difficulties of borrowers may impact the value of bank debt instruments.

When-Issued Securities.  The Fund may purchase securities on a forward commitment or when-issued basis.  When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place.  Delivery of and payment for these securities typically occurs 15 to 90 days after the commitment to purchase.  The Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities.  In addition, the Fund may purchase securities on a when-issued basis only if delivery and payment for the securities takes place within 120 days after the date of the transaction.  In connection with these investments, the Fund will direct its custodian to place cash or liquid securities in a segregated account in an amount sufficient to make payment for the securities to be purchased.  When a segregated account is maintained because the Fund purchases securities on a when-issued basis, the assets deposited in the segregated account will be valued daily at market for the purpose of determining the adequacy of the securities in the account.  If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of the Fund’s commitments to purchase securities on a when-issued basis.  The purpose and effect of such maintenance is to prevent the Fund from gaining investment leverage from when-issued transactions.  To the extent funds are in a segregated account, they will not be available for new investment or to meet redemptions.  Securities purchased on a when-issued basis and the securities held in the Fund’s portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise).  Therefore, if in order to achieve higher returns, the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund’s assets will experience greater fluctuation.  The purchase of securities on a when-issued basis may involve a risk of loss if the broker-dealer selling the securities fails to deliver after the value of the securities has risen.

When the time comes for the Fund to make payment for securities purchased on a when-issued basis, the Fund will do so by using then-available cash flow, by sale of the securities held in the segregated account, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a when-issued basis themselves (which may have a market value greater or less than the Fund’s payment obligation).  Although the Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, the Fund may sell these securities before the settlement date if it is deemed advisable by the Adviser as a matter of investment strategy.  The Fund will not accrue income with respect to a when-issued security prior to its stated delivery date.  The Fund does not currently intend to invest more than 5% of its net assets in debt securities on a when-issued basis.

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Repurchase Agreements.  Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement.  In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses.  To minimize these possibilities, the Fund intends to enter into repurchase agreements only with its custodian or with banks or broker-dealers that have been approved as adequately creditworthy by the Adviser.  There is no limit on the amount that the Fund may invest in repurchase agreements; however, the Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase will never be more than one year after the Fund’s acquisition of the securities and normally would be within a shorter period of time.  The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund’s money will be invested in the securities, and will not be related to the coupon rate of the purchased security.  At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement.  The collateral securing the seller’s obligation must be of a credit quality at least equal to the Fund’s investment criteria for portfolio securities and will be held by the custodian or in the Federal Reserve Book Entry System.

For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller subject to the repurchase agreement.  It is not clear whether a court would consider the securities purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller.  In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the security.  Delays may involve loss of interest or decline in price of the security.  If a court characterized the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller.  As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction.  As with any unsecured debt obligation purchased for the Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller.

Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price.  It is possible that the Fund

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would be unsuccessful in seeking to enforce the seller’s contractual obligation to deliver additional securities.

The Fund does not intend to engage in reverse repurchase agreements.

U.S. Government Obligations.  “U.S. Government obligations” include securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. Government, and by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government.  U.S. Treasury obligations include Treasury Bills, Treasury Notes, and Treasury Bonds.  Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

Agencies and instrumentalities established by the U. S. Government include the Federal Home Loan Banks, the Federal Land Bank, the Government National Mortgage Association, the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority.  Some of these securities are supported by the full faith and credit of the U.S. Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the U.S. Treasury.  In the case of U.S. Government obligations not backed by the full faith and credit of the U.S. Government, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitment.  U.S. Government obligations are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all such securities changing in price in the same way, i.e., all such securities experiencing appreciation when interest rates decline and depreciation when interest rates rise.

On September 6, 2008, Fannie Mae and Freddie Mac were placed into conservatorship by their new regulator, the Federal Housing Finance Agency (“FHFA”).  Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both firms.  As conservator, the FHFA has the authority to repudiate any contract either firm has entered into prior to FHFA’s appointment as conservator (or receiver should either firm go into default) if the FHFA, in its sole discretion, determines that performance of the contract is burdensome and repudiation would promote the orderly administration of Fannie Mae’s or Freddie Mac’s affairs.  While the FHFA has indicated that it does not intend to repudiate the guaranty obligations of either entity, doing so could adversely affect holders of their mortgage-backed securities.  For example, in the event a contract was repudiated, the liability for any direct compensatory damages would accrue to the entity’s conservatorship estate and could only be satisfied to the extent the estate had available assets.  As a result, if interest payments on Fannie Mae or Freddie Mac mortgage-backed securities held by the Fund were reduced because underlying borrowers failed to make payments or such payments were not advanced by a loan servicer, the Fund’s only recourse might be against the conservatorship estate which might not have sufficient assets to offset any shortfalls.  The FHFA, in its capacity as

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conservator, has the power to transfer or sell any asset or liability of Fannie Mae or Freddie Mac.  The FHFA has indicated it has no current intention to do this; however, should it do so a holder of a Fannie Mae or Freddie Mac mortgage-backed security would have to rely on another party for satisfaction of the guaranty obligations and would be exposed to the credit risk of that party.  Certain rights provided to holders of mortgage-backed securities issued by Fannie Mae or Freddie Mac under their operative documents may not be enforceable against FHFA, or enforcement may be delayed during the course of the conservatorship or any future receivership.  For example, the operative documents may provide that upon the occurrence of an event of default by Fannie Mae or Freddie Mac, holders of a requisite percentage of the mortgage-backed security may replace the entity as trustee.  However, under the Federal Housing Finance Regulatory Reform Act of 2008, holders may not enforce this right if the event of default arises solely because a conservator or receiver has been appointed.  The conservatorship has no specified termination date.

In August 2011, Standard & Poor’s lowered the long-term sovereign credit rating of U.S. Government securities from AAA to AA+ and also downgraded the long-term credit ratings of U.S. government-sponsored enterprises.  A downgrade of the ratings of U.S. Government securities could result in higher interest rates, cause disruptions in the bond market and generally have a negative effect on the U.S. economy.

Foreign Securities.  Subject to the Fund’s investment policies and quality standards, the Fund may invest in the equity securities (payable and denominated in U.S. dollars) of foreign issuers, provided such securities are traded domestically on a national securities exchange, including those traded domestically as sponsored American Depositary Receipts (“ADRs”).  ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign issuer.  ADRs, in registered form, are designed for use in the U.S. securities markets.

Investments in foreign securities, including ADRs, involve risks that are different in some respects from an investment in a fund that invests only in securities of U.S. domestic issuers.  The performance of foreign markets does not necessarily track U.S. markets.  Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.  There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.  There may be less governmental supervision of securities markets, brokers and issuers of securities than in the U.S.  Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the U.S.  Settlement practices may include delays and may differ from those customary in U.S. markets.  Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the U.S.), and difficulty in enforcing legal rights outside the U.S.

Warrants and Rights.  Warrants are options to purchase equity securities at a specified price and are valid for a specific time period.  Rights are similar to warrants, but normally have

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a short duration and are distributed by the issuer to its shareholders.  The Fund may purchase warrants and rights, provided that the Fund does not presently intend to invest more than 5% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities.  Of such 5%, no more than 2% of the Fund’s assets at the time of purchase may be invested in warrants which are not listed on either the New York Stock Exchange or the American Stock Exchange.  Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant or right can be prudently exercised (in which event the warrant or right may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

Borrowing and Pledging.  The Fund may borrow from banks for the clearance of securities transactions but only as a temporary measure for emergency or extraordinary purposes and only in an amount not exceeding 5% of its total assets.  The Fund may pledge assets in connection with borrowings but will not pledge more than 5% of its total assets.  The Fund’s policies on borrowing and pledging are fundamental policies that may not be changed without the affirmative vote of a majority of its outstanding shares.  Borrowing may cause greater fluctuation in the Fund’s net asset value until the borrowing is repaid.  Money borrowed by the Fund will be subject to interest and other costs.

Investment Company Shares.   Investment company shares are securities of other open-end or closed-end investment companies.   The Fund may invest in shares of other investment companies.  Investments by the Fund in shares of other investment companies will result in duplication of advisory, administrative and distribution fees. The Fund will not invest more than 5% of its total assets in shares of any single investment company and will not purchase more than 3% of the outstanding voting shares of any investment company.  An investment in shares of an investment company is not insured or guaranteed by any government agency.

Exchange Traded Funds (“ETFs”).  ETFs are a type of investment  company, shares of which are bought and sold on a securities exchange.  An ETF represents a portfolio of securities designed to track a particular market index.  The Fund could purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting the purchase of individual securities.  The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile, and ETFs have management fees which increase their costs.
Illiquid Investments.  The Fund may invest in illiquid securities, which include certain restricted securities (privately placed securities), repurchase agreements maturing in more than seven days and other securities that are not readily marketable.  However, the Fund will not acquire illiquid securities if, as a result, they would comprise more than 15% of the value of the Fund’s net assets.  The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation.  Securities eligible to be resold pursuant to Rule 144A under the Securities Act of 1933 may be considered liquid by the Board of Trustees or its delegate.  Risks associated with illiquid securities include the potential inability of the Fund to promptly sell a portfolio security after its decision to sell.

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Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933.  Where registration is required, the Fund may be obligated to pay all or a part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement.  If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.  Restricted securities will be priced at fair value as determined in good faith in accordance with consistently applied procedures adopted by and under the general supervision of the Board of Trustees, with the assistance of the Adviser.  If through the appreciation of restricted securities or the depreciation of unrestricted securities, the Fund should be in a position where more than 15% of the value of its net assets is invested in illiquid assets, including restricted securities, the Fund will take such steps as is deemed advisable to protect liquidity.

Short-Term Trading.  The Fund does not intend to use short-term trading as a primary means of achieving its investment objective.  However, the Fund’s rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Adviser.  If the Fund experiences unexpected net redemptions, it could be forced to sell securities without regard to their investment merits, thereby decreasing the asset base upon which the Fund’s expenses can be spread and possibly reducing the Fund’s return.  High portfolio turnover involves correspondingly greater commission expenses and transaction costs and may result in the Fund recognizing greater amounts of capital gains, which would increase the amount of capital gains that the Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes.  See “Taxes.”

CORPORATE BONDS AND PREFERRED STOCKS

It is not the Adviser’s intention to have the Fund invested in debt securities primarily for capital appreciation; the Fund may, however, from time to time, have all or a portion of its assets invested in debt securities for defensive purposes or to preserve capital on a temporary basis pending a more permanent disposition of assets subject to the Adviser’s analysis of economic and market conditions.  There is no formula as to the percentage of assets that may be invested in any one type of security, except as set forth herein.  When the Fund has a portion of its assets in U.S. Government obligations or corporate debt securities, the maturities of these securities (which may range from one day to thirty years) will be based in large measure both on the Adviser’s perception as to general risk levels in the debt market versus the equity market, and on the Adviser’s perception of the future trend and term structure of interest rates.

Although the Fund invests primarily in common stocks, the Fund may, in seeking its objective of long-term capital appreciation, invest in preferred stocks and corporate debt securities, including securities convertible into common stocks, without regard to quality ratings assigned by rating organizations such as Moody’s and Standard & Poor’s.  The Fund does not hold, nor intend to invest, more than 5% of its net assets in preferred stocks and corporate debt securities rated less than “investment grade” by either of these two rating organizations.  Lower-

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rated securities (commonly called “junk” securities) are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness.  Securities rated in any category below Baa by Moody’s or BBB by Standard & Poor’s are generally considered to be “junk” securities.  The Fund will promptly sell “junk” securities as necessary in order to limit its aggregate investments in such securities to 5% of net assets, which may cause the Fund to suffer a loss.

See Appendix A to this Statement of Additional Information for a description of the quality ratings assigned by Moody’s and Standard & Poor’s.

Preferred Stocks.  Preferred stocks, unlike common stocks, offer a stated dividend rate payable from a corporation’s earnings.  Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate.  If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.  Preferred stocks may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.  Dividends on some preferred stocks may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock.  Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.  The rights of preferred stocks on the distribution of a corporation’s assets in the event of liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Convertible Securities.  A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock.  By investing in convertible securities, the Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stock.  The value of a convertible stock security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock).  The credit standing of the issuer and other factors may also affect the investment value of a convertible security.  The conversion value of a convertible security is determined by the market price of the underlying common stock.  If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value.  To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.  A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security.  If a convertible security held by the Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

General Risk Factors of Fixed-Income Securities.  Investments in fixed-income securities are subject to inherent market risks and fluctuations in value due to changes in earnings, economic conditions, quality ratings and other factors beyond the control of the

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Adviser.   Prices of lower-rated securities have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments.   Adverse economic changes or individual corporate developments could materially impact the ability of an issuer to pay principal and interest when due.  Fixed-income securities are also subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all such securities changing in price in the same way, that is, all such securities experiencing appreciation when interest rates decline and depreciation when interest rates rise.  Although it is generally true that fixed-income securities change in response to changes in the level of interest rates, these price changes are not necessarily of the same magnitude.

Risk Factors of Lower-Rated Securities.  Lower-rated debt securities (commonly called “junk” securities) may be subject to certain risk factors to which other securities are not subject to the same degree.  Prices of lower-rated securities have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments.  An economic downturn tends to disrupt the market for lower-rated securities and adversely affect their values.  Such an economic downturn may be expected to result in increased price volatility of lower-rated securities and of the value of the Fund’s shares, and an increase in issuers’ defaults on such securities.

Also, many issuers of lower-rated securities are substantially leveraged, which may impair their ability to meet their obligations.  In some cases, the securities in which the Fund invests are subordinated to the prior payment of senior indebtedness, thus making it highly unlikely that the Fund will be able to receive payments when senior securities are in default.

The credit rating of a security does not necessarily address its market risk (that is, the risk that the value of a security will be adversely affected due to movement of the overall stock market or changes in the level of interest rates).  Also, ratings may, from time to time, be changed to reflect developments in the issuer’s financial condition.  Lower-rated securities held by the Fund have speculative characteristics which are apt to increase in number and significance with each lower rating category.

When the secondary market for lower-rated securities becomes increasingly illiquid, or in the absence of readily available market quotations for lower-rated securities, portfolio securities may be valued at their fair value as determined in good faith in accordance with consistently applied procedures adopted by and under the general supervision of the Board of Trustees.  Also, increased illiquidity of the market for lower-rated securities may affect the Fund’s ability to dispose of portfolio securities at a desirable price.

Certain laws or regulations may have a material effect on the Fund’s investments in lower-rated securities.  As examples, certain legislation requires federally-insured savings and loan associations to divest themselves of their investments in lower-rated securities and other legislative proposals have been introduced in order to limit the use of, or tax and eliminate other advantages of, lower-rated securities.

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INVESTMENT LIMITATIONS

The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund.  These limitations may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund.  For purposes of the discussion of these fundamental investment limitations, the term “majority” of the outstanding shares of the Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund.

Under these fundamental limitations, the Fund may not:

1.       Borrow amounts in excess of 5% of the Fund’s total assets, except as a temporary measure for extraordinary or emergency purposes.

2.       Underwrite securities issued by other persons, except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

3.       Invest 25% or more of the Fund’s total assets in any one industry.

4.       Purchase or sell real estate, mineral leases, futures contracts or commodities in the ordinary course of business.

5.       Make loans; however, the Fund may enter into repurchase agreements and may purchase corporate and debt obligations for investment purposes.

6.       Purchase the securities of an issuer (other than the United States Government, its agencies or instrumentalities) if such purchase, at the time thereof, would cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer.

7.       Purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund.

8.       Invest for the purpose of exercising control of management.

9.       Issue senior securities as defined in the 1940 Act, or mortgage, pledge, hypothecate or in any way transfer as security for indebtedness any securities owned or held by the Fund except as may be necessary in connection with permissible borrowings, and then not exceeding 5% of the Fund’s total assets, taken at the lesser of cost or market value.

10.     Purchase any securities on margin; however, the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

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11.     Sell any securities short unless, by virtue of the Fund’s ownership of other securities, the Fund has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional, the sale is made upon the same conditions.

12.     Purchase or sell any put or call options or any combination thereof, provided that this shall not prevent the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities.

13.     Invest more than 10% of its total assets in securities of unseasoned issuers or in securities which are subject to legal or contractual restrictions on resale.

With respect to the percentages adopted by the Trust as maximum limitations on the Fund’s investment policies and restrictions, an excess above the fixed percentage, except for the percentage limitations relative to the borrowing of money (investment limitation 1, above), will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.  The Fund is not permitted to engage in securities lending.

The Trust does not presently intend to pledge, mortgage or hypothecate the assets of the Fund as described above in investment limitation 9.  The Fund has never made, nor does it presently intend to make, short sales of securities “against the box” as described above in investment limitation 11.  The statements of intention in this paragraph reflect nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with the Board of Trustees.  The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.  The Trustees serve for an indefinite term and the officers are elected annually.  The following is a list of the Trustees and executive officers of the Trust.  The address of each Trustee and executive officer is 3707 W. Maple Road, Suite 100, Bloomfield Hills, Michigan, 48301, except the address of Timothy S. Schwartz is 5060 Annunciation Boulevard, Suite 101, Ave Maria, Florida, 34142.

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Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies	Number of Portfolios in Fund Complex Overseen by Trustee*
Interested Trustee:
George P. Schwartz, CFA** Year of Birth: 1944	Since August 1992	Trustee/Chairman and President	President and Chief Investment Officer of Schwartz Investment Counsel, Inc.	7
Independent Trustees:
Donald J. Dawson, Jr. Year of Birth: 1947	Since January 1993	Trustee	Chairman of Payroll 1, Inc. (payroll processing company)	7
John E. Barnds Year of Birth: 1932	Since January 2005	Trustee	Retired First Vice President of National Bank of Detroit (renamed JP Morgan Chase & Company)	7
Joseph M. Grace Year of Birth: 1936	Since August 2007	Trustee	Retired Senior Vice President of National Bank of Detroit (renamed JP Morgan Chase & Co.)	7
Louis C. Bosco, Jr. Year of Birth: 1936	Since December 2008	Trustee	Partner of Bosco Development Company (real estate firm)	7
Executive Officers:
Richard L. Platte, Jr., CFA** Year of Birth: 1951	Since January 1993	Vice President and Secretary	Executive Vice President and Secretary of Schwartz Investment Counsel, Inc.
Timothy S. Schwartz, CFA** Year of Birth: 1971	Since April 2000	Treasurer	Vice President and Treasurer of Schwartz Investment Counsel, Inc.; Chief Compliance Officer of the Trust from June 2009 until December 2009
Cathy M. Stoner, CPA, IAACP** Year of Birth: 1970	Since January 2010	Chief Compliance Officer	Chief Compliance Officer and Operations Manager of Schwartz Investment Counsel, Inc.; prior to July 2009, Audit Manager with Deloitte & Touche LLP (independent registered public accounting firm)

*
The Fund Complex consists of the Fund, the Ave Maria Catholic Values Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Growth Fund, the Ave Maria Opportunity Fund, the Ave Maria World Equity Fund and the Ave Maria Bond Fund.

**
George P. Schwartz, Richard L. Platte, Jr., Timothy S. Schwartz and Cathy M. Stoner, as affiliated persons of Schwartz Investment Counsel, Inc., the Fund’s investment adviser, are “interested persons” of the Trust within the meaning of Section 2(a) (19) of the 1940 Act.  Timothy S. Schwartz is the son of George P. Schwartz.

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Trustees’ Ownership of Fund Shares.  The following table shows each Trustee’s dollar range of beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the Trust overseen by the Trustee.  Information is provided as of December 31, 2011 .

Name of Trustee	Dollar Range of Fund Shares Owned by Trustee	Aggregate Dollar Range of Shares of All Funds Overseen by Trustee
George P. Schwartz, CFA	Over $100,000	Over $100,000
Donald J. Dawson, Jr.	$50,001 – $100,000	$50,001 – $100,000
John E. Barnds	None	$10,001 – $50,000
Joseph M. Grace	None	$10,001 – $50,000
Louis C. Bosco, Jr.	None	$10,001 – $50,000

Trustee Compensation.  No director, officer or employee of the Adviser or the Distributor will receive any compensation from the Trust for serving as a Trustee of the Trust.  Each Trustee who is not affiliated with the Adviser or the Distributor receives from the Trust an annual retainer of $13,000, payable quarterly (except that such retainer is $18,000 for the Chairman of the Committee of Independent Trustees), plus a fee of $4,000 for attendance at each meeting of the Board of Trustees and $1,500 for attendance at each meeting of a committee established by the Board, plus reimbursement of travel and other expenses incurred in attending meetings.  The following table provides compensation amounts paid during 2011 to each of the Trustees:

Trustee	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund and Fund Complex
George P. Schwartz*	None	None	None	None
Donald J. Dawson, Jr.	$ 5,500	None	None	$ 38,500
John E. Barnds	$ 4,785	None	None	$ 33,500
Louis C. Bosco, Jr.	$ 4,785	None	None	$ 33,500
Joseph M. Grace	$ 4,785	None	None	$ 33,500

*	“Interested person” of the Trust as defined by the 1940 Act.

Leadership Structure and Qualifications of Trustees

Board of Trustees.  The Board is responsible for oversight of the Fund.  The Trust has engaged the Adviser to oversee the management of the Fund on a day-to-day basis.  The Board is responsible for overseeing the Adviser and the Fund’s other service providers in the operations of the Fund in accordance with the 1940 Act, other applicable federal and state laws, and the Trust’s Agreement and Declaration of Trust.  The Board meets in person at regularly scheduled meetings four times throughout the year.  In addition, the Trustees may meet in person or by telephone at special meetings or on an informal basis at other times.  The Independent Trustees also regularly meet without the presence of any representatives of management.  The Board has established a

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Committee of Independent Trustees and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.  The Independent Trustees have also engaged independent legal counsel, and may from time to time engage consultants and other advisors to assist them in performing their oversight responsibilities.

The Board of Trustees is led by its Chairman, Mr. George P. Schwartz, CFA.  Mr. Schwartz is an “interested person” of the Trust because he is an officer and the controlling shareholder of the Adviser.  Mr. Schwartz, with the assistance of the Trust’s other officers, oversees the daily operations of the Fund, including monitoring the activities of all of the Fund’s service providers.  As Chairman, Mr. Schwartz has primary responsibility for setting the agenda and presiding at each Board meeting.

Mr. Donald J. Dawson, Jr. serves as the Chairman of the Committee of Independent Trustees and as the Lead Independent Trustee.  Mr. Dawson presides at all meetings of the Committee of Independent Trustees, including executive sessions of the Independent Trustees, and has the authority to preside at meetings of the Board at which the Chairman of the Board is not present.  In his role as Lead Independent Trustee, Mr. Dawson facilitates communication and coordination between the Independent Trustees and management.  He also reviews meeting agendas for the Board and the Committee of Independent Trustees and the information provided by management to the Independent Trustees.

Board Committee.  The Board has established a Committee of Independent Trustees (the “Committee”), the members of which are Donald J. Dawson, Jr., John E. Barnds, Louis C. Bosco, Jr., and Joseph M. Grace.  Each member of the Committee is a “non-interested” Trustee (as such term is defined in the 1940 Act).  The Committee oversees (i) the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate in its judgment, the internal controls of certain service providers; (ii) the quality and objectivity of the financial statements of the Fund and the independent audit thereof; and (iii) the independence and effective functioning of the Board.  In addition, the Committee acts as liaison between the Fund’s independent registered public accounting firm and the full Board, pre-approves the scope of the audit and non-audit services the Fund’s independent registered public accounting firm provides to the Fund and reviews in the first instance and makes recommendations to the Board regarding any investment advisory agreement relating to the Fund, as well as any Rule 12b-1 plan of the Fund and any related agreements.  During the most recent fiscal year ended December 31, 2011 , the Committee of Independent Trustees met three times.

Qualifications of the Trustees. The Committee of Independent Trustees reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board.  In evaluating a candidate for nomination or election as a Trustee, the Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Committee believes contributes to good governance for the Trust.  The Board has concluded that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with the other Trustees, that each Trustee is qualified and should continue to serve as such.  In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling.

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Mr. George P. Schwartz has served as the Chief Executive Officer and Chief Investment Officer of the Adviser since his founding of the Adviser in 1980.  He has 45 years of experience in the investment management profession, including 7 years as an investment research analyst and partner with two New York Stock Exchange member firms and 6 years as Senior Investment Officer and Chairman of the Investment Committee of a national bank.  Mr. Schwartz holds a B.S. degree in Finance from the University of Detroit.  He is a Chartered Financial Analyst and a Chartered Investment Counselor.  Mr. Schwartz has served as President and a Trustee of the Trust since August 1992.  The Board concluded that Mr. Schwartz is suitable to serve as a Trustee because of his professional experience and his academic background.

Mr. Donald J. Dawson, Jr. served as the President and Chief Executive Officer of a closely-held company from 1986 until 1998 and has served as Chairman of that company since 1999.  He has also been a Board member of a non-profit organization since 2000, serving as Chairman since 2009.  Mr. Dawson holds a B.A. degree in Economics from Georgetown University and a J.D. degree from the University of Michigan Law School.  He has previously been licensed with the Financial Industry Regulatory Authority (FINRA) as a general securities representative.  Mr. Dawson has served as a Trustee of the Trust since January 1993.  The Board concluded that Mr. Dawson is suitable to serve as a Trustee because of his business experience, his academic background and his service and experience on other boards.

Mr. John E. Barnds was previously the Director and First Vice President of the Business & Banking Analysis Department of a national bank.  He serves as an officer with investment responsibilities for several non-profit organizations.  Mr. Barnds holds a B.S. degree in Geological Engineering from Princeton University and an M.B.A. from the Graduate School of Business, University of Michigan.  He has been active in the National Association of Business Economists and the Detroit Area Economic Forum.  Mr. Barnds has served as a Trustee of the Trust since January 2005.  The Board concluded that Mr. Barnds is suitable to serve as a Trustee because of his business and investment experience, his academic background and his service and experience with non-profit organizations.

Mr. Louis C. Bosco, Jr. operates a closely-held real estate development company and has been engaged in that business for over 35 years.  He has also served on the Finance Committee of two non-profit organizations and has engaged in the private practice of law.  Mr. Bosco holds a Ph.B. degree in Finance from the University of Notre Dame and a J.D. degree from the University of Detroit Law School.  Mr. Bosco has served as a Trustee of the Trust since December 2008.  The Board concluded that Mr. Bosco is suitable to serve as a Trustee because of his business experience, his academic background and his service and experience on other boards.

Mr. Joseph M. Grace was previously employed as Executive Vice President and Chief Financial Officer of a Michigan chartered state bank and later as Senior Vice President and head of the Investment Division of a national bank.  He sits on the Investment Committee of several non-profit organizations.  Mr. Grace holds a B.S. degree in Accounting from the University of Notre Dame.  He is licensed as a Certified Public Accountant by the State of Michigan.  Mr. Grace has served as a Trustee of the Trust since August 2007.  The Board concluded that Mr. Grace is suitable to serve as a Trustee because of his business and investment experience, his academic and professional background and his service and experience on other boards.

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Risk Oversight.  The Fund is subject to a number of risks, including investment, compliance and operational risks.  Day-to-day risk management with respect to the Fund resides with the Adviser or other service providers (depending on the nature of the risk), subject to overall supervision by the Adviser.  The Board has charged the Adviser with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse affects on the Fund; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur, or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

The Board has appointed a Chief Compliance Officer (“CCO”) who reports directly to the Board and who provides presentations to the Board at its quarterly meetings, in addition to an annual report to the Board in accordance with the Fund’s compliance policies and procedures.  The CCO regularly discusses the relevant risk issues affecting the Trust during private meetings with the non-interested Trustees.  The CCO also provides to the Board updates on the application of the Fund’s compliance policies and procedures and on how these procedures are designed to mitigate risk.  Finally, the CCO reports to the Board immediately in between Board meetings in case of any problems associated with the Fund’s compliance policies and procedures that could expose (or that might have the potential to expose) the Fund to risk.
Although the risk management policies of the Adviser and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective.  Not all risks that may affect the Trust can be identified, or processes and controls to eliminate or mitigate their occurrence or effects be developed, and some risks are simply beyond any control of the Trust or the Adviser, its affiliates or other service providers.

THE INVESTMENT ADVISER

Schwartz Investment Counsel, Inc. (the “Adviser”), 3707 W. Maple Road, Suite 100, Bloomfield Hills, Michigan 48301, is the Fund’s investment adviser.  George P. Schwartz, as the controlling shareholder of the Adviser, may directly or indirectly receive benefits from the advisory fees paid to the Adviser.  Under the terms of the Advisory Agreement between the Trust and the Adviser, the Adviser manages the Fund’s investments.  The Fund pays the Adviser a fee, computed and accrued daily and paid quarterly, at an annual rate of 0.95% of its average daily net assets. During the fiscal years ended December 31, 2011, 2010 and 2009, the Fund paid advisory fees of $321,015, $328,348 and $290,268, respectively.

The Fund is responsible for the payment of all expenses incurred in connection with the registration of shares and operations of the Fund, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent, administrator  and accounting and pricing agent of the Fund, fees and expenses of members of the Board of Trustees who are not affiliated with the Adviser, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders’ meetings and proxy solicitations, and such extraordinary or non-

19

recurring expenses as may arise, such as litigation to which the Fund may be a party.  The Fund may have an obligation to indemnify the Trust’s officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties.  The compensation and expenses of any officer or Trustee of the Trust who is an officer, director, employee or stockholder of the Adviser are paid by the Adviser, except that the Fund reimburses the Adviser for compensation and expenses of the Trust’s CCO, who is an employee of the Adviser.   General Trust expenses are allocated among the Fund and other series of the Trust based upon each series’ relative net assets (on the date the expenses are paid), or the nature of services performed and the relative applicability to each series.  During the fiscal year ended December 31, 2011, the Fund reimbursed the Adviser $1,689 for compliance service fees and expenses.   In addition, the Fund reimburses all officers and Trustees, including those who may be officers, directors, employees or stockholders of the Adviser, for actual reasonable out-of-pocket costs related to attending meetings of the Board of Trustees.

By its terms, the Advisory Agreement will remain in force from year to year, provided such continuance is approved at least annually by: (1) the Board of Trustees; or (2) a vote of the majority of the Fund’s outstanding shares; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval.  The Advisory Agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund’s outstanding voting securities, or by the Adviser.  The Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

PORTFOLIO MANAGERS

The portfolio managers for the Fund are George P. Schwartz, CFA and Timothy S. Schwartz, CFA.  The portfolio managers are also responsible for the day-to-day management of other accounts managed by the Adviser.

Other Accounts Managed

The following table indicates the other accounts managed by the portfolio managers as of December 31, 2011 .  None of these accounts has an advisory fee based on the performance of the account.

Name of Portfolio Manager	Type of Accounts	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets of Accounts with Advisory Fee Based on Performance
George P. Schwartz, CFA	Registered Investment Companies:	2	$404.0 million	0	$ 0
	Other Pooled Investment Vehicles:	0	$ 0	0	$ 0
	Other Accounts:	0	$ 0	0	$ 0
Timothy S. Schwartz, CFA	Registered Investment Companies:	1	$ 33.7 million	0	$ 0
	Other Pooled Investment Vehicles:	0	$ 0	0	$ 0
	Other Accounts:	0	$ 0	0	$ 0

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Potential Conflicts of Interest
The Adviser does not believe that any material conflicts of interest exist as a result of the portfolio managers advising the Fund and the other accounts listed above.  While a portfolio manager may occasionally recommend purchases or sales of the same portfolio securities for the Fund and another account he manages, the Adviser believes that it is highly unlikely that simultaneous transactions would adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell or the price at which such security can be purchased or sold.  In addition, procedures are in place to monitor personal trading by the portfolio managers to ensure that the interests of the Fund and the Adviser’s other clients come first.
Compensation
Each of the portfolio managers receives a fixed annual cash salary plus an annual bonus from the Adviser, as determined by George P. Schwartz, in his sole discretion.  The annual bonus is based upon a variety of factors, which may include the overall performance and profitability of the Adviser and the overall performance of and profit generated by the accounts managed by a portfolio manager.  There is no standard benchmark for comparison, or fixed length of time over which performance is measured by George P. Schwartz in determining the portfolio managers’ annual bonuses.  Compensation of the portfolio managers also includes profits of the Adviser.  The profitability of the Adviser depends primarily upon the value of accounts under management, including the Fund.  Neither portfolio manager’s compensation is directly based upon the performance of the Fund nor the value of the Fund’s assets.

Ownership of Fund Shares

The following table indicates the dollar range of shares of the Fund beneficially owned by the portfolio managers as of December 31, 2011 :

Name of Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
George P. Schwartz	$500,001 – $1,000,000
Timothy S. Schwartz	$1 – $10,000

SECURITIES TRANSACTIONS AND PORTFOLIO HOLDINGS

Decisions regarding the placing of the Fund’s securities transactions and negotiation of commission rates where applicable are made by the Adviser and are subject to review by the Board of Trustees of the Trust.  In the purchase and sale of portfolio securities, the Adviser seeks best execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.  The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.   During the fiscal years ended December 31, 2011, 2010 and 2009, the Fund paid brokerage commissions of $80,935, $79,416 and $90,299, respectively.

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The Adviser is specifically authorized to select brokers who also provide brokerage and research services to the Fund and/or other accounts over which the Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided within the safe harbor provided by §28(e) of the Securities Exchange Act of 1934, as amended.  The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Fund and to accounts over which it exercises investment discretion.

Research services include securities and economic analyses, reports on issuers’ financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Fund and statistical services and information with respect to the availability of securities or purchasers or sellers of securities.  Although this information is useful to the Fund and the Adviser, it is not possible to place a dollar value on it.  Research services furnished by brokers through whom the Fund effects securities transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with the Fund.   During the fiscal year ended December 31, 2011, the amount of transactions and related commissions directed to brokers because of research services provided were $44,461,848 and $74,999, respectively.

The Adviser may aggregate purchase and sale orders for the Fund and its other clients if it believes such aggregation is consistent with its duties to seek best execution for the Fund and its other clients.  The Adviser will not favor any advisory account over any other account, and each account that participates in an aggregated order will participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared on a pro rata basis.

The Fund has no obligation to deal with any broker or dealer in the execution of securities transactions.  Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers.  Although the Fund does not anticipate any ongoing arrangements with any brokerage firms, brokerage business may be transacted from time to time with various firms.  Neither the Distributor nor affiliates of the Trust, the Adviser or the Distributor will receive reciprocal brokerage business as a result of the brokerage business transacted by the Fund with any brokers.

Code of Ethics.  The Trust, the Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which permits personnel to invest in securities for their own accounts, subject to certain conditions, including securities that may be purchased or held by the Fund.  The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the Securities and Exchange Commission.

Proxy Voting Policies and Procedures.  The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Fund intends to vote proxies relating to portfolio  securities.  The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix B.  Information regarding how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended  June  30  is  available  without  charge  upon  request  by  calling 888-726-0753, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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Portfolio Holdings Disclosure Policy.  The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding portfolio securities held by the Fund and disclosure of purchases and sales of such securities may be made to shareholders of the Fund or other persons.

•
Public disclosure regarding the portfolio securities held by the Fund is made quarterly in Annual Reports and Semi-Annual Reports to Shareholders, and in quarterly holdings reports on Form N-Q (“Official Reports”).  Except for such Official Reports and as otherwise expressly permitted herein or required by applicable law, shareholders and other persons may not be provided with information regarding portfolio securities held, purchased or sold by the Fund.

•
The Fund posts a listing of its 10 largest holdings of portfolio securities as of the end of each calendar quarter at www.schwartzvaluefund.com.  These listings are typically available at the website within 5 business days of the end of the quarter.  The listings of the 10 largest holdings of portfolio securities on the website are available to the general public.

•
Information regarding portfolio securities as of the end of the most recent month or as of the end of the most recent calendar quarter, and other information regarding the investment activities of the Fund during such month or quarter, may be disclosed on at least a 30-day lag to rating and ranking organizations for use in connection with their rating or ranking of the Fund, but only if such disclosure has been approved by the CCO of the Trust as being in the best interests of shareholders and serving a legitimate business interest of the Fund.  Below is a table listing the organizations that have been approved by the CCO to receive non-public portfolio information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information.  These organizations have not signed confidentiality agreements.  However, the CCO and the Board of Trustees have determined that each such organization is bound by a duty of confidentiality and that the Trust’s policies and procedures with respect to the disclosure of portfolio information are reasonable and sufficient to prevent any harm to the Fund and its shareholders.

Name of Rating or Ranking Organization	Information Provided	Timing of Release and Conditions or Restrictions on Use of Portfolio Holdings Information	Receipt of Compensation or Other Consideration by the Fund or Affiliated Party
Morningstar, Inc.	CUSIP, security description, shares/par value, market value, coupon rate, maturity date and fixed income survey	Provided monthly, with a 30-day lag. No formal conditions or restrictions.	None
Bloomberg L.P.	CUSIP, shares/par value, market value, security description, coupon rate, maturity date and percent of total net assets
Provided monthly, with a 30-day lag. No formal conditions or restrictions. Bloomberg has indicated that it requires all employees to sign confidentiality agreements acknowledging all information received during their employment must be used for legitimate business purposes only.
None
Standard & Poor’s, Inc. (“S&P”)	CUSIP, security description, shares/par value, market value, coupon rate, maturity date and percent of total net assets
Provided monthly, with a 30-day lag. No formal conditions or restrictions. S&P has indicated that its employees are required to follow a code of business conduct that prohibits them from using portfolio information for anything other than performing their job responsibilities; S&P employees must certify annually that they have followed this code of business conduct.
None
Lipper Inc.	CUSIP, shares/par value, market value, security description, total net assets, coupon rate, maturity date
Provided monthly, with a 30-day lag. No formal conditions or restrictions. Lipper Inc. has indicated that it will not trade based on the Fund’s portfolio information, and it prohibits its employees from any such trading.
None

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•
These policies relating to disclosure of the Fund’s holdings of portfolio securities do not prohibit: (i) disclosure of information to the Fund’s investment adviser or to other Fund service providers, which are the Fund’s administrator, distributor, custodian, independent registered public accounting firm, legal counsel to the Trust and to the Trustees who are not interested persons of the Trust, pricing service, financial printer/typesetter and proxy voting service, or to brokers and dealers in connection with the Fund’s purchase and sale of portfolio securities, provided that such disclosure is reasonably necessary to aid in conducting the ongoing business of the Fund; and (ii) disclosure of holdings of or transactions in portfolio securities by the Fund that is made on the same basis to all shareholders of the Fund.

•
The CCO may approve other arrangements, not described herein, under which information relating to portfolio securities held by the Fund, or purchased or sold by the Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person.  The CCO shall approve such an arrangement only if the CCO concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Fund and is unlikely to affect adversely the Fund or any shareholder of the Fund and is in the best interests of shareholders and subject to a confidentiality agreement and prohibition of trading based upon material non-public information.

•
Neither the Fund’s investment adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the investment adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to portfolio securities held, purchased or sold by the Fund.

•
The CCO shall inform the Board of Trustees of any arrangements that are approved by the CCO pursuant to these policies, and the rationale supporting such approval, at the next regular quarterly meeting of the Board of Trustees following such approval.  At least once annually the CCO shall provide the Board of Trustees with a written report as to compliance with these procedures.  The Trust shall maintain a copy of these procedures and all written action under these procedures in an easily accessible place for at least five years.

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year, exclusive of short-term investments, by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, and may result in the Fund recognizing greater amounts of capital gains, which would increase the amount of capital gains which the Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes.  See “Taxes.” The Adviser anticipates that the Fund’s portfolio turnover rate normally will not exceed 100%.  A 100% turnover rate would occur if all of the Fund’s portfolio securities were replaced once within a one year period.

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Generally, the Fund intends to invest for long-term purposes.  However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser believes that portfolio changes are appropriate.   For the fiscal years ended December 31, 2011, 2010 and 2009, the Fund’s portfolio turnover rate was 75%, 69% and 73%, respectively.

CALCULATION OF SHARE PRICE

The price (net asset value) of the shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m., Eastern time) on each day the Trust is open for business.  The Trust is open for business on every day except Saturdays, Sundays and the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

In valuing the assets of the Fund for purposes of computing net asset value, portfolio securities are valued at market value as of the close of trading on each business day when the NYSE is open.  Securities which are traded on stock exchanges, other than NASDAQ, are valued at the closing sales price as of the close of the regular session of trading on the NYSE on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price.  Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price.  Securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid price.  Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market.  Investments representing shares of other open-end investment companies are valued at their net asset value as reported by such companies.  Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures adopted by the Board of Trustees.  Debt securities are valued at their current market value when available or at their fair value, which for securities with remaining maturities of 60 days or less has been determined in good faith by the Adviser to be represented by amortized cost value, absent unusual circumstances.  One or more independent pricing services may be utilized to determine the fair value of securities held by the Fund.  The Board of Trustees will review and monitor the methods used by such services to determine that such methods result in fair value and that securities are appropriately valued.

SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Fund offers the following shareholder services:

Regular Account.  The regular account allows for voluntary investments to be made at any time.  When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor’s registration instructions.  Each time there is a transaction in a shareholder account, such as an additional investment or a redemption, the shareholder will receive a confirmation statement showing the current transaction.

Automatic Investment Plan.  The Automatic Investment Plan enables investors to make regular periodic investments in Fund shares through automatic charges to their checking account.

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With shareholder authorization and bank approval, the Transfer Agent will automatically charge the checking account for the amount specified ($50 minimum) which will be automatically invested in shares at the share price determined on or about the fifteenth and/or the last business day of the month.  The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Automatic Withdrawal Plan.  Shareholders owning shares with a value of $5,000 or more may establish an Automatic Withdrawal Plan.  A shareholder may receive monthly, quarterly, semi-annual or annual payments, in amounts of not less than $50 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December).  Payments may be made directly to an investor’s account with a commercial back or other depository institution via an Automated Clearing House (“ACH”) transaction.

Instructions for establishing this service are available by calling the Fund.  Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the redemption date.  If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the instructions (see “How to Redeem Shares” in the Prospectus).  A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indicating the names, titles and required number of signatures authorized to act on its behalf.  The application must be signed by a duly authorized officer(s) and the corporate seal affixed.  No redemption fees are charged to shareholders under this plan.  Costs in conjunction with the administration of the plan are borne by the Fund.  Investors should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and that the redemption of shares to make withdrawal payments may result in realized long-term or short-term capital gains or losses.  The Automatic Withdrawal Plan may be terminated at any time by the Fund upon sixty days written notice or by an investor upon written notice to the Fund.  Applications and further details may be obtained by calling the Fund at 888-726-0753 or by writing to:

Schwartz Value Fund
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Transfer of Registration.  To transfer shares to another owner, send a written request to the Fund at the address shown herein.  Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registrations; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see “How to Redeem Shares” in the Prospectus); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc.  If you have any questions about transferring shares, call or write the Fund.

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TAXES

The Prospectus describes generally the tax treatment of distributions by the Fund.  This section of the SAI includes additional information concerning federal taxes.

The Fund has qualified and intends to continue to qualify annually for the special tax treatment afforded a “regulated investment company” under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders.  To so qualify the Fund must, among other things: (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies or from net income derived from an interest in a qualified publicly trade partnership (“PTP”); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund’s total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund’s investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer); and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs.  For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a regulated investment company.

Based on the recently enacted Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), there is a remedy for a failure of the Subchapter M asset diversification test, if the failure was due to reasonable cause and not willful neglect, subject to certain divestiture and procedural requirements and the payment of a tax.  The Modernization Act also sets forth a de minimis exception to a potential failure of the Subchapter M asset diversification test, which would require corrective action but no tax.  In addition, the Modernization Act allows for the remedy of a failure of the source-of-income requirement, if the failure was due to reasonable cause and not willful neglect, subject to certain procedural requirements and the payment of a tax.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards.  Capital losses arising in taxable years beginning on or before December 22, 2010 may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. Capital losses arising in taxable years after December 22, 2010 may be carried forward indefinitely to offset net realized capital gains, if any, prior to distributing such gains to shareholders.  In addition, capital losses arising in taxable years after December 22, 2010 must be utilized prior to any losses arising on or before December 22, 2010. As of December 31, 2011, the Fund had capital loss carryforwards for federal income tax purposes of $5,197,511, of which $2,524,854 expires on December 31, 2016 and $2,672,657 expires on December 31, 2017.

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A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund’s “required distribution” over actual distributions in any calendar year.  Generally the “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98.2% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years.  The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

Taxation of the Shareholder.  Dividends from net investment income and net short-term capital gains are generally taxable to shareholders as ordinary income.  Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares of the Fund have been held.  Distributions are taxable, whether received in cash or reinvested in shares of the Fund.

Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Fund from U.S. corporations and certain foreign corporations (“Qualified Dividends”).   Such dividends are scheduled to be taxed at ordinary income rates starting in 2013.   It appears that for an individual shareholder to benefit from the lower tax rate on Qualified Dividends, the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation, at least 61 days during a prescribed period.  Under current Internal Revenue Service (“IRS”) practice, the prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend.  Furthermore, in determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar instruments is not included.  Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

It is anticipated that amounts distributed by the Fund that are attributable to certain dividends received from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders.  A corporate shareholder’s dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 91-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend.  In determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar transactions is not counted.  Furthermore, the dividends-received deduction will be disallowed to the extent a corporate shareholder’s investment in shares of the Fund, or the Fund’s investment in the shares of the dividend-paying corporation, is financed with indebtedness.  Additionally, a corporate shareholder would not benefit to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

Each shareholder is advised annually of the source of distributions for federal income tax purposes.  A shareholder who is not subject to federal income tax will not be required to pay tax on distributions received.

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If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 28% (backup withholding) from such shareholder’s dividend, capital gain and redemption payments.  Dividend and capital gains distributions may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding.

Taxable distributions generally are included in a shareholder’s gross income for the taxable year in which they are received.  However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Fund during the following January.

Distributions by the Fund will result in a reduction in the market value of the Fund’s shares.  Should a distribution reduce the market value below a shareholder’s cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital.  In particular, investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution.  The price of such shares includes the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized.  Investors should consult their tax advisor regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

Any loss arising from the sale or redemption of shares of the Fund held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such Fund shares.  For purposes of determining whether shares of the Fund have been held for six months or less, a shareholder’s holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund.  U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

Pursuant to Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a “reportable transaction.”  A transaction may be a “reportable transaction” based upon any of several indicia with respect to a shareholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain thresholds.  A significant penalty is imposed on taxpayers who participate in a “reportable transaction” and fail to make the required disclosure.  Investors should consult their own tax advisors concerning any possible disclosure obligation with respect to their investment in shares of the Fund.

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Information set forth in the Prospectus and this SAI that relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Fund or its shareholders and this description is not intended as a substitute for federal tax planning. Accordingly, shareholders of the Fund are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this SAI is based on tax laws and regulations which are in effect on the date of the Prospectus and this SAI; these laws and regulations may be changed by legislative or administrative action.

REDEMPTION IN KIND

The Fund, when it is deemed to be in the best interests of the Fund’s shareholders, may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value.  Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash and will bear market risk until the securities received are converted into cash.  Portfolio securities that are issued in an in-kind redemption will be readily marketable.

HISTORICAL PERFORMANCE INFORMATION

From time to time, the Fund may advertise average annual total return.  Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P (1 + T)n = ERV
Where:

P =	a hypothetical initial payment of $1,000
T =	average annual total return
n =	number of years
ERV =	ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions.

The Fund may also quote average annual total return over the specified periods: (1) after taxes on Fund distributions; and (2) after taxes on Fund distributions and redemption of Fund shares at the end of the period.  The calculations assume deduction of all taxes due on such Fund distributions.  The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption.  After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution.  The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions).  The tax rates may vary over the course of

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the measurement period.  State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax.  Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown.  The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The table below shows the Fund’s average annual total returns for periods ended December 31, 2011 :

	One Year	Five Years	Ten Years
Return Before Taxes	5.59%	-1.91%	4.59%
Return After Taxes on Distributions	5.55%	-2.02%	3.76%
Return After Taxes on Distributions and Sale of Fund Shares	3.70%	-1.62%	3.90%

The Fund may also advertise total return (a “nonstandardized quotation”) which is calculated differently from average annual total return.  A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions.  The Fund’s total returns as calculated in this manner for each of the past ten fiscal years are as follows:

Year Ended
December 31, 2002	-14.91%
December 31, 2003	39.28%
December 31, 2004	22.60%
December 31, 2005	3.83%
December 31, 2006	14.29%
December 31, 2007	-11.08%
December 31, 2008	-35.94%
December 31, 2009	34.84%
December 31, 2010	11.96%
December 31, 2011	5.59%

A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return.  For example, the Fund’s average  annual  compounded  rate  of  return  for  the  three  years  ended  December  31, 2011 is 16.82% .  A nonstandardized quotation of total return will always be accompanied by the Fund’s average annual total returns as described above.

The performance quotations described above are based on historical earnings and are not intended to indicate future performance.

From time to time the Fund may advertise its performance rankings as published by recognized independent mutual fund statistical services such as Morningstar, Inc. or Lipper Inc., or by publications of general interest such as Forbes, Money, The Wall Street Journal, Business

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Week, Barron’s or Fortune.  The Fund may also compare its performance to that of other selected mutual funds, averages of the other mutual funds within its categories as determined by Morningstar, Inc. or Lipper Inc., or recognized indicators such as the Dow Jones Industrial Average, the Standard & Poor’s 500 Index, the Russell 1000 Index, the Russell 2000 Index, the NASDAQ Composite Index and the Value Line Composite Index.  In connection with a ranking, the Fund may provide additional information, such as the particular category of funds to which the ranking relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of fee waivers and/or expense reimbursements, if any.  The Fund may also present its performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser’s view of current or past market conditions or historical trends.

In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund’s portfolio, that the averages are generally unmanaged and that the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance.  In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

PRINCIPAL SECURITY HOLDERS

As of April 5, 2012, the Linda J. Baroli Trust, c/o Schwartz Investment Counsel, Inc., 3707 W. Maple Road, Suite 100, Bloomfield Hills, Michigan 48301, owned of record 8.8% of the outstanding shares of the Fund;  Louis C. and Mary Jo Argenta,  c/o Schwartz Investment Counsel, Inc., 3707 W. Maple Road, Suite 100, Bloomfield Hills, Michigan 48301, owned of record 7.9% of the outstanding shares of the Fund; and Gary Staub, c/o Schwartz Investment Counsel, Inc., 3707 W. Maple Road, Suite 100, Bloomfield Hills, Michigan 48301, owned of record 6.0% of the outstanding shares of the Fund.

As of April 5, 2012, the Trustees and officers of the Trust as a group owned of record or beneficially 2.0% of the outstanding shares of the Fund.

CUSTODIAN

U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, has been retained to act as custodian for the Fund’s investments.  As custodian, U.S. Bank, N.A. acts as the Fund’s depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Deloitte & Touche, LLP, 111 South Wacker Drive, Chicago, Illinois 60606, has been selected as the independent registered public accounting firm for the Trust for the fiscal year ending December 31, 2012.  Deloitte & Touche LLP performs an annual audit of the Fund’s financial statements and advises the Fund as to certain accounting matters.

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LEGAL COUNSEL

Sullivan & Worcester LLP, 1666 K Street, NW, Washington, D.C. 20006, serves as counsel to the Trust.

TRANSFER AGENT AND ADMINISTRATOR

Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the transfer agent, administrator and fund accountant to the Fund pursuant to a Mutual Fund Services Agreement.  Ultimus maintains the records of each shareholder’s account, processes purchases and redemptions of the Fund’s shares and acts as dividend and distribution disbursing agent.  Ultimus also provides administrative services to the Fund, calculates daily net asset value per share and maintains such books and records as are necessary to enable Ultimus to perform its duties.  For the performance of these services, the Fund pays Ultimus a fee at the annual rate of 0.15% of the average value of its daily net assets, provided, however, that the minimum fee is $4,000 per month.  In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, stationery, checks, drafts, forms, reports, record storage, communication lines and the costs of external pricing services.

During the fiscal years ended December 31, 2011, 2010 and 2009, Ultimus received fees from the Fund of $50,830, $51,068 and $48,500, respectively.

THE DISTRIBUTOR

Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Fund pursuant to a Distribution Agreement.  Shares are sold on a continuous basis by the Distributor.  The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares.  The Distribution Agreement provides that, unless sooner terminated, it will continue in force from year to year, provided such continuance is approved at least annually by (1) the Board of Trustees or a vote of a majority of the outstanding shares of the Fund; and (2) a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval.  The Distribution Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days’ written notice to the Trust.  The Distribution Agreement will automatically terminate in the event of its assignment.   The Distributor is a wholly-owned subsidiary of Ultimus, and Robert G. Dorsey and Mark J. Seger are each Managing Directors of the Distributor and officers of the Trust.

FINANCIAL STATEMENTS

The financial statements of the Fund, which have been audited by Deloitte & Touche LLP, are incorporated herein by reference to the Annual Report of the Fund dated December 31, 2011 .

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APPENDIX A (RATINGS DESCRIPTIONS)

The various ratings used by Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Group (“S&P”) are described below.  A rating by a nationally recognized statistical rating organization (“NRSRO”) represents the organization’s opinion as to the credit quality of the security.  However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer.  Consequently, the Adviser believes that the quality of corporate bonds and preferred stocks in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis.  A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently.  Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable.  Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The ratings of Moody’s and S&P for corporate bonds and convertible debt in which the Fund may invest are as follows:

Moody’s Investors Service, Inc.

Aaa – Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa – Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A – Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.  Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa – Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

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Ba – Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B – Bonds which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa – Bonds which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca – Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C – Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor’s Ratings Group

AAA – Bonds rated AAA have the highest rating assigned by Standard & Poor’s to a debt obligation.  Capacity to pay interest and repay principal is extremely strong.

AA – Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A – Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB – Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal.  Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC and CC – Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.  BB indicates the lowest degree of speculation and CC the highest degree of speculation.  While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C – The rating C is reserved for income bonds on which no interest is being paid.

D – Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

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The ratings of Moody’s and S&P for preferred stocks in which the Fund may invest are as follows:

Moody’s Investors Service, Inc.

aaa – An issue which is rated aaa is considered to be a top-quality preferred stock.  This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa – An issue which is rated aa is considered a high-grade preferred stock.  This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a – An issue which is rated a is considered to be an upper-medium grade preferred stock.  While risks are judged to be somewhat greater than in the “aaa” and “aa” classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa – An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured.  Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba – An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured.  Earnings and asset protection may be very moderate and not well safeguarded during adverse periods.  Uncertainty of position characterizes preferred stocks in this class.

b – An issue which is rated b generally lacks the characteristics of a desirable investment.  Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa – An issue which is rated caa is likely to be in arrears on dividend payments.  This rating designation does not purport to indicate the future status of payments.

ca – An issue rated ca is speculative to a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c – An issue rated c is the lowest rated class of preferred stock.  Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor’s Ratings Group

AAA – This is the highest rating that may be assigned by Standard & Poor’s to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA – A preferred stock issue rated AA also qualifies as a high-quality fixed-income security.  The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

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A – An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions.

BBB – An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B and CCC – Preferred stock rated BB, B and CCC are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.  While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC – The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

C – A preferred stock rated C is a non-paying issue.

D – A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

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APPENDIX B (PROXY VOTING POLICIES AND PROCEDURES)

Schwartz Investment Trust and Schwartz Investment Counsel, Inc.

Proxy Voting Policies and Procedures
Schwartz Investment Trust and Schwartz Investment Counsel, Inc. intend to exercise a voice on behalf of its shareholders and clients in matters of corporate governance through the proxy voting process.  We take our fiduciary responsibilities very seriously and believe the right to vote proxies is a significant asset of shareholders and clients. We exercise our voting responsibilities as a fiduciary, solely with the goal of maximizing the value of our shareholders’ and clients’ investments.
Schwartz Investment Trust’s (“SIT”) Board of Trustees has delegated to Schwartz Investment Counsel, Inc. (“SICI”) the responsibility of overseeing voting policies and decisions for the Trust. Our proxy voting principles for Schwartz Investment Trust and our other clients are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:
General Policy for Voting Proxies
SICI will vote proxies solely in the interests of clients.  Any conflict of interest must be resolved in the way that will most benefit clients.  Since the quality and depth of management is a primary factor considered when investing in a company, substantial weight is given to the recommendation of management on any issue.  However, SICI will consider each issue on its own merits, and the position of a company’s management will not be supported in any situation where it is found not to be in the best interests of clients.  Proxy voting, absent any unusual circumstances or conflicts of interest, will be conducted in accordance with the procedures set forth below.
Conflicts of Interest
SICI recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of clients.  Such circumstances may include, but are not limited to, situations where SICI or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote.  SICI shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of SICI with respect to voting proxies on behalf of clients, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of SICI’s business, and to bring conflicts of interest of which they become aware to the attention of the Proxy Manager.  SICI shall not vote proxies relating to such issuers on behalf of client accounts until it has determined that the conflict of interest is not material, or as it relates to SIT’s holdings, a method of resolving such conflict of interest has been agreed upon by the Committee of Independent Trustees.  A conflict of interest will be considered  material to  the extent  that it is determined that such  conflict has  the potential to influence SICI’s decision-making in voting a proxy.  Materiality determinations will be based upon an assessment of the particular facts and circumstances.  If the Proxy Manager determines that a conflict of interest is not material, SICI may vote proxies notwithstanding the existence of a conflict.  If the conflict of interest is determined to be material as it relates to SIT’s holdings, the conflict shall be disclosed to the Committee of Independent Trustees and SICI shall follow

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the instructions of the Committee of Independent Trustees.  The Proxy Manager shall keep a record of all materiality decisions and SICI’s Chief Compliance Officer shall report them to the Committee of Independent Trustees on a quarterly basis.
Election of the Board of Directors
SICI believes that good governance starts with an independent board, unfettered by significant ties to management, all of whose members are elected annually. In addition, key board committees should be entirely independent.
SICI will generally support the election of directors that result in a board made up of a majority of independent directors.
SICI will hold directors accountable for the actions of the committees on which they serve. For example, SICI will withhold votes for nominees who serve on the compensation committee if they approve excessive compensation arrangements or propose equity-based compensation plans that unduly dilute the ownership interests of stockholders.
SICI will support efforts to declassify existing boards. SICI will vote against efforts by companies to adopt classified board structures, or impose “poison pills” on its shareholders or adopt multiple classes of stock.
Approval of Independent Auditors
SICI believes that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not, in the aggregate, impair independence.
Equity-based Compensation Plans
SICI believes that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, SICI is opposed to plans that substantially dilute shareholders’ ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.
SICI will generally vote against plans where total potential dilution (including all equity-based plans) exceeds 10% of shares outstanding.
SICI will generally vote against plans if annual option grants have exceeded 2% of shares outstanding.
These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan’s impact on our shareholdings SICI considers other factors such as the nature of the industry and size of the company.
SICI will vote against plans that have any of the following structural features:
•	Ability to re-price underwater options

•	Ability to issue options with an exercise price below the stock’s current market price.

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•	Ability to issue reload options.

•	Automatic share replenishment (“evergreen”) feature.

SICI will support measures intended to increase long-term stock ownership by executives.  These may include:
•	Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive’s salary).

•	Requiring stock acquired through option exercise to be held for a certain period of time.

•	Using restricted stock grants instead of options.

To this end, SICI supports expensing the fair value of option grants because it substantially eliminates their preferential financial statement treatment vis-à-vis stock grants, furthering SICI’s case for increased ownership by corporate leaders and employees.
SICI will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.
Corporate Structure and Shareholder Rights
SICI believes that shareholders should have voting power equal to their equity interest in the company and should be able to approve (or reject) changes to the corporation’s by-laws by a simple majority vote.
SICI will support proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals. We will vote against proposals to impose super-majority requirements.
SICI will vote for proposals to lower barriers to shareholder action (e.g., limited rights to call special meetings, limited rights to act by written consent).
SICI will vote against proposals for a separate class of stock with disparate voting rights.
SICI will generally vote for proposals to subject shareholder rights plans (“poison pills”) to a shareholder vote. In evaluating these plans, SICI will be more likely to support arrangements with short-term (less than 3 years) sunset provisions, qualified bid/permitted offer provisions (“chewable pills”) and/or mandatory review by a committee of independent directors at least every three years (so-called “TIDE” provisions).
Corporate and Social Policy Issues
SICI believes that “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.
SICI generally votes against these types of proposals, though exceptions may be made in certain instances where SICI believes a proposal has substantial economic implications.

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Proxy Voting Process

Proxy voting is subject to the supervision of Robert C. Schwartz, CFA, Vice President of SICI (“Proxy Manager”).  Reasonable efforts will be made to obtain proxy materials and to vote in a timely fashion.  Records will be maintained regarding the voting of proxies under these policies and procedures.

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SCHWARTZ INVESTMENT TRUST

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2012

Ave Maria Catholic Values Fund (AVEMX)
Ave Maria Growth Fund (AVEGX)
Ave Maria Rising Dividend Fund (AVEDX)
Ave Maria Opportunity Fund (AVESX)
Ave Maria World Equity Fund (AVEWX)
Ave Maria Bond Fund (AVEFX)

This Statement of Additional Information supplements the Prospectus offering shares of the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund, the Ave Maria World Equity Fund and the Ave Maria Bond Fund (the “Funds”).  The Funds are series of Schwartz Investment Trust, a registered open-end, diversified management investment company.  This Statement of Additional Information, which is incorporated by reference in its entirety into the Prospectus, should be read only in conjunction with the Prospectus for the Funds, dated May 1, 2012 , as it may be revised or supplemented from time to time.

Because this Statement of Additional Information is not a prospectus, no investment in shares of the Funds should be made solely on the basis of the information contained herein.  It should be read in conjunction with the Prospectus of the Funds.  A copy of the Funds’ Prospectus may be obtained by writing the Funds at P.O. Box 46707, Cincinnati, Ohio 45246-0707, or by calling the Funds toll-free at 888-726-9331, or on the Funds’ website: www.avemariafunds.com. Capitalized terms used but not defined herein have the same meaning as in the Prospectus.

STATEMENT OF ADDITIONAL INFORMATION

Schwartz Investment Trust
3707 W. Maple Road, Suite 100
Bloomfield Hills, Michigan 48301

THE TRUST	3
INVESTMENT POLICIES AND RISK CONSIDERATIONS	3
CORPORATE BONDS AND PREFERRED STOCKS	14
INVESTMENT LIMITATIONS	16
TRUSTEES, OFFICERS AND THE CATHOLIC ADVISORY BOARD	20
THE INVESTMENT ADVISER	26
THE SUB-ADVISER	28
PORTFOLIO MANAGERS	29
SHAREHOLDER SERVICING PLAN	30
SECURITIES TRANSACTIONS AND PORTFOLIO HOLDINGS	31
PORTFOLIO TURNOVER	35
CALCULATION OF SHARE PRICE	36
SPECIAL SHAREHOLDER SERVICES	36
TAXES	38
REDEMPTION IN KIND	41
HISTORICAL PERFORMANCE INFORMATION	42
PRINCIPAL SECURITY HOLDERS	45
CUSTODIAN	45
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	45
LEGAL COUNSEL	46
TRANSFER AGENT AND ADMINISTRATOR	46
THE DISTRIBUTOR	46
FINANCIAL STATEMENTS	47
APPENDIX A (RATINGS DESCRIPTIONS)	48
APPENDIX B (PROXY VOTING POLICIES AND PROCEDURES)	52

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THE TRUST

Schwartz Investment Trust (the “Trust”), an open-end, diversified management investment company, was organized as an Ohio business trust on August 31, 1992.  The Trust currently offers seven series of shares to investors:  the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund, the Ave Maria World Equity Fund, the Ave Maria Bond Fund and the Schwartz Value Fund.  This Statement of Additional Information provides information relating to the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund, the Ave Maria World Equity Fund and the Ave Maria Bond Fund (referred to individually as a “Fund” and collectively as the "Funds").  Information relating to the Schwartz Value Fund may be found in a separate Statement of Additional Information. Each Fund has its own investment objective, strategies and policies.

Shares of the Funds have equal voting rights and liquidation rights.  When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned.  The Funds are not required to hold annual meetings of shareholders.  The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust’s outstanding shares.  The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), in order to facilitate communications among shareholders.

Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees.  The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund are in no way affected.  In case of any liquidation of a Fund, the shareholders of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund.  Expenses attributable to any Fund are borne by that Fund.  Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.  Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders.  No shareholder is liable to further calls or to assessment by the Trust without his express consent.  The Board of Trustees may classify and reclassify the shares of each Fund into additional classes of shares in its sole discretion.

INVESTMENT POLICIES AND RISK CONSIDERATIONS

A more detailed discussion of some of the terms used and investment policies described in the Prospectus appears below.  Unless otherwise indicated, all investment practices and limitations of the Funds are nonfundamental policies that may be changed by the Board of Trustees without shareholder approval.

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Commercial Paper.  Commercial paper consists of short-term (usually from one day to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations.  The Funds will only invest in commercial paper if rated A-1 by Standard & Poor’s Ratings Group (“Standard & Poor’s”) or Prime-1 by Moody’s Investors Service, Inc. (“Moody’s”) or unrated paper of issuers who have outstanding unsecured debt rated AA or better by Standard & Poor’s or Aa or better by Moody’s. Certain notes may have floating or variable rates.  Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Funds’ policy with respect to illiquid investments unless, in the judgment of the Adviser or the Sub-Adviser, such note is liquid.

Commercial paper represents an unsecured promise by the issuer to pay principal and interest when due and is subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors.  Adverse economic changes or individual corporate developments could materially impact the ability of an issuer to pay, when due, principal and interest.

The rating of Prime-1 is the highest commercial paper rating assigned by Moody’s.  Among the factors considered by Moody’s in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks that may be inherent in certain areas; evaluation of the issuer’s products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; the financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.  These factors are all considered in determining whether the commercial paper is rated Prime-1.  Commercial paper rated A-1 (highest quality) by Standard & Poor’s has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated “A” or better, although in some cases “BBB” credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer’s industry is well-established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned.  The relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated A-1.

Bank Debt Instruments.  Bank debt instruments in which the Funds may invest consist of certificates of deposit, bankers’ acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation.  Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.  Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.  Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.  Each Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

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These bank debt instruments are generally not insured by the Federal Deposit Insurance Corporation or any other government agency, except that certificates of deposit may be insured for up to $250,000.  The profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions.  New government regulations, a downturn in general economic conditions or exposure to credit losses arising from possible financial difficulties of borrowers may impact the value of bank debt instruments.

When-Issued Securities.  Each Fund may purchase securities on a forward commitment or when-issued basis.  When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place.  The delivery of and payment for these securities typically occurs 15 to 90 days after the commitment to purchase.  The Funds will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities.  In addition, the Funds may purchase securities on a when-issued basis only if delivery and payment for the securities takes place within 120 days after the date of the transaction.  In connection with these investments, the Funds will direct their custodian to place cash or liquid securities in a segregated account in an amount sufficient to make payment for the securities to be purchased.  When a segregated account is maintained because a Fund purchases securities on a when-issued basis, the assets deposited in the segregated account will be valued daily at market for the purpose of determining the adequacy of the securities in the account.  If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of the Fund’s commitments to purchase securities on a when-issued basis.  The purpose and effect of such maintenance is to prevent the Funds from gaining investment leverage from when-issued transactions.  To the extent funds are in a segregated account, they will not be available for new investment or to meet redemptions.  Securities purchased on a when-issued basis and the securities held in a Fund’s portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise).  Therefore, if in order to achieve higher returns, a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund’s assets will experience greater fluctuation.  The purchase of securities on a when-issued basis may involve a risk of loss if the broker-dealer selling the securities fails to deliver after the value of the securities has risen.

When the time comes for a Fund to make payment for securities purchased on a when-issued basis, the Fund will do so by using then-available cash flow, by sale of the securities held in the segregated account, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a when-issued basis themselves (which may have a market value greater or less than the Fund’s payment obligation).  Although the Funds will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, a Fund may sell these securities before the settlement date if it is deemed advisable by the Adviser or the Sub-Adviser as a matter of investment strategy.  The Funds will not accrue income with respect to a when-issued security

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prior to its stated delivery date.  Each of the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund and the Ave Maria World Equity Fund does not currently intend to invest more than 5% of its net assets in debt securities on a when-issued basis.

Repurchase Agreements.  Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement.  In the event of a bankruptcy or other default by the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses.  To minimize these possibilities, each Fund intends to enter into repurchase agreements only with its custodian or with banks or broker-dealers that have been approved as adequately creditworthy by the Adviser.   There is no limit on the amount that the Funds may invest in repurchase agreements; however, a Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase will never be more than one year after a Fund’s acquisition of the securities and normally would be within a shorter period of time.  The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time a Fund’s money will be invested in the securities, and will not be related to the coupon rate of the purchased security.  At the time a Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement.  The collateral securing the seller’s obligation must be of a credit quality at least equal to a Fund’s investment criteria for portfolio securities and will be held by the custodian or in the Federal Reserve Book Entry System.

For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller subject to the repurchase agreement.  It is not clear whether a court would consider the securities purchased by a Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller.  In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, a Fund may encounter delays and incur costs before being able to sell the security.  Delays may involve loss of interest or decline in price of the security.  If a court characterized the transaction as a loan and a Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller.  As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction.  As with any unsecured debt obligation purchased for the Funds, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller.

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Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case a Fund may incur a loss if the proceeds to the Fund of the sale of the security to a third party are less than the repurchase price.  However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price.  It is possible that the Funds would be unsuccessful in seeking to enforce the seller’s contractual obligation to deliver additional securities.

The Funds do not intend to engage in reverse repurchase agreements.

Lending Portfolio Securities.  The Ave Maria Growth Fund and the Ave Maria Bond Fund may each lend a portion of its portfolio securities. Such loans may not exceed 10% of the net assets of the lending Fund. Income may be earned on collateral received to secure the loans. Cash collateral would be invested in money market instruments. U.S. Government securities collateral would yield interest or earn discount. Part of this income might be shared with the borrower. Alternatively, the lending Fund could allow the borrower to receive the income from the collateral and charge the borrower a fee. In either event, the Fund would receive the amount of dividends or interest paid on the loaned securities.

Usually these loans would be made to brokers, dealers or financial institutions. Loans would be fully secured by collateral deposited with the custodian in the form of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This collateral must be increased within one business day in the event that its value should become less than the market value of the loaned securities. While there may be delays in recovery or even loss of rights in the collateral should the borrower fail financially, the loans will be made only to firms deemed by the Adviser to be of good standing. Loans will not be made unless, in the judgment of the Adviser, the consideration which can be earned from such loans justifies the risk.

The borrower, upon notice, must redeliver the loaned securities within 3 business days. In the event that voting rights with respect to the loaned securities pass to the borrower and a material proposal affecting the securities arises, the loan may be called or the Fund will otherwise secure or be granted a valid proxy in time for it to vote on the proposal.

In making such loans, the Funds may utilize the services of a loan broker and pay a fee therefor. The Funds may incur additional custody fees for services in connection with lending of securities.

U.S. Government Obligations.  “U.S. Government obligations” include securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. Government, and by various instrumentalities which have been established or sponsored by the U.S. Government.  U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government.  U.S. Treasury obligations include Treasury Bills, Treasury Notes, and Treasury Bonds.  Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

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Agencies and instrumentalities established by the U.S. Government include the Federal Home Loan Banks, the Federal Land Bank, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the U.S. Treasury.  In the case of U.S. Government obligations not backed by the full faith and credit of the U.S. Government, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitment.  U.S. Government obligations are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all such securities changing in price in the same way, i.e., all such securities experiencing appreciation when interest rates decline and depreciation when interest rates rise.

In August 2011, Standard & Poor’s lowered the long-term sovereign credit rating of U.S. Government securities from AAA to AA+ and also downgraded the long-term credit ratings of U.S. government-sponsored enterprises.   A downgrade of the ratings of U.S. Government securities could result in higher interest rates, cause disruptions in the bond market and generally have a negative effect on the U.S. economy.

Foreign Securities.   Subject to the Fund’s investment policies and quality standards, each Fund may invest in securities of foreign issuers that are either U.S. dollar-denominated or denominated in foreign currencies.  Such securities may be traded domestically on a national securities exchange, including those traded domestically as sponsored American Depositary Receipts (“ADRs”).  ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign issuer.  ADRs, in registered form, are designed for use in the U.S. securities markets.

Investments in foreign securities, including ADRs, involve risks that are different in some respects from an investment in a mutual fund that invests only in securities of U.S. domestic issuers.  The performance of foreign markets does not necessarily track U.S. markets.  Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.  There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.  There may be less governmental supervision of securities markets, brokers and issuers of securities than in the U.S.  Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the U.S.  Settlement practices may include delays and may differ from those customary in U.S. markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest

8

payments, currency blockage (which would prevent cash from being brought back to the U.S.), and difficulty in enforcing legal rights outside the U.S.

Warrants and Rights.  Warrants are options to purchase equity securities at a specified price and are valid for a specific time period.  Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.  The Funds may purchase warrants and rights, provided that each Fund does not presently intend to invest more than 5% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities. Of such 5%, no more than 2% of a Fund’s assets at the time of purchase may be invested in warrants which are not listed on either the New York Stock Exchange or the American Stock Exchange.  Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant or right can be prudently exercised (in which event the warrant or right may expire without being exercised, resulting in a loss of a Fund’s entire investment therein).

Borrowing and Pledging.  Each Fund may borrow from banks for the clearance of securities transactions but only as a temporary measure for emergency or extraordinary purposes in an amount not exceeding 5% of total assets in the case of the Ave Maria Catholic Values Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund and the Ave Maria World Equity Fund, and in an amount not exceeding 25% of total assets in the case of the Ave Maria Growth Fund and the Ave Maria Bond Fund.  Each Fund may pledge assets in connection with borrowings but will not pledge more than the amount of its borrowings.  The Funds’ policies on borrowing and pledging are fundamental policies that may not be changed without the affirmative vote of a majority of its outstanding shares.  Borrowing may cause greater fluctuation in a Fund’s net asset value until the borrowing is repaid.  Money borrowed by the Funds will be subject to interest and other costs.

Investment Company Shares.  Investment company shares are securities of other open-end or closed-end investment companies.  Each Fund may invest in shares of other investment companies.  Investments by the Funds in shares of other investment companies will result in duplication of advisory, administrative and distribution fees.  Each Fund will not invest more than 5% of its total assets in shares of any single investment company and will not purchase more than 3% of the outstanding voting shares of any investment company.  An investment in shares of an investment company is not insured or guaranteed by any government agency.

Exchange Traded Funds (“ETFs”). ETFs are a type of investment company, shares of which are bought and sold on a securities exchange.  An ETF represents a portfolio of securities designed to track a particular market index.  A Fund could purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting the purchase of individual securities.  The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile, and ETFs have management fees which increase their costs.

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Mortgage-Backed Securities.  The Ave Maria Bond Fund may invest in Mortgage-Backed Securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property.  These securities are described below.

Guaranteed Government Agency Mortgage-Backed Securities.  Mortgage-Backed Securities include Guaranteed Government Agency Mortgage-Backed Securities, which represent participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies or instrumentalities. Such securities, with the exception of collateralized mortgage obligations, are ownership interests in the underlying mortgage loans and provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The Guaranteed Government Agency Mortgage-Backed Securities in which the Ave Maria Bond Fund may invest will include those issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”).

On September 6, 2008, Fannie Mae and Freddie Mac were placed into conservatorship by their new regulator, the Federal Housing Finance Agency (“FHFA”).  Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both firms.  As conservator, the FHFA has the authority to repudiate any contract either firm has entered into prior to FHFA’s appointment as conservator (or receiver should either firm go into default) if the FHFA, in its sole discretion, determines that performance of the contract is burdensome and repudiation would promote the orderly administration of Fannie Mae’s or Freddie Mac’s affairs.  While the FHFA has indicated that it does not intend to repudiate the guaranty obligations of either entity, doing so could adversely affect holders of their mortgage-backed securities.  For example, in the event a contract was repudiated, the liability for any direct compensatory damages would accrue to the entity’s conservatorship estate and could only be satisfied to the extent the estate had available assets.  As a result, if interest payments on Fannie Mae or Freddie Mac mortgage-backed securities held by the Fund were reduced because underlying borrowers failed to make payments or such payments were not advanced by a loan servicer, the Fund’s only recourse might be against the conservatorship estate which might not have sufficient assets to offset any shortfalls.  The FHFA, in its capacity as conservator, has the power to transfer or sell any asset or liability of Fannie Mae or Freddie Mac.  The FHFA has indicated it has no current intention to do this; however, should it do so a holder of a Fannie Mae or Freddie Mac mortgage-backed security would have to rely on another party for satisfaction of the guaranty obligations and would be exposed to the credit risk of that party.  Certain rights provided to holders of mortgage-backed securities issued by Fannie Mae or Freddie Mac under their operative documents may not be enforceable against FHFA, or enforcement may be delayed during the course of the conservatorship or any future receivership.  For example, the operative documents may provide that upon the occurrence of an event of default by Fannie Mae or Freddie Mac, holders of a requisite percentage of the mortgage-backed security may replace the entity as trustee.  However, under the Federal Housing Finance Regulatory Reform Act of 2008, holders

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may not enforce this right if the event of default arises solely because a conservator or receiver has been appointed.  The conservatorship has no specified termination date.

Ginnie Mae Certificates.  Ginnie Mae is a wholly-owned corporate instrumentality of the U.S. within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the “Housing Act”), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration Act, or Title V of the Housing Act of 1949, or guaranteed by the Veterans’ Administration under the Servicemen’s Readjustment Act of 1944, as amended, or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. To meet its obligations under such guarantee, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. Fannie Mae was originally established in 1938 as a U.S. Government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder owned and privately managed corporation by legislation enacted in 1968. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. Fannie Mae acquires funds to purchase home mortgage loans from many capital market investors that ordinarily may not invest in mortgage loans directly, thereby expanding the total amount of funds available for housing. The obligations of Fannie Mae are obligations solely of Fannie Mae and are not backed by the full faith and credit of the U.S. Government.

Freddie Mac Certificates.  Freddie Mac is a stockholder-owned private corporation chartered by Congress through the Emergency Home Finance Act of 1970, as amended. Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of Freddie Mac currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.

Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate, whether or not received. Freddie Mac also guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but, generally, does not guarantee the timely payment of scheduled principal. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following: (1) foreclosure sale; (2) payment of claim by any mortgage insurer; or (3) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. Government.

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Miscellaneous.  The yield characteristics of Mortgage-Backed Securities differ from traditional debt securities.  Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time.  As a result, if the Ave Maria Bond Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity.  Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected payments will reduce, yield to maturity.  Certain classes of mortgage pass-through securities, including those whose interest rates fluctuate based on multiples of a stated index, are designed to be highly sensitive to changes in prepayment and interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in the mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates.  Accordingly, amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates.  Mortgage-Backed Securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

No assurance can be given as to the liquidity of the market for certain Mortgage-Backed Securities.  Determination as to the liquidity of such securities will be made in accordance with guidelines adopted by the Board of Trustees.  In accordance with such guidelines, the Adviser will monitor the Ave Maria Bond Fund’s investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information.

Interest rates on variable rate Mortgage-Backed Securities are subject to periodic adjustment based on changes or multiples of changes in an applicable index.  The One-Year Treasury Index and the London Interbank Offered Rate (“LIBOR”) are among the most common interest rate indexes.  The One-Year Treasury Index is the figure derived from the average weekly quoted yield on U.S. Treasury Securities adjusted to a constant maturity of one year.  LIBOR is the interest rate that the most creditworthy international banks dealing in U.S. dollar-denominated deposits and loans charge each other for large dollar-denominated loans.  LIBOR is also usually the base rate for large dollar-denominated loans in the international market.  LIBOR is generally quoted for loans having rate adjustments at one, three, six or twelve month intervals.

Illiquid Investments.  Each Fund may invest in illiquid securities, which include certain restricted securities (privately placed securities), repurchase agreements maturing in more than seven days and other securities that are not readily marketable.  However, no Fund will acquire illiquid securities if, as a result, they would comprise more than 15% of the value of the Fund’s net assets.  The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation.  Securities eligible to be resold pursuant to Rule 144A under

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the Securities Act of 1933 may be considered liquid by the Board of Trustees or its delegate.  Risks associated with illiquid securities include the potential inability of a Fund to promptly sell a portfolio security after its decision to sell.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933.  Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement.  If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.  Restricted securities will be priced at fair value as determined in good faith in accordance with consistently applied procedures adopted by and under the general supervision of the Board of Trustees, with the assistance of the Adviser and/or the Sub-Adviser.  If through the appreciation of restricted securities or the depreciation of unrestricted securities, a Fund may have  more than 15% of the value of its net assets invested in illiquid assets, including restricted securities, the Fund will take such steps as is deemed advisable to reduce its exposure to illiquid securities.

Zero Coupon Securities.  The Ave Maria Bond Fund may invest up to 10% of its net assets in zero coupon U.S. Government and corporate debt securities, which do not pay current interest, but are purchased at a discount from their face values.  The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit qualities.

Inflation-Indexed Securities. Inflation-indexed securities are income-generating instruments whose interest and principal payments are adjusted for inflation.  Treasury inflation-protected securities (TIPs) are inflation-linked securities issued by the U.S. government. Inflation-indexed securities are also issued by corporations, U.S. government agencies, states and foreign countries.  The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the Consumer Price Index (CPI).  A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase.  This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment.  Because of this inflation-adjustment feature, inflation-indexed securities typically have lower yields than conventional fixed-rate bonds.

Inflation-indexed securities normally will decline in price when real interest rates rise. (A real interest rate is calculated by subtracting the inflation rate from a nominal interest rate.  For example, if a 10-year Treasury note is yielding 5% and the rate of inflation is 2%, the real interest rate is 3%).  If inflation is negative, the principal and income of an inflation-indexed security will decline and could result in losses for a Fund.

Short-Term Trading.   The Funds do not intend to use short-term trading as a primary means of achieving their investment objectives.  However, a Fund’s rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Adviser or the Sub-Adviser.  If a Fund

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experiences unexpected net redemptions, it could be forced to sell securities without regard to their investment merits, thereby decreasing the asset base upon which the Fund’s expenses can be spread and possibly reducing the Fund’s return.  High portfolio turnover involves correspondingly greater commission expenses and transaction costs and may result in a Fund recognizing greater amounts of capital gains, which would increase the amount of capital gains that the Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes.  See “Taxes.”

CORPORATE BONDS AND PREFERRED STOCKS

The Ave Maria Bond Fund invests a majority of its assets in debt securities under normal market conditions.  It is not the Adviser’s intention to have the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund or the Ave Maria World Equity Fund invested in debt securities primarily for capital appreciation; each Fund may, however, from time to time, have all or a portion of its assets invested in debt securities for defensive purposes or to preserve capital on a temporary basis pending a more permanent disposition of assets subject to the Adviser’s analysis of economic and market conditions.  There is no formula as to the percentage of assets that may be invested in any one type of security, except as set forth herein.  When a Fund has a portion of its assets in U.S. Government obligations or corporate debt securities, the maturities of these securities (which may range from one day to thirty years) will be based in large measure both on the Adviser’s perception as to general risk levels in the debt market versus the equity market, and on the Adviser’s perception of the future trend and term structure of interest rates.

Although the Funds (except for the Ave Maria Bond Fund) invest primarily in common stocks, each Fund may, in seeking its objective of long-term capital appreciation, invest in preferred stocks and corporate debt securities, including securities convertible into common stocks, without regard to quality ratings assigned by rating organizations such as Moody’s and Standard & Poor’s.  Each Fund does not hold, nor intends to invest, more than 5% of its net assets in preferred stocks and corporate debt securities rated less than “investment grade” by either of these two rating organizations.  Lower-rated securities (commonly called “junk” securities) are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness. Securities rated in any category below Baa by Moody’s or BBB by Standard & Poor’s are generally considered to be “junk” securities.  A Fund will promptly sell “junk” securities as necessary in order to limit its aggregate investments in such securities to 5% of net assets, which may cause the Fund to suffer a loss.

See Appendix A to this Statement of Additional Information for a description of the quality ratings assigned by Moody’s and Standard & Poor’s.

Preferred Stocks.  Preferred stocks, unlike common stocks, offer a stated dividend rate payable from a corporation’s earnings.  Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate.  If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.  Preferred stocks may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.  Dividends on some preferred stocks may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid before

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dividends are paid on the issuer’s common stock.  Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.  The rights of preferred stocks on the distribution of a corporation’s assets in the event of liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Convertible Securities.  A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock.  By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stock.  The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock).  The credit standing of the issuer and other factors may also affect the investment value of a convertible security.  The conversion value of a convertible security is determined by the market price of the underlying common stock.  If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value.  To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.  A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security.  If a convertible security held by a Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

General Risk Factors of Fixed-Income Securities.  Investments in fixed-income securities are subject to inherent market risks and fluctuations in value due to changes in earnings, economic conditions, quality ratings and other factors beyond the control of the Adviser.  Prices of lower-rated securities have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments.  Adverse economic changes or individual corporate developments could materially impact the ability of an issuer to pay principal and interest when due.  Fixed-income securities are also subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all such securities changing in price in the same way, that is, all such securities experiencing appreciation when interest rates decline and depreciation when interest rates rise.  Although it is generally true that fixed-income securities change in response to changes in the level of interest rates, these price changes are not necessarily of the same magnitude.

Risk Factors of Lower-Rated Securities.  Lower-rated debt securities (commonly called “junk” securities) may be subject to certain risk factors to which other securities are not subject to the same degree.  Prices of lower-rated securities have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments.  An economic downturn tends to disrupt the

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market for lower-rated securities and adversely affect their values.  Such an economic downturn may be expected to result in increased price volatility of lower-rated securities and of the value of a Fund’s shares, and an increase in issuers’ defaults on such securities.

Also, many issuers of lower-rated securities are substantially leveraged, which may impair their ability to meet their obligations.  In some cases, the securities in which the Funds invest are subordinated to the prior payment of senior indebtedness, thus making it highly unlikely that the Funds will be able to receive payments when senior securities are in default.

The credit rating of a security does not necessarily address its market risk (that is, the risk that the value of a security will be adversely affected due to movement of the overall stock market or changes in the level of interest rates).  Also, ratings may, from time to time, be changed to reflect developments in the issuer’s financial condition.  Lower-rated securities held by the Funds have speculative characteristics which are apt to increase in number and significance with each lower rating category.

When the secondary market for lower-rated securities becomes increasingly illiquid, or in the absence of readily available market quotations for lower-rated securities, portfolio securities may be valued at their fair value as determined in good faith in accordance with consistently applied procedures adopted by and under the general supervision of the Board of Trustees.  Also, increased illiquidity of the market for lower-rated securities may affect a Fund’s ability to dispose of portfolio securities at a desirable price.

Certain laws or regulations may have a material effect on the Fund’s investments in lower rated securities.  As examples, certain legislation requires federally insured savings and loan associations to divest themselves of their investments in lower rated securities and other legislative proposals have been introduced in order to limit the use of, or tax and eliminate other advantages of, lower rated securities.

INVESTMENT LIMITATIONS

The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds.  These limitations may not be changed with respect to a Fund without the affirmative vote of a majority of the outstanding shares of that Fund.  For purposes of the discussion of these fundamental investment limitations, the term “majority” of the outstanding shares of the applicable Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund.

Ave Maria Catholic Values Fund, Ave Maria Rising Dividend Fund, Ave Maria Opportunity Fund and Ave Maria World Equity Fund

Under these fundamental limitations, the Ave Maria Catholic Values Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund and the Ave Maria World Equity Fund may not:

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1.           Borrow amounts in excess of 5% of the Fund’s total assets, except as a temporary measure for extraordinary or emergency purposes.

2.           Underwrite securities issued by other persons, except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

3.           Invest 25% or more of the Fund’s total assets in any one industry.

4.           Purchase or sell real estate, mineral leases, futures contracts or commodities in the ordinary course of business.

5.           Make loans; however, the Fund may enter into repurchase agreements and may purchase corporate and debt obligations for investment purposes.

6.           Purchase the securities of an issuer (other than the U.S. Government, its agencies or instrumentalities) if such purchase, at the time thereof, would cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer.

7.           Purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund.

8.           Invest for the purpose of exercising control of management.

9.           Issue senior securities as defined in the 1940 Act, or mortgage, pledge, hypothecate or in any way transfer as security for indebtedness any securities owned or held by the Fund except as may be necessary in connection with permissible borrowings, and then not exceeding 5% of the Fund’s total assets, taken at the lesser of cost or market value.

10.         Purchase any securities on margin; however, the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

11.         Sell any securities short unless, by virtue of the Fund’s ownership of other securities, the Fund has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional, the sale is made upon the same conditions.

12.         Purchase or sell any put or call options or any combination thereof, provided that this shall not prevent the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities.

13.         Invest more than 10% of its total assets in securities of unseasoned issuers or in securities which are subject to legal or contractual restrictions on resale.

The Trust does not presently intend to pledge, mortgage or hypothecate the assets of the Funds as described above in investment limitation 9.  The Funds have never made, nor do they presently intend to make, short sales of securities “against the box” as described above in

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investment limitation 11.  The statements of intention in this paragraph reflect nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

Ave Maria Growth Fund and Ave Maria Bond Fund

The fundamental investment limitations with respect to the Ave Maria Growth Fund and the Ave Maria Bond Fund are:

1.           Each of the Funds will diversify its assets in different companies and will not purchase securities of any issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting securities of such issuer or more than 5% of the Fund’s assets would be invested in securities of such issuer (except that up to 25% of the value of the Fund’s total assets may be invested without regard to this limitation). This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

2.           Neither Fund will purchase securities on margin, participate in a joint trading account or sell securities short (except for such short term credits as are necessary for the clearance of transactions); provided, however, that the Ave Maria Bond Fund may: (1) enter into interest rate swap transactions; (2) purchase or sell futures contracts; (3) make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts; (4) write or invest in put or call options; and (5) enter into foreign currency exchange contracts.

3.           Neither Fund will borrow money or issue senior securities, except the Funds may borrow for temporary or emergency purposes, and then only from banks, in an amount not exceeding 25% of the value of the Fund’s total assets. The Funds will not borrow money for the purpose of investing in securities, and the Funds will not purchase any portfolio securities while any borrowed amounts remain outstanding. Notwithstanding the foregoing, the Ave Maria Bond Fund may enter into options, futures, options on futures, foreign currency exchange contracts and interest rate swap transactions.

4.           Neither Fund will pledge or hypothecate its assets, except to secure borrowings for temporary or emergency purposes.

5.           Neither Fund will act as an underwriter or distributor of securities other than shares of the applicable Fund (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities).

6.           Neither Fund will make loans, except through: (1) the acquisition of debt securities from the issuer or others which are publicly distributed or are of a type normally acquired by institutional investors; or (2) repurchase agreements and except that the Funds may make loans of portfolio securities to unaffiliated persons who are deemed to be creditworthy if any such loans are secured continuously by collateral at least equal to the market value of the securities loaned in the form of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and provided that no such loan will be made if

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upon the making of that loan more than 30% of the value of the lending Fund’s total assets would be the subject of such loans.

7.           Neither Fund will concentrate 25% or more of its total assets, determined at the time an investment is made, in securities issued by companies primarily engaged in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

8.           Neither Fund will purchase or sell real estate or real estate mortgage loans and will not make any investments in real estate limited partnerships, but the Funds may purchase and sell securities that are backed by real estate or issued by companies that invest in or deal in real estate. The Ave Maria Bond Fund may purchase mortgage-backed securities and similar securities in accordance with its investment objectives and policies.

9.           Neither Fund will purchase or sell any interest in any oil, gas or other mineral exploration or development program, including any oil, gas or mineral leases.

10.         Neither Fund will purchase or sell commodities or commodities contracts, except that the Ave Maria Bond Fund may enter into futures contracts and options on futures contracts.

The Ave Maria Growth Fund and the Ave Maria Bond Fund have adopted certain other investment restrictions which are not fundamental policies and which may be changed without shareholder approval. These additional restrictions are as follows:

1.           Neither Fund’s investments in illiquid securities will exceed 15% of the value of its net assets.

2.           Neither Fund will make investments for the purpose of exercising control or management of any company.

3.           Neither Fund will mortgage, pledge or hypothecate more than one-third of its total assets.

The Ave Maria Bond Fund has never engaged in, nor does it presently intend to engage in, any of the following transactions referred to above in fundamental investment limitation 2 — entering into interest rate swap transactions; purchasing or selling futures contracts; making initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts; writing or investing in put or call options; or entering into foreign currency exchange contracts.

With respect to the percentages adopted by the Trust as maximum limitations on the Funds’ investment policies and restrictions, an excess above the fixed percentage, except for the percentage limitations relative to the borrowing of money and investing in illiquid securities, will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

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TRUSTEES, OFFICERS AND THE CATHOLIC ADVISORY BOARD

Overall responsibility for management of the Trust rests with the Board of Trustees.  The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.  The Trustees serve for an indefinite term and the officers are elected annually.  The following is a list of the Trustees and executive officers of the Trust. The address of each Trustee and executive officer is 3707 W. Maple Road, Suite 100, Bloomfield Hills, Michigan, 48301, except the address of Timothy S. Schwartz is 5060 Annunciation Boulevard, Suite 101, Ave Maria, Florida, 34142.

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies	Number of Portfolios in Fund Complex Overseen by Trustee*
Interested Trustee:
George P. Schwartz, CFA** Year of Birth: 1944	Since August 1992	Trustee/Chairman and President	President and Chief Investment Officer of Schwartz Investment Counsel, Inc.	7
Independent Trustees:
Donald D. Dawson, Jr. Year of Birth: 1947	Since January 1993	Trustee	Chairman of Payroll 1, Inc. (payroll processing company)	7
John E. Barnds Year of Birth: 1932	Since January 2005	Trustee	Retired First Vice President of National Bank of Detroit (renamed JP Morgan Chase & Company)	7
Joseph M. Grace Year of Birth: 1936	Since August 2007	Trustee	Retired Senior Vice President of National Bank of Detroit (renamed JP Morgan Chase & Company)	7
Louis C. Bosco, Jr. Year of Birth: 1936	Since December 2008	Trustee	Partner of Bosco Development Company (real estate firm)	7
Executive Officers:
Richard L. Platte, Jr., CFA** Year of Birth: 1951	Since January 1993	Vice President and Secretary	Executive Vice President and Secretary of Schwartz Investment Counsel, Inc.
Timothy S. Schwartz, CFA** Year of Birth: 1971	Since April 2000	Treasurer	Vice President and Treasurer of Schwartz Investment Counsel, Inc.; Chief Compliance Officer of the Trust from June 2009 until December 2009
Cathy M. Stoner , CPA, IAACP** Year of Birth: 1970	Since January 2010	Chief Compliance Officer	Chief Compliance Officer and Operations Manager of Schwartz Investment Counsel, Inc.; prior to July 2009, Audit Manager with Deloitte & Touche LLP (independent registered public accounting firm)

*	The Fund Complex consists of the Funds and the Schwartz Value Fund.

**
George P. Schwartz, Richard L. Platte, Jr., Timothy S. Schwartz and Cathy M. Stoner, as affiliated persons of Schwartz Investment Counsel, Inc.,  the Funds’ investment adviser, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.  Timothy S. Schwartz is the son of George P. Schwartz.

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Trustees’ Ownership of Fund Shares.  The following table shows each Trustee’s dollar range of beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all Funds within the Trust overseen by the Trustee.  Information is provided as of December 31, 2011.

Name of Trustee	Ave Maria Catholic Values Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund	Ave Maria Opportunity Fund	Ave Maria Bond Fund	Ave Maria World Equity Fund	Aggregate Dollar Range of Shares of All Funds Overseen by Trustee
George P. Schwartz, CFA	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Donald J. Dawson, Jr.	None	None	None	None	None	None	$50,001-$100,000
John E. Barnds	None	$10,001–$50,000	$10,001–$50,000	None	None	None	$10,001–$50,000
Joseph M. Grace	None	$1–$10,000	$1–$10,000	$1–$10,000	$1–$10,000	$1–$10,000	$10,001–$50,000
Louis C. Bosco, Jr.	$1–$10,000	$1–$10,000	$1–$10,000	$1–$10,000	None	$1–$10,000	$10,001–$50,000

The Catholic Advisory Board.  The Catholic Advisory Board (“CAB”) attempts to ensure that each Fund’s investments are consistent with core values and teachings of the Roman Catholic Church.  Each member of the CAB is actively involved in various Catholic organizations and activities. The members are in contact with many Catholic institutions and clergy and are familiar with teachings and core values of the Roman Catholic Church.  The CAB is not affiliated with the Roman Catholic Church. The CAB reviews the companies selected by the Adviser and/or the Sub-Adviser for investment by the Funds to ensure that the companies operate in a way that is consistent with teachings and core values of the Roman Catholic Church.  The CAB evaluates companies using publicly available information, information from the Adviser, and information from shareholders and other sources in making its recommendations.

The Funds only invest in equity securities and corporate debt securities if they meet the Funds’ religious and investment objectives and, therefore, the Funds’ returns may be lower than if the Adviser made decisions based solely on investment considerations.  However, the Adviser does not expect this policy to have a material effect on the Funds’ performance, either positively or negatively.

His Eminence Adam Cardinal Maida is the ecclesiastical advisor to the CAB, but receives no compensation from the Funds, nor is he affiliated with the Funds in any way.

The following is a list of the members of the Catholic Advisory Board.  The address of each member is 3707 W. Maple Road, Suite 100, Bloomfield Hills, Michigan, 48301. The Funds will indemnify and hold harmless the members of the CAB for losses suffered by any person in connection with the Funds, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any member in the performance of his or her duties.

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Name and Year of Birth	Length of Time Served	Principal Occupation(s) During Past 5 Years

Paul R. Roney, Chairman Year of Birth: 1957	Since April 2001	Executive Director of the Ave Maria Foundation (a non-profit foundation supporting Roman Catholic organizations); President of Domino’s Farms Corp.; Chairman of the Board of Shamrock Bank of Florida

Lou Holtz Year of Birth: 1937	Since April 2007	Former football coach at University of Notre Dame among others, ESPN college football analyst, author and motivational speaker

Larry Kudlow Year of Birth: 1947	Since July 2005
Economist, author, nationally syndicated columnist, contributing editor of National Review magazine and host of CNBC’s “The Kudlow Report”; Chief Executive Officer of Kudlow & Co., LLC (an economic and investment research firm)

Thomas S. Monaghan Year of Birth: 1937	Since April 2001	Chairman of the Ave Maria Foundation (a non-profit foundation supporting Roman Catholic organizations); Chancellor of Ave Maria University; Director of Shamrock Bank of Florida

Michael J. Novak Year of Birth: 1933	Since April 2001
Theologian, author, columnist and former U.S. Ambassador; George Frederick Jewett Chair (Emeritus) in Religion, Philosophy and Public Policy at the American Enterprise Institute for Public Policy Research

Phyllis Schlafly Year of Birth: 1924	Since April 2001	Author, columnist and radio commentator; President of Eagle Forum (an organization promoting conservative, pro-life and pro-family values)

Father John Riccardo, STL Year of Birth: 1965	Since August 2011	Priest of the Archdiocese of Detroit and Pastor of Our Lady of Good Counsel Catholic Church, host of radio show “Christ is the Answer.”

Compensation of Trustees and Catholic Advisory Board Members.  No director, officer or employee of the Adviser, the Sub-Adviser, or the Distributor will receive any compensation from the Trust for serving as a Trustee of the Trust.  Each Trustee who is not affiliated with the Adviser, the Sub-Adviser, or the Distributor receives from the Trust an annual retainer of $13,000, payable quarterly (except that such retainer is $18,000 for the Chairman of the Committee of Independent Trustees), plus a fee of $4,000 for attendance at each meeting of the Board of Trustees and $1,500 for attendance at each meeting of a committee established by the Board, plus reimbursement of travel and other expenses incurred in attending meetings.  The Chairman of the CAB receives an annual retainer of $12,000, payable quarterly, and a fee of $2,500 for each Advisory Board meeting attended.   All other CAB members receive an annual retainer of $2,000, payable quarterly, and a fee of $2,000 for each Advisory Board meeting attended, plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid during 2011 to Trustees and members of the CAB:

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Name	Aggregate Compensation From the Funds	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation From the Funds and Fund Complex*
Trustees:
George P. Schwartz**	None	None	None	None
Donald J. Dawson, Jr.	$ 33,000	None	None	$ 38,500
John E. Barnds	$ 28,715	None	None	$ 33,500
Joseph M. Grace	$ 28,715	None	None	$ 33,500
Louis C. Bosco, Jr.	$ 28,715	None	None	$ 33,500
Catholic Advisory Board Members:
Paul R. Roney	$ 20,000	None	None	$ 20,000
Lou Holtz	$ 6,000	None	None	$ 6,000
Larry Kudlow	$ 4,000	None	None	$ 4,000
Thomas S. Monaghan	$ 6,000	None	None	$ 6,000
Michael J. Novak	$ 6,000	None	None	$ 6,000
Phyllis Schlafly	$ 6,000	None	None	$ 6,000
Father John Riccardo	$ 500	None	None	$ 500

*	The Fund Complex consists of the Funds and the Schwartz Value Fund.
**	“Interested person” of the Trust as defined by the Investment Company Act of 1940.

Leadership Structure and Qualifications of Trustees

Board of Trustees.   The Board is responsible for oversight of the Funds.  The Trust has engaged the Adviser to oversee the management of the Funds on a day-to-day basis.  The Board is responsible for overseeing the Adviser and the Funds’ other service providers in the operations of the Funds in accordance with the 1940 Act, other applicable federal and state laws, and the Trust’s Agreement and Declaration of Trust.  The Board meets in person at regularly scheduled meetings four times throughout the year.  In addition, the Trustees may meet in person or by telephone at special meetings or on an informal basis at other times.  The Independent Trustees also regularly meet without the presence of any representatives of management.  The Board has established a Committee of Independent Trustees and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.  The Independent Trustees have also engaged independent legal counsel, and may from time to time engage consultants and other advisors to assist them in performing their oversight responsibilities.

The Board of Trustees is led by its Chairman, Mr. George P. Schwartz, CFA.  Mr. Schwartz is an “interested person” of the Trust because he is an officer and the controlling shareholder of the Adviser.  Mr. Schwartz, with the assistance of the Trust’s other officers, oversees the daily operations of the Funds, including monitoring the activities of all of the Funds’ service providers.  As Chairman, Mr. Schwartz has primary responsibility for setting the agenda and presiding at each Board meeting.

Mr. Donald J. Dawson, Jr. serves as the Chairman of the Committee of Independent Trustees and as the Lead Independent Trustee.  Mr. Dawson presides at all meetings of the Committee of Independent Trustees, including executive sessions of the Independent Trustees, and has the authority to preside at meetings of the Board at which the Chairman of the Board is not present.  In his role as Lead Independent Trustee, Mr. Dawson facilitates communication and coordination between the Independent Trustees and management.  He also reviews meeting agendas for the Board and the Committee of Independent Trustees and the information provided by management to the Independent Trustees.

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Board Committee.  The Board has established a Committee of Independent Trustees (the “Committee”), the members of which are Donald J. Dawson, Jr., John E. Barnds, Louis C. Bosco, Jr., and Joseph M. Grace.  Each member of the Committee is a “non-interested” Trustee (as such term is defined in the 1940 Act).  The Committee oversees (i) the Funds’ accounting and financial reporting policies and practices, its internal controls and, as appropriate in its judgment, the internal controls of certain service providers; (ii) the quality and objectivity of the financial statements of each of the Funds and the independent audits thereof; and (iii) the independence and effective functioning of the Board.  In addition, the Committee acts as liaison between the Funds’ independent registered public accounting firm and the full Board, pre-approves the scope of the audit and non-audit services the Funds’ independent registered public accounting firm provides to the Funds and reviews in the first instance and makes recommendations to the Board regarding any investment advisory agreement relating to the Funds, as well as any Rule 12b-1 plan of the Funds and any related agreements.  During the most recent fiscal year ended December 31, 2011 , the Committee of Independent Trustees met three times.

Qualifications of the Trustees.   The Committee of Independent Trustees reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board.  In evaluating a candidate for nomination or election as a Trustee, the Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Committee believes contributes to good governance for the Trust.  The Board has concluded that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with the other Trustees, that each Trustee is qualified and should continue to serve as such.  In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling.

Mr. George P. Schwartz has served as the Chief Executive Officer and Chief Investment Officer of the Adviser since his founding of the Adviser in 1980.  He has 45 years of experience in the investment management profession, including 7 years as an investment research analyst and partner with two New York Stock Exchange member firms and 6 years as Senior Investment Officer and Chairman of the Investment Committee of a national bank.  Mr. Schwartz holds a B.S. degree in Finance from the University of Detroit.  He is a Chartered Financial Analyst and a Chartered Investment Counselor.  Mr. Schwartz has served as President and a Trustee of the Trust since August 1992.  The Board concluded that Mr. Schwartz is suitable to serve as a Trustee because of his professional experience and his academic background.

Mr. Donald J. Dawson, Jr. served as the President and Chief Executive Officer of a closely-held company from 1986 until 1998 and has served as Chairman of that company since 1999.  He has also been a Board member of a non-profit organization since 2000, serving as Chairman since 2009.  Mr. Dawson holds a B.A. degree in Economics from Georgetown University and a J.D. degree from the University of Michigan Law School.  He has previously been licensed with the Financial Industry Regulatory Authority (FINRA) as a general securities representative.  Mr. Dawson has served as a Trustee of the Trust since January 1993.  The Board concluded that Mr. Dawson is suitable to serve as a Trustee because of his business experience, his academic background and his service and experience on other boards.

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Mr. John E. Barnds was previously the Director and First Vice President of the Business & Banking Analysis Department of a national bank.  He serves as an officer with investment responsibilities for several non-profit organizations.  Mr. Barnds holds a B.S. degree in Geological Engineering from Princeton University and an M.B.A. from the Graduate School of Business, University of Michigan.  He has been active in the National Association of Business Economists and the Detroit Area Economic Forum.  Mr. Barnds has served as a Trustee of the Trust since January 2005.  The Board concluded that Mr. Barnds is suitable to serve as a Trustee because of his business and investment experience, his academic background and his service and experience with non-profit organizations.

Mr. Louis C. Bosco, Jr. operates a closely-held real estate development company and has been engaged in that business for over 35 years.  He has also served on the Finance Committee of two non-profit organizations and has engaged in the private practice of law.  Mr. Bosco holds a Ph.B. degree in Finance from the University of Notre Dame and a J.D. degree from the University of Detroit Law School.  Mr. Bosco has served as a Trustee of the Trust since December 2008.  The Board concluded that Mr. Bosco is suitable to serve as a Trustee because of his business experience, his academic background and his service and experience on other boards.

Mr. Joseph M. Grace was previously employed as Executive Vice President and Chief Financial Officer of a Michigan chartered state bank and later as Senior Vice President and head of the Investment Division of a national bank.  He sits on the Investment Committee of several non-profit organizations.  Mr. Grace holds a B.S. degree in Accounting from the University of Notre Dame.  He is licensed as a Certified Public Accountant by the State of Michigan.  Mr. Grace has served as a Trustee of the Trust since August 2007.  The Board concluded that Mr. Grace is suitable to serve as a Trustee because of his business and investment experience, his academic and professional background and his service and experience on other boards.

Risk Oversight.   The Funds are subject to a number of risks, including investment, compliance and operational risks.  Day-to-day risk management with respect to the Funds resides with the Adviser or other service providers (depending on the nature of the risk), subject to overall supervision by the Adviser.  The Board has charged the Adviser with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse affects on the Funds; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur, or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

The Board has appointed a Chief Compliance Officer (“CCO”) who reports directly to the Board and who provides presentations to the Board at its quarterly meetings, in addition to an annual report to the Board in accordance with the Funds’ compliance policies and procedures.  The CCO regularly discusses the relevant risk issues affecting the Trust during private meetings with the non-interested Trustees.  The CCO also provides to the Board updates on the application of the Funds’ compliance policies and procedures and on how these procedures are designed to mitigate risk.  Finally, the CCO reports to the Board immediately in between Board meetings in case of any problems associated with the Funds’ compliance policies and procedures that could expose (or that might have the potential to expose) the Funds to risk.

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Although the risk management policies of the Adviser and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective.  Not all risks that may affect the Trust can be identified, or processes and controls to eliminate or mitigate their occurrence or effects be developed, and some risks are simply beyond any control of the Trust or the Adviser, its affiliates or other service providers.

THE INVESTMENT ADVISER

Schwartz Investment Counsel, Inc. (the “Adviser”), 3707 W. Maple Road, Suite 100, Bloomfield Hills, Michigan 48301, is the Funds’ investment manager.  George P. Schwartz, as the controlling shareholder of the Adviser, may directly or indirectly receive benefits from the advisory fees paid to the Adviser.  Under the terms of the Advisory Agreements between the Trust and the Adviser, the Adviser manages each Fund’s investment process.  The Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Opportunity Fund and the Ave Maria World Equity Fund each pay the Adviser a fee, computed and accrued daily and paid quarterly, at an annual rate of 0.95% of such Fund’s average daily net assets.  The Ave Maria Rising Dividend Fund pays the Adviser a fee, computed and accrued daily and paid quarterly, at an annual rate of 0.75% of its average daily net assets.  The Ave Maria Bond Fund pays the Adviser a fee, computed and accrued daily and paid quarterly, at an annual rate of 0.30% of its average daily net assets.

During the fiscal years ended December 31, 2011, 2010 and 2009, the Ave Maria Catholic Values Fund accrued advisory fees of $1,836,401, $1,662,145 and $1,423,043, respectively; however, in order to meet its commitments under the Expense Limitation Agreement described below, the Adviser reduced its advisory fees during the fiscal years ended December 31, 2010 and 2009 by $11,880 and $90,895, respectively.  During the fiscal years ended December 31, 2011, 2010 and 2009, the Ave Maria Growth Fund accrued advisory fees of $1,532,518, $1,204,784 and $949,609, respectively; however, in order to meet its commitments under the Expense Limitation Agreement described below, the Adviser reduced its advisory fees during the fiscal years ended December 31, 2010 and 2009 by $28,978 and $101,151, respectively.  During the fiscal years ended December 31, 2011, 2010 and 2009, the Ave Maria Rising Dividend Fund paid advisory fees of $1,318,651, $854,548 and $619,022, respectively.  During the fiscal years ended December 31, 2011, 2010 and 2009, the Ave Maria Opportunity Fund accrued advisory fees of $291,374, $192,864 and $124,388, respectively; however, in order to meet its commitments under the Expense Limitation Agreement described below, the Adviser reduced its advisory fees during the fiscal years ended December 31, 2011 and 2010 by $71,816 and $108,644 and, with respect to the fiscal year ended December 31, 2009 did not collect any of its advisory fees and reimbursed the Fund for $8,218.  During the fiscal periods ended December 31, 2011 and 2010, the Ave Maria World Equity Fund accrued advisory fees of $167,034 and $46,749, respectively; however, in order to meet its commitments under the Expense Limitation Agreement described below, the Adviser reduced its advisory fees during such period by $48,996 and $46,665, respectively.  During the fiscal years ended December 31, 2011, 2010 and 2009, the Ave Maria Bond Fund accrued advisory fees of $252,453, $195,192 and $147,258, respectively; however, in order to meet its commitments under the Expense Limitation Agreement described below, the Adviser reduced its advisory fees during such years by $25,836, $101,299 and $134,568, respectively.

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Each Fund is responsible for the payment of all expenses incurred in connection with the registration of shares and operations of the Fund, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent, administrator and accounting and pricing agent of the Funds, fees and expenses of members of the Board of Trustees who are not affiliated with the Adviser and members of the Catholic Advisory Board, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders’ meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, such as litigation to which the Funds may be a party.  The Funds may have an obligation to indemnify the Trust’s officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties.  The compensation and expenses of any officer or Trustee of the Trust who is an officer, director, employee or stockholder of the Adviser are paid by the Adviser, except that the Funds reimburse the Adviser for compensation and expenses of the Trust’s CCO, who is an employee of the Adviser.   General Trust expenses are allocated among the Funds based upon the relative net assets of a Fund (on the date the expenses are paid), or the nature of services performed and the relative applicability to each Fund.  During the fiscal year ended December 31, 2011, the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund, the Ave Maria World Equity Fund and the Ave Maria Bond Fund reimbursed the Adviser $8,153, $6,909, $7,717, $1,582, $1,031 and $3,849, respectively, for compliance service fees and expenses.  In addition, the Funds reimburse all officers and Trustees, including those who may be officers, directors, employees or stockholders of the Adviser, for actual reasonable out-of-pocket costs related to attending meetings of the Board of Trustees.

Pursuant to an Expense Limitation Agreement, the Adviser has contractually agreed to reduce advisory fees and reimburse Fund expenses to the extent necessary so that ordinary operating expenses (excluding interest, taxes, brokerage costs, acquired fund fees and expenses, litigation and other extraordinary expenses) do not exceed an amount equal to 1.50% annually of the average daily net assets of the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund and the Ave Maria World Equity Fund, 1.25% annually of the average daily net assets of the Ave Maria Rising Dividend Fund and the Ave Maria Opportunity Fund, and 0.70% annually of the average daily net assets of the Ave Maria Bond Fund.   The Expense Limitation Agreements for the Funds are in effect until May 1, 2013.

Any fee reductions and/or expense reimbursements by the Adviser are subject to repayment by a Fund for a period of three years from the time such fee reductions or expense reimbursements occurred, provided a Fund is able to effect such repayment and remain in compliance with the undertaking by the Adviser to limit expenses of such Fund.   During the fiscal year ended December 31, 2011, the Adviser received $80,509 from the Ave Maria Catholic Values Fund and $122,050 from the Ave Maria Growth Fund in repayment of fee reductions in prior fiscal years.  As of December 31, 2011, the amount of fee reductions and expense reimbursements available for reimbursement to the Adviser are as follows:

Ave Maria Catholic Values Fund	$ 79,351
Ave Maria Growth Fund	$ 112,106
Ave Maria Opportunity Fund	$ 313,066
Ave Maria World Equity Fund	$ 95,661
Ave Maria Bond Fund	$ 262,861

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As of December 31, 2011 , the Adviser may recapture a portion of the above amounts no later than the dates reflected in the table below:

	Dec. 31, 2012	Dec. 31, 2013	Dec. 31, 2014
Ave Maria Catholic Values Fund	$67,471	$11,880	$	----
Ave Maria Growth Fund	$83,128	$28,978	$	----
Ave Maria Opportunity Fund	$132,606	$108,644		$71,816
Ave Maria World Equity Fund	----	46,665		$48,996
Ave Maria Bond Fund	$135,726	$101,299		$25,836

By its terms, the Advisory Agreement of each Fund will remain in force from year to year, provided such continuance is approved at least annually by:  (1) the Board of Trustees; or (2) a vote of a majority of a Fund’s outstanding shares; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval.  The Advisory Agreements may be terminated at any time, on sixty days’ written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of a Fund’s outstanding shares, or by the Adviser.  The Advisory Agreements automatically terminate in the event of their assignment, as defined by the 1940 Act and the rules thereunder.

THE SUB-ADVISER

The Adviser, with the approval of the Board of Trustees, has retained JLB & Associates, Inc. (the “Sub-Adviser”) to serve as the discretionary portfolio manager of the Ave Maria Growth Fund. The Sub-Adviser is a Michigan corporation with its principal address at 44670 Ann Arbor Road, Suite 190, Plymouth, Michigan 48170. James L. Bashaw is the controlling shareholder of the Sub-Adviser.

Under the terms of a Sub-Advisory Agreement, the Sub-Adviser is responsible for selecting the portfolio securities for investment by the Ave Maria Growth Fund, subject to the general supervision of the Board of Trustees and the Adviser.  The Adviser (not the Fund) pays the Sub-Adviser a fee at an annual rate of 0.30% of the value of the Ave Maria Growth Fund’s average daily net assets.  The Sub-Adviser’s fees are reduced on a pro rata basis to the extent that the Adviser reduces its advisory fees or reimburses expenses of the Ave Maria Growth Fund.  For the fiscal years ended December 31, 2011, 2010 and 2009, the Adviser paid sub-advisory fees to the Sub-Adviser of $496,370, $353,936 and $254,537, respectively.

By its terms, the Sub-Advisory Agreement will remain in force from year-to-year, provided such continuance is approved at least annually by: (1) the Board of Trustees; or (2) a vote of the majority of the Ave Maria Growth Fund’s outstanding shares; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting on such approval.  The Sub-Advisory Agreement may be terminated at any time, on sixty days’ written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund’s outstanding shares, or by the Adviser or the Sub-Adviser.  The Sub-Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

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PORTFOLIO MANAGERS

The portfolio managers for the Ave Maria Catholic Values Fund are George P. Schwartz, CFA and Gregory R. Heilman, CFA.  The portfolio manager for the Ave Maria Growth Fund is James L. Bashaw, CFA, who is President of the Sub-Adviser.  The portfolio managers for the Ave Maria Rising Dividend Fund are George P. Schwartz, CFA and Richard L. Platte, Jr., CFA.  The portfolio manager for the Ave Maria Opportunity Fund is Timothy S. Schwartz, CFA.  The portfolio manager for the Ave Maria World Equity Fund is Gregory R. Heilman, CFA.  The portfolio manager for the Ave Maria Bond Fund is Richard L. Platte, Jr., CFA.  The portfolio managers are also responsible for the day-to-day management of other accounts managed by the Adviser or the Sub-Adviser.

Other Accounts Managed

The following table indicates the other accounts managed by the portfolio managers as of December 31, 2011 .  None of these accounts has an advisory fee based on the performance of the account.

Name of Portfolio Manager	Type of Accounts	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets of Accounts with Advisory Fee Based on Performance
George P. Schwartz, CFA	Registered Investment Companies:	1	$36.7 million	0	$ 0
	Other Pooled Investment Vehicles:	0	$ 0	0	$ 0
	Other Accounts:	0	$ 0	0	$ 0
Richard L. Platte, Jr., CFA	Registered Investment Companies:	0	$ 0	0	$ 0
	Other Pooled Investment Vehicles:	0	$ 0	0	$ 0
	Other Accounts:	10	$110.0 million	0	$ 0
Gregory R. Heilman, CFA	Registered Investment Companies:	0	$ 0	0	$ 0
	Other Pooled Investment Vehicles:	0	$ 0	0	$ 0
	Other Accounts:	16	$15.1 million	0	$ 0
James L. Bashaw, CFA	Registered Investment Companies:	0	$ 0	0	$ 0
	Other Pooled Investment Vehicles:	0	$ 0	0	$ 0
	Other Accounts:	2	$17.8 million	0	$ 0
Timothy S. Schwartz, CFA	Registered Investment Companies:	1	$36.7 million	0	$ 0
	Other Pooled Investment Vehicles:	0	$ 0	0	$ 0
	Other Accounts:	0	$ 0	0	$ 0

Potential Conflicts of Interest

The Adviser and the Sub-Adviser do not believe that any material conflicts of interest exist as a result of the portfolio managers advising the Funds and the other accounts listed above.  While a portfolio manager may occasionally recommend purchases or sales of the same portfolio securities for two different Funds, or for a Fund and another account he manages, the Adviser and the Sub-Adviser believe that it is highly unlikely that simultaneous transactions would adversely affect the ability of the Funds to obtain or dispose of the full amount of a security which it seeks to purchase or sell or the price at which such security can be purchased or sold.  In addition, procedures are in place to monitor personal trading by the portfolio managers to ensure that the interests of the Funds and the Adviser/ Sub-Adviser’s other clients come first.

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Compensation

Each of the portfolio managers, except for Mr. Bashaw, receives a fixed annual cash salary plus an annual bonus from the Adviser, as determined by George P. Schwartz, in his sole discretion.  The annual bonus is based upon a variety of factors, which may include the overall performance and profitability of the Adviser and the overall performance of and profit generated by the accounts managed by a portfolio manager.  There is no standard benchmark for comparison, nor fixed length of time over which performance is measured by George P. Schwartz in determining the portfolio managers’ annual bonuses.  Compensation of Messrs. George Schwartz, Timothy Schwartz, Platte and Heilman also includes profits of the Adviser.  The profitability of the Adviser depends primarily upon the value of accounts under management, including the Funds.  No portfolio manager’s compensation is directly based upon the performance of any Fund nor the value of the Funds’ assets.

Mr. Bashaw is compensated by the Sub-Adviser.  Compensation received by Mr. Bashaw from the Sub-Adviser includes a fixed annual cash salary plus profits of the Sub-Adviser.  The profitability of the Sub-Adviser depends primarily upon the value of accounts under management, including the Ave Maria Growth Fund.

Ownership of Fund Shares

The following table indicates the dollar range of shares of the Funds beneficially owned by the portfolio managers as of December 31, 2011 :

Name of Portfolio Manager	Dollar Range of Ave Maria Catholic Values Fund Shares Beneficially Owned	Dollar Range of Ave Maria Growth Fund Shares Beneficially Owned	Dollar Range of Ave Maria Rising Dividend Fund Shares Beneficially Owned	Dollar Range of Ave Maria Opportunity Fund Shares Beneficially Owned	Dollar Range of Ave Maria Bond Fund Shares Beneficially Owned	Dollar Range of Ave Maria World Equity Fund Shares Beneficially Owned
George P. Schwartz, CFA	Over $1,000,000	$500,001–$1,000,000	$100,001–$500,000	$100,001–$500,000	$100,001–$500,000	Over $1,000,000
Richard L. Platte, Jr., CFA	$1–$10,000	$10,001–$50,000	None	None	$50,001–$100,000	None
Gregory R. Heilman, CFA	$10,001 –$50,000	None	$10,001–$50,000	None	None	$10,001–$50,000
James L. Bashaw, CFA	None	None	None	None	None	None
Timothy S. Schwartz, CFA	$1–$10,000	$1–$10,000	$1–$10,000	$1–$10,000	$1–$10,000	None

SHAREHOLDER SERVICING PLAN

(Ave Maria Catholic Values Fund, Ave Maria Growth Fund and Ave Maria Bond Fund Only)

The Ave Maria Catholic Values Fund, the Ave Maria Growth Fund and the Ave Maria Bond Fund have adopted a Shareholder Servicing Plan (the “Plan”) that permits such Funds to pay compensation to the Funds’ principal underwriter, broker-dealers and other financial intermediaries that have clients who invest in the Funds or that have a servicing relationship with the beneficial owners of shares of the Funds.  Each such Fund may incur expenses under the Plan in an amount not to exceed .25% per annum of its average daily net assets.   During the fiscal year ended December 31,

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2011, the total fees accrued by the Ave Maria Catholic Values Fund pursuant to the Plan were $483,262; the total fees accrued by the Ave Maria Growth Fund pursuant to the Plan were $316,631; and the total fees accrued by the Ave Maria Bond Fund pursuant to the Plan were $126,226.   The Adviser may from time to time from its own resources make payments to broker-dealers or other persons for account administration and personnel and account maintenance services to Fund shareholders.

The Plan will continue in effect from year-to-year, provided such continuance is approved annually by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan (the “Independent Trustees”).  The Plan may be terminated with respect to a Fund at any time without payment of any penalty by vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of such Fund.  In the event the Plan is terminated in accordance with its terms, the terminating Fund will not be required to make any payments for expenses incurred after the termination date.  The Plan may not be amended to increase materially the amount to be spent under the Plan without shareholder approval.  All material amendments to the Plan must be approved by a vote of the Trust’s Board of Trustees and by a vote of the Independent Trustees.

Expenditures made by a Fund under the Plan will not benefit all shareholders of the Fund equally because the types of services provided under the Plan are already being paid for by some shareholders. In approving the Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that such Plan will benefit the Funds and their shareholders.  The Board of Trustees believes that expenditure of the Funds’ assets for service fees under the Plan should assist in the growth of the Funds, which will benefit the Funds and their shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies.  The Plan will be renewed only if the Trustees make a similar determination for each subsequent year of the Plan.  There can be no assurance that the benefits anticipated from the expenditure of a Fund’s assets for service fees will be realized.  While the Plan is in effect, all amounts spent by the Funds pursuant to the Plan and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review.  In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

By reason of his affiliation with the Adviser, George P. Schwartz may be deemed to have a financial interest in the operation of the Plan.

SECURITIES TRANSACTIONS AND PORTFOLIO HOLDINGS

Decisions regarding the placing of the Funds’ securities transactions and negotiation of commission rates where applicable are made by the Adviser and are subject to review by the Board of Trustees of the Trust.  In the purchase and sale of portfolio securities, the Adviser seeks best execution for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.  The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.   During the fiscal years ended December 31, 2011, 2010 and 2009, the Ave Maria Catholic Values Fund paid brokerage commissions of $148,697, $185,324 and $403,362, respectively;

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the Ave Maria Growth Fund paid brokerage commissions of $32,070, $70,367 and $34,268, respectively; the Ave Maria Rising Dividend Fund paid brokerage commissions of $185,900, $101,900 and $156,025, respectively; the Ave Maria Opportunity Fund paid brokerage commissions of $130,798, $54,280 and $44,268, respectively; and the Ave Maria Bond Fund paid brokerage commissions of $18,550, $11,380 and $15,495, respectively. During the fiscal periods ended December 31, 2011 and 2010, the Ave Maria World Equity Fund paid brokerage commissions of $21,159 and $12,449, respectively.  The lower brokerage commissions paid by the Ave Maria Growth Fund during the most recent fiscal year were primarily attributable to a lower portfolio turnover rate during such year. The higher brokerage commissions paid by the Ave Maria Dividend Fund during the most recent fiscal year were primarily attributable to an increase in capital share activity during such year. The higher brokerage commissions paid by the Ave Maria Opportunity Fund during the most recent fiscal year were primarily attributable to a higher portfolio turnover rate during such year.

The Adviser is specifically authorized to select brokers who also provide brokerage and research services to the Funds and/or other accounts over which the Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided within the safe harbor provided by §28(e) of the Securities Exchange Act of 1934, as amended.  The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Funds and to accounts over which it exercises investment discretion.

Research services include securities and economic analyses, reports on issuers’ financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Funds and statistical services and information with respect to the availability of securities or purchasers or sellers of securities.  Although this information is useful to the Funds and the Adviser, it is not possible to place a dollar value on it.  Research services furnished by brokers through whom a Fund effects securities transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with the Funds.   During the fiscal year ended December 31, 2011, the amount of transactions and related commissions directed to brokers by the Ave Maria Catholic Values Fund because of research services provided were $97,100,893 and $132,615, respectively; the amount of transactions and related commissions directed to brokers by the Ave Maria Growth Fund because of research services provided were $37,252,813 and $26,620, respectively; the amount of transactions and related commissions directed to brokers by the Ave Maria Rising Dividend Fund because of research services were $146,561,965 and $175,300, respectively; the amount of transactions and related commissions directed to brokers by the Ave Maria Opportunity Fund because of research services provided were $55,145,994 and $116,283, respectively; the amount of transactions and related commissions directed to brokers by the Ave Maria Bond Fund because of research services provided were $14,096,886 and $17,950, respectively; and the amount of transactions and related commissions directed to brokers by the Ave Maria World Equity Fund because of research services provided were $15,128,193 and $21,159, respectively.

The Adviser may aggregate purchase and sale orders for the Funds and its other clients if it believes such aggregation is consistent with its duties to seek best execution for the Funds and its other clients.  The Adviser will not favor any advisory account over any other account, and each account that participates in an aggregated order will participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared on a pro rata basis.

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The Funds have no obligation to deal with any broker or dealer in the execution of securities transactions.  Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers.  Although the Funds do not anticipate any ongoing arrangements with any brokerage firms, brokerage business may be transacted from time to time with various firms.  Neither the Distributor nor affiliates of the Trust or the Adviser will receive reciprocal brokerage business as a result of the brokerage business transacted by the Funds with any brokers.

As of December 31, 2011, the Ave Maria Rising Dividend Fund and the Ave Maria Opportunity Fund owned common stock issued by the parent companies of BB&T Investment Services, Inc. and Investment Technology Group, Inc.,  which common stock had a market value of $5,914,950 and $810,750, respectively, as of such date.  As of December 31, 2011, the Ave Maria Bond Fund owned bonds issued by the parent company of BB&T Investment Services, Inc., which bonds had a market value of $1,025,213 as of such date.  BB&T Investment Services, Inc. and Investment Technology Group, Inc. are two of the Trust’s “regular broker-dealers” as defined by the 1940 Act.

Code of Ethics.  The Trust, the Adviser, the Sub-Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which permits personnel to invest in securities for their own accounts, subject to certain conditions, including securities that may be purchased or held by the Funds.  The Codes of Ethics adopted by the Trust, the Adviser, the Sub-Adviser and the Distributor are on public file with, and are available from, the Securities and Exchange Commission.

Proxy Voting Policies and Procedures.  The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Funds intend to vote proxies relating to portfolio securities.  The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix B.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling 888-726-9331, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Portfolio Holdings Disclosure Policy.  The Board of Trustees of the Trust has adopted a policy to govern the circumstances under which disclosure regarding portfolio securities held by the Funds and disclosure of purchases and sales of such securities may be made to shareholders of the Funds or other persons.

•
Public disclosure regarding the portfolio securities held by the Funds is made quarterly in Annual Reports and Semi-Annual Reports to Shareholders, and in quarterly holdings reports on Form N-Q (“Official Reports”).  Except for such Official Reports and as otherwise expressly permitted herein or required by applicable law, shareholders and other persons may not be provided with information regarding portfolio securities held, purchased or sold by the Funds.

•
Each Fund posts a listing of its 10 largest holdings of portfolio securities as of the end of each calendar quarter at www.avemariafunds.com.  These listings are typically available at the website within 5 business days of the end of the quarter.  The listings of the 10 largest holdings of portfolio securities on the website are available to the general public.

•	Information regarding portfolio securities as of the end of the most recent month or as of the end of the most recent calendar quarter, and other information regarding the investment activities of

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the Funds during such month or quarter, may be disclosed on at least a 30-day lag to rating and ranking organizations for use in connection with their rating or ranking of the Funds, but only if such disclosure has been approved by the CCO as being in the best interests of shareholders and serving a legitimate business interest of the Funds.  Below is a table listing the organizations that have been approved by the CCO to receive non-public portfolio information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information.  These organizations have not signed confidentiality agreements.  However, the CCO and the Board of Trustees have determined that each such organization is bound by a duty of confidentiality and that the Trust’s policies and procedures with respect to the disclosure of portfolio information are reasonable and sufficient to prevent any harm to the Funds and their shareholders.

Name of Rating or Ranking Organization	Information Provided	Timing of Release and Conditions or Restrictions on Use of Portfolio Holdings Information	Receipt of Compensation or other Consideration by the Fund or Affiliated Party
Morningstar, Inc.	CUSIP, security description, shares/par value, market value, coupon rate, maturity date and fixed income survey	Provided monthly, with a 30-day lag. No formal conditions or restrictions.	None
Bloomberg L.P.	CUSIP, shares/par value, market value, security description, coupon rate, maturity date and percent of total net assets
Provided monthly, with a 30-day lag.  No formal conditions or restrictions.  Bloomberg has indicated that it requires all employees to sign confidentiality agreements acknowledging all information received during their employment must be used for legitimate business purposes only.
None
Standard & Poor’s, Inc. (“S&P”)	CUSIP, security description, shares/par value, market value, coupon rate, maturity date and percent of total net assets
Provided monthly, with a 30-day lag.  No formal conditions or restrictions.  S&P has indicated that its employees are required to follow a code of business conduct that prohibits them from using portfolio information for anything other than performing their job responsibilities; S&P employees must certify annually that they have followed this code of business conduct.
None
Lipper Inc.	CUSIP, shares/par value, market value, security description, total net assets, coupon rate, maturity date
Provided monthly, with a 30-day lag.  No formal conditions or restrictions.  Lipper Inc. has indicated that it will not trade based on the Fund’s portfolio information, and it prohibits its employees from any such trading.
None

•
These policies relating to disclosure of the Funds’ holdings of portfolio securities do not prohibit: (i) disclosure of information to the Funds’ investment advisers or to other Fund service providers, which are the Funds’ administrator, distributor, custodian, independent registered public accounting firm, legal counsel to the Trust and to the Trustees who are not interested persons of the Trust, pricing service, financial printer/typesetter and proxy voting service, or to brokers and dealers in connection with the Funds’ purchase and sale of portfolio securities, provided that such disclosure is reasonably necessary to aid in conducting the ongoing business of the Funds; and (ii) disclosure of holdings of or transactions in portfolio securities by the Funds that is made on the same basis to all shareholders of the Funds.

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•
The CCO may approve other arrangements, not described herein, under which information relating to portfolio securities held by the Funds, or purchased or sold by the Funds (other than information contained in Official Reports), is disclosed to any shareholder or other person.  The CCO shall approve such an arrangement only if the CCO concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Funds and is unlikely to affect adversely the Funds or any shareholder of the Funds and is in the best interests of shareholders and subject to a confidentiality agreement and prohibition of trading based upon material non-public information.

•
Neither the Funds’ investment advisers nor the Trust (or any affiliated person, employee, officer, trustee or director of the investment advisers or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to portfolio securities held, purchased or sold by the Funds.

•
The CCO shall inform the Board of Trustees of any arrangements that are approved by the CCO pursuant to these policies, and the rationale supporting such approval, at the next regular quarterly meeting of the Board of Trustees following such approval.  At least once annually the CCO shall provide the Board of Trustees with a written report as to compliance with these procedures.  The Trust shall maintain a copy of these procedures and all written action under these procedures in an easily accessible place for at least five years.

PORTFOLIO TURNOVER

A Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year, exclusive of short-term investments, by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year.  High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds, and may result in the Funds recognizing greater amounts of capital gains, which would increase the amount of capital gains which a Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes.  See “Taxes.”  The Adviser anticipates that the portfolio turnover rate of each Fund, except for the Ave Maria Opportunity Fund, normally will not exceed 100%.  A 100% turnover rate would occur if all of a Fund’s portfolio securities were replaced once within a one year period.

Generally, the Funds intend to invest for long-term purposes.  However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser or the Sub-Adviser, as applicable, believes that portfolio changes are appropriate.  For the fiscal years ended December 31, 2011, 2010 and 2009, the Ave Maria Catholic Values Fund’s portfolio turnover rate was 29%, 33% and 58%, respectively; the Ave Maria Growth Fund’s portfolio turnover rate was 10%, 25% and 9%, respectively; the Ave Maria Rising Dividend Fund’s portfolio turnover rate was 22%, 34% and 63%, respectively; the Ave Maria Opportunity Fund’s portfolio turnover rate was 101%, 81% and 113%, respectively; and the Ave Maria Bond Fund’s portfolio turnover rate was 27%, 24% and 27%, respectively.  For the fiscal periods ended December 31, 2011 and 2010, the Ave Maria World Equity Fund’s portfolio turnover rate was 13% and 5%, respectively.

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CALCULATION OF SHARE PRICE

The price (net asset value) of shares of each Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m., Eastern time) on each day the Trust is open for business.  The Trust is open for business on every day except Saturdays, Sundays and the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day,  Good  Friday,  Memorial Day, Independence  Day,  Labor Day, Thanksgiving and Christmas.  The Trust may also be open for business on other days in which there is sufficient trading in a Fund’s portfolio securities that its net asset value might be materially affected.

In valuing the assets of the Funds for purposes of computing net asset value, portfolio securities are valued at market value as of the close of trading on each business day when the NYSE is open.  Securities which are traded on stock exchanges, other than NASDAQ, are valued at the closing sales price as of the close of the regular session of trading on the NYSE on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price.  Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price.  Securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid price. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market.  Investments representing shares of other open-end investment companies are valued at their net asset value as reported by such companies. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures adopted by the Board of Trustees.  Debt securities are valued at their current market value when available or at their fair value, which for securities with remaining maturities of 60 days or less has been determined in good faith to be represented by amortized cost value, absent unusual circumstances.  One or more independent pricing services may be utilized to determine the fair value of securities held by the Funds.  The Board of Trustees will review and monitor the methods used by such services to determine that such methods result in fair value and that securities are appropriately valued.

SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Funds offer the following shareholder services:

Regular Account.  The regular account allows for voluntary investments to be made at any time.  When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor’s registration instructions.  Each time there is a transaction in a shareholder account, such as an additional investment or a redemption, the shareholder will receive a confirmation statement showing the current transaction.

Automatic Investment Plan.  The Automatic Investment Plan enables investors to make regular periodic investments in Fund shares through automatic charges to their checking account.  With shareholder authorization and bank approval, the Transfer Agent will automatically charge the checking account for the amount specified ($50 minimum) which will be automatically invested in shares at the share price determined on or about the fifteenth and/or the last business day of the month.  The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Funds.

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Automatic Withdrawal Plan.  Shareholders owning shares with a value of $5,000 or more may establish an Automatic Withdrawal Plan.  A shareholder may receive monthly, quarterly, semi-annual or annual payments, in amounts of not less than $50 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December).  Payments may be made directly to an investor’s account with a commercial bank or other depository institution via an Automated Clearing House (“ACH”) transaction.

Instructions for establishing this service are available by calling the Funds.  Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the redemption date.  If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the instructions (see “How to Redeem Shares” in the Prospectus). A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indicating the names, titles and required number of signatures authorized to act on its behalf.  The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan.  Costs in conjunction with the administration of the plan are currently borne by the applicable Fund.  Investors should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and that the redemption of shares to make withdrawal payments may result in realized long-term or short-term capital gains or losses.  The Automatic Withdrawal Plan may be terminated at any time by the Funds upon sixty days’ written notice or by an investor upon written notice to the Funds.  Applications and further details may be obtained by calling the Funds at 888-726-9331 or by writing to:

Ave Maria Mutual Funds
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Exchange of Shares.  You may exchange shares of one Ave Maria Fund for those of another Ave Maria Fund.  You must meet the minimum investment requirements for the Fund into which you are exchanging.  Note that an exchange is treated as an ordinary sale and purchase for federal income tax purposes, and you may realize a capital gain or loss.

You may request an exchange in writing or by telephone (888-726-9331).  Each Fund redeems shares at the net asset value next calculated after the Transfer Agent receives your exchange request.  The shares you acquire in the exchange will be purchased at the net asset value next calculated after the Transfer Agent receives your request in proper form.

The Funds reserve the right to terminate or modify the exchange privileges of any shareholder, broker, investment adviser or agent who requests a significant number of exchange transactions, either for oneself or one’s customers, upon 60 days’ notice.  The Funds will consider the number of exchanges requested, the time within which requests are made, and the level of expense to the Funds or adverse effects to other shareholders.

Transfer of Registration.  To transfer shares to another owner, send a written request to the Funds at the address shown herein.  Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registrations; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature

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guarantees (see “How to Redeem Shares” in the Prospectus); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc.  If you have any questions about transferring shares, call or write the Funds.

TAXES

The Prospectus describes generally the tax treatment of distributions by the Funds.  This section of the Statement of Additional Information includes additional information concerning federal taxes.

The Funds have qualified and intend to continue to qualify annually for the special tax treatment afforded a “regulated investment company” under Subchapter M of the Internal Revenue Code so that they do not pay federal taxes on income and capital gains distributed to shareholders.  To so qualify a Fund must, among other things:  (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies or from net income derived from an interest in a qualified publicly traded partnership (“PTP”); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund’s total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund’s investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer); and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs.  For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a regulated investment company.

Based on the recently enacted Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), there is a remedy for a failure of the Subchapter M asset diversification test, if the failure was due to reasonable cause and not willful neglect, subject to certain divestiture and procedural requirements and the payment of a tax.  The Modernization Act also sets forth a de minimis exception to a potential failure of the Subchapter M asset diversification test, which would require corrective action but no tax.  In addition, the Modernization Act allows for the remedy of a failure of the source-of-income requirement, if the failure was due to reasonable cause and not willful neglect, subject to certain procedural requirements and the payment of a tax.

Each Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards.  Capital losses arising in taxable years beginning on or before December 22 , 2010 may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.  Capital losses arising in taxable years after December 22, 2010 may be utilized indefinitely to offset net realized capital gains, if any, prior to distributing such gains to shareholders. In addition, capital losses arising in taxable years after December 22, 2010 must be utilized prior to any losses arising on or before December 22, 2010.  As of December 31, 2011, the Funds had the following capital loss carryforwards for federal income tax purposes:

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Expires:	Ave Maria Catholic Values Fund	Ave Maria Growth Fund	Ave Maria Opportunity Fund	Ave Maria World Equity Fund
December 31, 2016	$—	$—	$588,611	$—
December 31, 2017	$2,339,741	$218,750	$—	$—
December 31, 2018	$—	$—	$—	$55,817
No expiration–short-term	$—	$108,529	$—	$339,676
No expiration–long-term	$—	$—	$—	$119,651
Total	$2,339,741	$327,279	$588,611	$515,144

A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund’s “required distribution” over actual distributions in any calendar year.  Generally the “required distribution” is 98% of a Fund’s ordinary income for the calendar year plus 98.2% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years.  Each Fund intends to make distributions sufficient to avoid imposition of the excise tax.

Taxation of the Shareholder.  Dividends from net investment income and net short-term capital gains are generally taxable to shareholders as ordinary income.  Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares of the Funds have been held.  Distributions are taxable, whether received in cash or reinvested in shares of the Funds.

Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Funds from U.S. corporations and certain foreign corporations (“Qualified Dividends”). Such dividends are scheduled to be taxed at ordinary income rates starting in 2013.   It appears that for an individual shareholder to benefit from the lower tax rate on Qualified Dividends, the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation, at least 61 days during a prescribed period.  Under current Internal Revenue Service (“IRS”) practice, the prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend.  Furthermore, in determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar instruments is not included.  Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

It is anticipated that amounts distributed by the Funds that are attributable to certain dividends received from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders.  A corporate shareholder’s dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 91-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend.  In determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar transactions is not counted.  Furthermore, the dividends-received deduction will be disallowed to the extent a corporate shareholder’s investment in shares of the Fund, or the Fund’s investment in the shares of the dividend-paying corporation, is financed with indebtedness.  Additionally, a corporate shareholder would not benefit to the extent it or the Fund is

39

obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

The Funds may be subject to a tax on dividend and interest income received from securities of a non-U.S. issuer withheld by a foreign country at the source.  The United States has entered into tax treaties with many foreign countries that may entitle the Funds to a reduced rate of tax or exemption from tax on such income.  It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested within various countries is not known.  If more than 50% of the value of a Fund’s total assets at the close of a taxable year consists of stocks or securities of foreign countries, the Fund may elect to pass through to its shareholders the foreign income taxes paid by the Fund, provided that certain holding period requirements are met.  In such case, the shareholders would be treated as receiving, in addition to the distributions actually received, their proportionate share of foreign income taxes paid by the Fund, and will be treated as having paid such foreign taxes.  Shareholders generally will be entitled to deduct or, subject to certain limitations, claim a foreign tax credit with respect to such foreign income taxes.  A foreign tax credit will be allowed for shareholders who hold shares of a Fund, and such Fund must hold shares in the dividend or interest paying corporation, for at least 16 days during the 31-day period beginning on the date 15 days before the ex-dividend date.  Furthermore, in determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar instruments is not included.  Additionally, a shareholder would not benefit to the extent it or a Fund is obligated (e.g., pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property.  Shareholders who have been passed through foreign tax credits of no more than $300 ($600 in the case of married couples filing jointly) during a tax year may be able to claim the foreign tax credit for these amounts directly on their federal income tax returns without having to file a separate Form 1116.

Each shareholder is advised annually of the source of distributions for federal income tax purposes.  A shareholder who is not subject to federal income tax will not be required to pay tax on distributions received.

If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Funds may be required to withhold federal income tax at the rate of 28% (backup withholding) from such shareholder’s dividend, capital gain and redemption payments.  Dividend and capital gains distributions may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding.

Taxable distributions generally are included in a shareholder’s gross income for the taxable year in which they are received.  However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Funds during the following January.

Distributions by a Fund will result in a reduction in the market value of the Fund’s shares.  Should a distribution reduce the market value below a shareholder’s cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital.  In particular, investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution.  The price of such shares includes the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

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A redemption or exchange of shares is a taxable event and, accordingly, a capital gain or loss may be recognized.  Investors should consult their tax advisor regarding the effect of federal, state, local, and foreign taxes on an investment in the Funds.

Any loss arising from the sale or redemption of shares of the Funds held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such Fund shares.  For purposes of determining whether shares of a Fund have been held for six months or less, a shareholder’s holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Funds and net gains from the disposition of shares of the Funds.  U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Funds.

Pursuant to Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a “reportable transaction.”  A transaction may be a “reportable transaction” based upon any of several indicia with respect to a shareholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain thresholds.  A significant penalty is imposed on taxpayers who participate in a “reportable transaction” and fail to make the required disclosure.  Investors should consult their own tax advisors concerning any possible disclosure obligation with respect to their investment in shares of the Funds.

Information set forth in the Prospectus and this SAI that relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Funds or their shareholders and this description is not intended as a substitute for federal tax planning. Accordingly, shareholders of the Funds are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this SAI is based on tax laws and regulations which are in effect on the date of the Prospectus and this SAI; these laws and regulations may be changed by legislative or administrative action.

REDEMPTION IN KIND

Each Fund, when it is deemed to be in the best interests of the Fund’s shareholders, may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value.  Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash and will bear market risk until the securities received are converted into cash.  Portfolio securities that are issued in an in-kind redemption will be readily marketable.

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HISTORICAL PERFORMANCE INFORMATION

From time to time, each Fund may advertise average annual total return.  Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P (1 + T)n = ERV

Where:
P =	a hypothetical initial payment of $1,000
T =	average annual total return
n =	number of years
ERV =	ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions.  If a Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

The Funds may also quote average annual total return over the specified periods:  (1) after taxes on Fund distributions; and (2) after taxes on Fund distributions and redemption of Fund shares at the end of the period.  The calculations assume deduction of all taxes due on such Fund distributions.  The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption.  After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution.  The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions).  The tax rates may vary over the course of the measurement period.  State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax.  Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown.  The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  The Funds’ past performance, before and after taxes, is not necessarily an indication of how the Funds will perform in the future.

The table below shows the average annual total returns of the Funds for periods ended December 31, 2011 :

	One Year	Five Years	Ten Years
Ave Maria Catholic Values Fund
Return Before Taxes	-1.34%	-0.16%	5.81%
Return After Taxes on Distributions	-1.34%	-.0.19%	5.61%
Return After Taxes on Distributions and Sale of Fund Shares	-0.87%	-0.14%	5.09%

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	One Year	Five Years	Since Inception (May 1, 2003)
Ave Maria Growth Fund
Return Before Taxes	0.53%	4.02%	9.06%
Return After Taxes on Distributions	0.53%	3.98%	9.01%
Return After Taxes on Distributions and Sale of Fund Shares	0.35%	3.46%	8.02%

	One Year	Five Years	Since Inception (May 2, 2005)
Ave Maria Rising Dividend Fund
Return Before Taxes	4.63%	3.48%	6.19%
Return After Taxes on Distributions	4.14%	3.10%	5.80%
Return After Taxes on Distributions and Sale of Fund Shares	3.67%	2.94%	5.33%

	One Year	Five Years	Since Inception (May 1, 2006)
Ave Maria Opportunity Fund
Return Before Taxes	1.29%	1.06%	2.36%
Return After Taxes on Distributions	1.29%	1.03%	2.19%
Return After Taxes on Distributions and Sale of Fund Shares	0.84%	0.90%	1.95%

	One Year	Five Years	Since Inception (May 1, 2003)
Ave Maria Bond Fund
Return Before Taxes	3.34%	4.99%	4.58%
Return After Taxes on Distributions	2.51%	3.93%	3.54%
Return After Taxes on Distributions and Sale of Fund Shares	2.61%	3.76%	3.40%

	One Year		Since Inception (May 1, 2010)
Ave Maria World Equity Fund
Return Before Taxes	-9.60%		0.96%
Return After Taxes on Distributions	-9.67%		0.91%
Return After Taxes on Distributions and Sale of Fund Shares	-6.15%		0.82%

Each Fund may also advertise total return (a “nonstandardized quotation”) which is calculated differently from average annual total return.  A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions.   The cumulative return for the Ave Maria Catholic Values Fund as calculated in this manner for the period since inception (May 1, 2001) to December 31, 2011 was 85.26%.  For the period since inception (May 1, 2003) to December 31, 2011, the cumulative return of the Ave Maria Growth Fund as calculated in this manner was 112.07%, and the cumulative return of the Ave Maria Bond Fund as calculated in this manner was 47.40%.  The cumulative return for the Ave Maria Rising Dividend Fund as calculated  in  this  manner  for  the  period  since  inception (May 2, 2005) to December 31, 2011 was 49.23%. The cumulative return for the Ave Maria Opportunity Fund as calculated in this manner for the period since inception (May 1, 2006) to December 31, 2011 was 14.16%. The cumulative return for the Ave Maria World Equity Fund as

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calculated in this manner for the period since inception (April 30, 2010) to December 31, 2011 was 1.61%. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return.  For example, the average annual compounded rate of return for the three  years  ended  December  31, 2011 was 17.84% for the Ave Maria Catholic Values Fund, 17.14% for the Ave Maria Growth Fund,  15.62% for the Ave Maria Rising Dividend Fund, 19.34% for the Ave Maria Opportunity Fund and 6.69% for the Ave Maria Bond Fund.  A nonstandardized quotation of total return will always be accompanied by a Fund’s average annual total returns as described above.

From time to time, the Ave Maria Bond Fund may advertise its yield.  A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

Yield = 2 [(a-b/cd + 1)6 – 1]
Where:
a =	dividends and interest earned during the period
b =	expenses accrued for the period (net of reimbursements)
c =	the average daily number of shares outstanding during the period that were entitled to receive dividends
d =	the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security.  Generally, interest earned (for the purpose of “a” above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest).  With respect to the treatment of discounts and premiums on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized.  The yield of the Ave Maria Bond Fund for the 30-day period ended December 31, 2011 was 0.91% .

The performance quotations described above are based on historical earnings and are not intended to indicate future performance.

From time to time the Funds may advertise their performance rankings as published by recognized independent mutual fund statistical services such as Morningstar, Inc. or Lipper Inc., or by publications of general interest such as Forbes, Money, The Wall Street Journal, Business Week, Barron’s or Fortune.  The Funds may also compare their performance to that of other selected mutual funds, averages of the other mutual funds within their categories as determined by Morningstar, Inc. or Lipper Inc., or recognized indicators such as the Dow Jones Industrial Average, the Standard & Poor’s 500 Index, the Standard & Poor’s 400 Midcap Index, the Standard & Poor’s 600 Smallcap Index, the Standard & Poor’s Global 1200 Index, the Barclays U.S. Intermediate Government/Credit Bond Index, the Russell 2000 Index, the NASDAQ Composite Index and the Value Line Composite Index.  In connection with a ranking, the Funds may provide additional information, such as the particular category of funds to which the ranking relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of fee waivers and/or

44

expense reimbursements, if any.  The Funds may also present their performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser’s view of current or past market conditions or historical trends.

In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to a Fund’s portfolio, that the averages are generally unmanaged and that the calculations of such averages may not be identical to the formula used by a Fund to calculate its performance.  In addition, there can be no assurance that the Funds will continue this performance as compared to such other averages.

PRINCIPAL SECURITY HOLDERS

As of April 5, 2012, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 5.3% of the outstanding shares of the Ave Maria Catholic Values Fund, 12.3% of the outstanding shares of the Ave Maria Growth Fund, 19.9% of the outstanding shares of the Ave Maria Rising Dividend Fund, 11.5% of the outstanding shares of the Ave Maria Opportunity Fund and 5.0% of the outstanding shares of the Ave Maria Bond Fund; Nationwide Trust Company, P.O. Box 182029, Columbus, Ohio 43218, owned of record 5.0% of the outstanding shares of the Ave Maria Rising Dividend Fund; Louis C. and Mary Jo Argenta, c/o Schwartz Investment Counsel, 3707 W.  Maple Road, Suite 100, Bloomfield Hills, Michigan 48301, owned of record 10.1% of the outstanding shares of the Ave Maria Opportunity Fund and 7.6% of the outstanding shares of the Ave Maria World Equity Fund; the George P. Schwartz Roth IRA Account, 3707 W. Maple Road, Suite 100, Bloomfield Hills Michigan 48301, owned of record 5.1% of the outstanding shares of the Ave Maria World Equity Fund; the Thomas S. Monaghan Living Trust, c/o Schwartz Investment Counsel, 3707 W. Maple Road, Suite 100, Bloomfield Hills, Michigan 48301, owned of record 5.4% of the outstanding shares of the Ave Maria World Equity Fund; National Financial Services, Inc., 12615 Parallel Parkway, Kansas City,  Kansas 66109 owned 9.9% of the outstanding shares of the Ave Maria World Equity Fund; and Forethought Federal Savings, Forethought Center, Highway 46 East, Batesville, Indiana, 47006, owned of record 5.9% of the outstanding shares of the Ave Maria Bond Fund.

As of April 5, 2012, the Trustees and officers of the Trust as a group owned of record or beneficially 6.3% of the outstanding shares of the Ave Maria World Equity Fund and less than 1% of the outstanding shares of each of the other Funds.

CUSTODIAN

U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, has been retained to act as custodian for the Funds’ investments.  As custodian, U.S. Bank, N.A. acts as the Funds’ depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Deloitte & Touche LLP, 111 South Wacker Drive, Chicago, Illinois 60606, has been selected as the independent registered public accounting firm for the Trust for the fiscal year ending December 31, 2012 .  Deloitte & Touche LLP performs an annual audit of the Funds’ financial statements and advises the Funds as to certain accounting matters.

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LEGAL COUNSEL

Sullivan & Worcester LLP, 1666 K Street, NW, Washington, D.C. 20006, serves as counsel to the Trust.

TRANSFER AGENT AND ADMINISTRATOR

Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the transfer agent, administrator and fund accountant to the Funds pursuant to a Mutual Fund Services Agreement.  Ultimus maintains the records of each shareholder’s account, processes purchases and redemptions of the Funds’ shares and acts as dividend and distribution disbursing agent.  Ultimus also provides administrative services to the Funds, calculates daily net asset value per share and maintains such books and records as are necessary to enable Ultimus to perform its duties.  For the performance of these services, each Fund (except the Ave Maria Bond Fund) pays Ultimus a fee at the annual rate of 0.15% of the average value of its daily net assets and the Ave Maria Bond Fund pays Ultimus a fee at the annual rate of 0.10% of the average value of its daily net assets, provided, however, that the minimum fee is $4,000 per month with respect to each Fund (except the Ave Maria World Equity Fund was subject to a minimum fee of $2,500 per month until April 30, 2011).   In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, stationery, checks, drafts, forms, reports, record storage, communication lines and the costs of external pricing services.

During the fiscal years ended December 31, 2011, 2010 and 2009, Ultimus received fees from the Ave Maria Catholic Values Fund of $289,995, $257,949 and $213,535, respectively; fees from the Ave Maria Growth Fund of $242,021, $187,148 and $142,470, respectively; fees from the Ave Maria Rising Dividend Fund of $263,719, $170,919 and $123,930, respectively; fees from the Ave Maria Opportunity Fund of $48,755, $48,000 and $48,000, respectively; and fees from the Ave Maria Bond Fund of $84,159, $65,115 and $50,344, respectively. During the fiscal periods ended December 31, 2011 and 2010, Ultimus received fees from the Ave Maria World Equity Fund of $42,000 and $20,000, respectively.

THE DISTRIBUTOR

Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Funds pursuant to a Distribution Agreement.  Shares are sold on a continuous basis by the Distributor.  The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares.  The Distribution Agreement provides that, unless sooner terminated, it will continue in force from year to year, provided such continuance is approved at least annually by (1) the Board of Trustees or a vote of a majority of the outstanding shares; and (2) a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval.  The Distribution Agreement may be terminated by a Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on sixty days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days’ written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment.   The Distributor is a wholly-owned subsidiary of Ultimus, and Robert G. Dorsey and Mark J. Seger are each Managing Directors of the Distributor and officers of the Trust.

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FINANCIAL STATEMENTS

The financial statements of the Funds, which have been audited by Deloitte & Touche LLP, are incorporated herein by reference to the Annual Report of the Funds dated December 31, 2011.

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APPENDIX A (RATINGS DESCRIPTIONS)

The various ratings used by Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Group (“S&P”) are described below.  A rating by a nationally recognized statistical rating organization (“NRSRO”) represents the organization’s opinion as to the credit quality of the security.  However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer.  Consequently, the Adviser believes that the quality of corporate bonds and preferred stocks in which the Funds may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis.  A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor.  When a security has received a rating from more than one NRSRO, each rating is evaluated independently.  Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable.  Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The ratings of Moody’s and S&P for corporate bonds and convertible debt in which each Fund may invest are as follows:

Moody’s Investors Service, Inc.

Aaa – Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged”.  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa – Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A – Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations.  Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa – Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba – Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

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B – Bonds which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa – Bonds which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca – Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C – Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor’s Ratings Group

AAA – Bonds rated AAA have the highest rating assigned by Standard & Poor’s to a debt obligation.  Capacity to pay interest and repay principal is extremely strong.

AA – Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A – Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB – Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal.  Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC and CC – Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.  BB indicates the lowest degree of speculation and CC the highest degree of speculation.  While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C – The rating C is reserved for income bonds on which no interest is being paid.

D – Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

The ratings of Moody’s and S&P for preferred stocks in which each Fund may invest are as follows:

Moody’s Investors Service, Inc.

aaa – An issue which is rated aaa is considered to be a top-quality preferred stock.  This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

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aa – An issue which is rated aa is considered a high-grade preferred stock.  This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well-maintained in the foreseeable future.

a – An issue which is rated a is considered to be an upper-medium grade preferred stock.  While risks are judged to be somewhat greater than in the “aaa” and “aa” classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa – An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured.  Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba – An issue which is rated ba is considered to have speculative elements and its future cannot be considered well-assured.  Earnings and asset protection may be very moderate and not well-safeguarded during adverse periods.  Uncertainty of position characterizes preferred stocks in this class.

b – An issue which is rated b generally lacks the characteristics of a desirable investment.  Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa – An issue which is rated caa is likely to be in arrears on dividend payments.  This rating designation does not purport to indicate the future status of payments.

ca – An issue rated ca is speculative to a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c – An issue rated c is the lowest rated class of preferred stock.  Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor’s Ratings Group

AAA – This is the highest rating that may be assigned by Standard & Poor’s to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA – A preferred stock issue rated AA also qualifies as a high-quality fixed-income security.  The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A – An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions.

BBB – An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

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BB, B and CCC – Preferred stock rated BB, B and CCC are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations.  BB indicates the lowest degree of speculation and CCC the highest degree of speculation.  While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC – The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

C – A preferred stock rated C is a non-paying issue.

D – A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

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APPENDIX B (PROXY VOTING POLICIES AND PROCEDURES)

Schwartz Investment Trust and Schwartz Investment Counsel, Inc.

Proxy Voting Policies and Procedures

Schwartz Investment Trust and Schwartz Investment Counsel, Inc. intend to exercise a voice on behalf of its shareholders and clients in matters of corporate governance through the proxy voting process.  We take our fiduciary responsibilities very seriously and believe the right to vote proxies is a significant asset of shareholders and clients. We exercise our voting responsibilities as a fiduciary, solely with the goal of maximizing the value of our shareholders’ and clients’ investments.

Schwartz Investment Trust’s (“SIT”) Board of Trustees has delegated to Schwartz Investment Counsel, Inc. (“SICI”) the responsibility of overseeing voting policies and decisions for the Trust.   Our proxy voting principles for Schwartz Investment Trust and other clients are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented.

General Policy for Voting Proxies

SICI will vote proxies solely in the interests of clients.  Any conflict of interest must be resolved in the way that will most benefit clients.  Since the quality and depth of management is a primary factor considered when investing in a company, substantial weight is given to the recommendation of management on any issue.  However, SICI will consider each issue on its own merits, and the position of a company’s management will not be supported in any situation where it is found not to be in the best interests of clients.  Proxy voting, absent any unusual circumstances or conflicts of interest, will be conducted in accordance with the procedures set forth below.

Conflicts of Interest

SICI recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of clients.  Such circumstances may include, but are not limited to, situations where SICI or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote.  SICI shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of SICI with respect to voting proxies on behalf of clients, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of SICI’s business, and to bring conflicts of interest of which they become aware to the attention of the Proxy Manager.  SICI shall not vote proxies relating to such issuers on behalf of client accounts until it has determined that the conflict of interest is not material, or as it relates to SIT’s holdings, a method of resolving such conflict of interest has been agreed upon by the Committee of Independent Trustees.  A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence SICI’s decision-making in voting a proxy.  Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the Proxy Manager determines that a conflict of interest is not material, SICI may vote proxies notwithstanding the existence of a conflict.  If the conflict of interest is determined to be material as it relates to SIT’s holdings, the conflict shall be disclosed to the Committee of Independent Trustees and SICI shall follow the instructions of the Committee of Independent Trustees.  The Proxy Manager shall keep a record of all materiality decisions and SICI’s Chief Compliance Officer shall report them to the Committee of Independent Trustees on a quarterly basis.

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Election of the Board of Directors

SICI believes that good governance starts with an independent board, unfettered by significant ties to management, all of whose members are elected annually. In addition, key board committees should be entirely independent.

SICI will generally support the election of directors that result in a board made up of a majority of independent directors.

SICI will hold directors accountable for the actions of the committees on which they serve. For example, SICI will withhold votes for nominees who serve on the compensation committee if they approve excessive compensation arrangements or propose equity-based compensation plans that unduly dilute the ownership interests of stockholders.

SICI will support efforts to declassify existing boards. SICI will vote against efforts by companies to adopt classified board structures, or impose “poison pills” on its shareholders or adopt multiple classes of stock.

Approval of Independent Auditors

SICI believes that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not, in the aggregate, impair independence.

Equity-based Compensation Plans

SICI believes that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, SICI is opposed to plans that substantially dilute shareholders’ ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

SICI will generally vote against plans where total potential dilution (including all equity-based plans) exceeds 10% of shares outstanding.

SICI will generally vote against plans if annual option grants have exceeded 2% of shares outstanding.

These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan’s impact on our shareholdings  SICI considers other factors such as the nature of the industry and size of the company.

SICI will vote against plans that have any of the following structural features:

•	Ability to re-price underwater options

•	Ability to issue options with an exercise price below the stock’s current market price.

•	Ability to issue reload options.

•	Automatic share replenishment (“evergreen”) feature.

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SICI will support measures intended to increase long-term stock ownership by executives.  These may include:

•	Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive’s salary).

•	Requiring stock acquired through option exercise to be held for a certain period of time.

•	Using restricted stock grants instead of options.

To this end, SICI supports expensing the fair value of option grants because it substantially eliminates their preferential financial statement treatment vis-à-vis stock grants, furthering SICI’s case for increased ownership by corporate leaders and employees.

SICI will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

Corporate Structure and Shareholder Rights

SICI believes that shareholders should have voting power equal to their equity interest in the company and should be able to approve (or reject) changes to the corporation’s by-laws by a simple majority vote.

SICI will support proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals. SICI will vote against proposals to impose super-majority requirements.

SICI will vote for proposals to lower barriers to shareholder action (e.g., limited rights to call special meetings, limited rights to act by written consent).

SICI will vote against proposals for a separate class of stock with disparate voting rights.

SICI will generally vote for proposals to subject shareholder rights plans (“poison pills”) to a shareholder vote. In evaluating these plans, SICI will be more likely to support arrangements with short-term (less than 3 years) sunset provisions, qualified bid/permitted offer provisions (“chewable pills”) and/or mandatory review by a committee of independent directors at least every three years (so-called “TIDE” provisions).

Corporate and Social Policy Issues

SICI believes that “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

SICI generally votes against these types of proposals, though exceptions may be made in certain instances where SICI believes a proposal has substantial economic implications.

Proxy Voting Process

Proxy voting is subject to the supervision of Robert C. Schwartz, Vice President of SICI (“Proxy Manager”).  Reasonable efforts will be made to obtain proxy materials and to vote in a timely fashion.  Records will be maintained regarding the voting of proxies under these policies and procedures.

54

SCHWARTZ INVESTMENT TRUST

PART C.	OTHER INFORMATION

Item 28.	Exhibits

(a)	Agreement and Declaration of Trust – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 11 filed on April 19, 2001

(b)	Bylaws – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 18 filed on February 15, 2005

(c)	Incorporated by reference to Agreement and Declaration of Trust and Bylaws

(d)	(i)
Advisory Agreement (with respect to the Schwartz Value Fund) with Schwartz Investment Counsel, Inc. – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 25 filed on April 28, 2010

(ii)
Advisory Agreement (with respect to the Ave Maria Catholic Values Fund) with Schwartz Investment Counsel, Inc. – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 25 filed on April 28, 2010

(iii)
Investment Management Agreement (with respect to the Ave Maria Bond Fund) with Schwartz Investment Counsel, Inc. – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 16 filed on April 30, 2003

(iv)
Investment Management Agreement (with respect to the Ave Maria Growth Fund) with Schwartz Investment Counsel, Inc. – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 25 filed on April 28, 2010

(v)
Sub-Advisory Agreement (with respect to the Ave Maria Growth Fund) with JLB & Associates, Inc. – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 22 filed on April 29, 2008

(vi)
Advisory Agreement (with respect to the Ave Maria Rising Dividend Fund) with Schwartz Investment Counsel, Inc. – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 19 filed on February 15, 2006

(vii)	Advisory Agreement (with respect to the Ave Maria Opportunity Fund) – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 25 filed on February 28, 2010

(viii)
Advisory Agreement (with respect to the Ave Maria World Equity Fund) with Schwartz Investment Counsel, Inc. – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 25 filed on April 28, 2010

(e)	(i)	Distribution Agreement with Ultimus Fund Distributors, LLC – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 21 filed on April 30, 2007

(ii)	Form of Dealer’s Agreement – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 19 filed on February 15, 2006

(f)	Inapplicable

(g)	Custody Agreement with US Bank, N.A. – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 18 filed on February 15, 2005

(h)	(i)	Mutual Fund Services Agreement with Ultimus Fund Solutions, LLC – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 25 filed on April 28, 2010

(ii)
Expense Limitation Agreements (with respect to the Ave Maria Catholic Values Fund,  Ave Maria Growth Fund, Ave Maria Rising Dividend Fund, Ave Maria Opportunity Fund and Ave Maria Bond Fund) with Schwartz Investment Counsel, Inc. – Filed herewith

(i)	Opinion and Consent of Counsel relating to Issuance of Shares – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 24 filed on February 16, 2010

(j)	Consent of Independent Registered Public Accounting Firm – Filed herewith

(k)	Inapplicable

(l)	Agreement Relating to Initial Capital – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 11 filed on April 19, 2001

(m)	Shareholder Servicing Plan – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 16 filed on April 30, 2003

(n)	Inapplicable

(o)	Reserved

(p)	(i)	Code of Ethics of Registrant – Filed herewith

(ii)	Code of Ethics of Schwartz Investment Counsel, Inc. – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 26 filed on April 29, 2011

(iii)	Code of Ethics of Ultimus Fund Distributors, LLC – Filed herewith

(iv)	Code of Ethics of JLB & Associates, Inc. – Filed herewith

(Other)	(i)	Power of Attorney for Donald J. Dawson, Jr. – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 26 filed on April 29, 2011

(ii)	Power of Attorney for John E. Barnds – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 26 filed on April 29, 2011

(iii)	Power of Attorney for Joseph M. Grace – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 26 filed on April 29, 2011

(iv)	Power of Attorney for Louis C. Bosco, Jr. – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 26 filed on April 29, 2011

Item 29.	Persons Controlled by or Under Common Control with Registrant.

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.	Indemnification

Article VI of the Registrant’s Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

“Section 6.4  INDEMNIFICATION OF TRUSTEES, OFFICERS, ETC.  The Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Section 6.5 ADVANCES OF EXPENSES.  The Trust shall advance attorneys’ fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, and Ohio Revised Code Chapter 1707, as amended.  In the event any of these laws conflict with Ohio Revised Code Section 1701.13(E), as amended, these laws, and not Ohio Revised Code Section 1701.13(E), shall govern.

Section 6.6 INDEMNIFICATION NOT EXCLUSIVE, ETC.  The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled.  As used in this Article VI, “Covered Person” shall include such person’s heirs, executors and administrators.  Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.”

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy.  The policy provides coverage to the Registrant, its Trustees and officers, and its investment adviser.  Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.  The Trustees and officers of Registrant will not seek recovery of losses under the policy without having first received an opinion of counsel of Registrant or a decision from a court of appropriate jurisdiction that recovery under the policy is not contrary to public policy as expressed in Section 17(h) of the 1940 Act or otherwise.

The Advisory Agreements with Schwartz Investment Counsel, Inc. (the “Adviser”) provide that the Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Agreements, or in accordance with (or in the absence of) specific directions or instructions from Registrant, provided, however, that such acts or omissions shall not have resulted from Adviser’s willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Adviser in its actions under the Agreements or breach of its duty or of its obligations thereunder.

The Sub-Advisory Agreement with JLB & Associates, Inc. (the “Sub-Adviser”) provides that the Sub-Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Agreement, or in accordance with (or in the absence of) specific directions or instructions from Registrant, provided, however, that such acts or omissions shall not have resulted from Sub-Adviser’s willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Sub-Adviser in its actions under the Agreement or breach of its duty or of its obligations thereunder.

The Distribution Agreement with Ultimus Fund Distributors, LLC (the “Distributor”) provides that the Distributor, its directors, officers, employees, partners, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of Distributor’s duties or from the reckless disregard by any of such persons of Distributor’s obligations and duties under the Agreement.  Registrant will advance attorneys’ fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

Notwithstanding any provisions to the contrary in Registrant’s Agreement and Declaration of Trust, in Ohio law or in the Advisory Agreements, the Sub-Advisory Agreement and the Distribution Agreement, Registrant will not indemnify its Trustees and officers, the Adviser or the Distributor for any liability to the Registrant or its shareholders to which such persons would otherwise be subject unless (1) a final decision on the merits is made by a court or other body before whom the proceeding was brought that the person to be indemnified (“indemnitee”) was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties (“disabling conduct”) or (2) in the absence of such a decision, a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Trustees who are neither “interested persons” of Registrant as defined in the Investment Company Act of 1940 nor parties to the proceeding (“disinterested, non-party Trustees”), or (b) an independent legal counsel in a written opinion.  Registrant may advance attorneys’ fees or other expenses incurred by the indemnitee in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification, so long as one of the following conditions is met:  (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

Item 31.	Business and Other Connections of the Investment Adviser

The Adviser has been registered as an investment adviser since 1988 and had assets under management of approximately $899 million as of December 31, 2011 .  The directors and officers of the Adviser and any other business, profession, vocation or employment of a substantial nature engaged in at any time during the past two years:

(i)	George P. Schwartz — None
(ii)	Richard L. Platte, Jr. — None
(iii)	Gregory R. Heilman — None
(iv)	Timothy S. Schwartz — None
(v)	Cathy M. Stoner — None

The business address of the Adviser and of each director and officer of the Adviser is 3707 W. Maple Road, Suite 100, Bloomfield Hills, Michigan 48301, except the business address of Timothy S. Schwartz is at the Adviser’s Florida office, 5060 Annunciation Boulevard, Suite 101, Ave Maria, Florida 34142.

The Sub-Adviser has been registered as an investment adviser since 1983.  The directors and executive officers of the Sub-Adviser and any other business,

profession, vocation or employment of a substantial nature engaged in at any time during the past two years:

(i)	James L. Bashaw — None
(ii)	James E. Bashaw — None

The business address of the Sub-Adviser and of each director and executive officer of the Sub-Adviser is 44670 Ann Arbor Road, Suite 190, Plymouth, Michigan 48170.

Item 32.	Principal Underwriters

(a)	The Distributor, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, also acts as the principal underwriter for the following registered investment companies:

	Williamsburg Investment Trust	The GKM Funds
	Hussman Investment Trust	Profit Funds Investment Trust
	NCM Capital Investment Trust	TFS Capital Investment Trust
	The Cutler Trust	Papp Investment Trust
	The Berwyn Funds	The Piedmont Investment Trust
	CM Advisers Family of Funds	AlphaMark Investment Trust
	Stadion Investment Trust	Stralem Fund
	Gardner Lewis Investment Trust	Ultimus Managers Trust

(b)	The following list sets forth the directors and executive officers of the Distributor. The business address of each of the named persons is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

	Name	Position with Distributor	Position with Registrant
	Robert G. Dorsey	President/Managing Director	Assistant Secretary
	Mark J. Seger	Treasurer/Managing Director	Assistant Treasurer
	Wade R. Bridge	Vice President	Assistant Secretary
	Theresa M. Bridge	Vice President	Assistant Treasurer
	Stephen L. Preston	Chief Compliance Officer	Assistant Vice President/ AML Compliance Officer
	Tina H. Bloom	Vice President	Assistant Secretary
	Craig J. Hunt	Vice President	None
	Steven F. Nienhaus	Vice President	None
	Kristine Limbert	Vice President	None
	Jeffrey Moeller	Vice President	None
	Julie M. Schmuelling	Vice President	Assistant Treasurer
	Kirk Littleton	Vice President	None
	Frank L. Newbauer	Assistant Vice President	None

(c)	Inapplicable

Item 33.	Location of Accounts and Records

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at its offices located at either 3707 W. Maple Road, Suite 100, Bloomfield Hills, Michigan 48301 or 5060 Annunciation Boulevard, Suite 101, Ave Maria, Florida 34142 , at the offices of the Sub-Adviser located at 44670 Ann Arbor Road, Suite 190, Plymouth, Michigan 48170, or at the offices of the Registrant’s transfer agent located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or at the offices of the Registrant’s custodian located at 425 Walnut Street, Cincinnati, Ohio 45202.

Item 34.	Management Services Not Discussed in Parts A or B

Inapplicable

Item 35.	Undertakings

Inapplicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills and State of Michigan on the 27th day of April, 2012 .

SCHWARTZ INVESTMENT TRUST

By:	/s/ George P. Schwartz
George P. Schwartz, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George P. Schwartz	President and Trustee	April 27, 2012
George P. Schwartz	(Chief Executive Officer)

/s/ Timothy S. Schwartz	Treasurer	April 27, 2012
Timothy S. Schwartz	(Chief Financial Officer
and Principal Accounting Officer)

Trustee
Donald J. Dawson, Jr.*		/s/ George P. Schwartz
George P. Schwartz
Attorney-in-fact*
	Trustee	April 27, 2012
John E. Barnds*

Trustee
Joseph M. Grace*

Trustee
Louis C. Bosco, Jr.*

INDEX TO EXHIBITS

Item 28(h)(ii)
Expense Limitation Agreement (with respect to the Ave Maria Catholic Values Fund, Ave Maria Growth Fund, Ave Maria Rising Dividend Fund, Ave Maria Opportunity Fund and Ave Maria Bond Fund) with Schwartz Investment Counsel, Inc.

Item 28(j)	Consent of Independent Registered Public Accounting Firm

Item 28(p)(i)	Code of Ethics of Registrant

Item 28(p)(ii)	Code of Ethics of Ultimus Fund Distributors, LLC

Item 28(p)(iv)	Code of Ethics of JLB & Associates, Inc.